PRELIMINARY PROXY STATEMENT

                   DIAMOND ENTERTAINMENT CORPORATION
                         16818 MARQUARDT AVENUE
                       CERRITOS, CALIFORNIA 90703

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON JULY 31, 1996

To the shareholders of Diamond Entertainment Corporation:

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders ( the " Annual Meeting") of Diamond Entertainment Corporation, a New Jersey corporation (the "Company"), will be held on July 31, 1996 at 3:00 P. M., local time, at the offices of Diamond Entertainment Corporation, 16818 Marquardt Avenue, Anaheim, CA 90703 to consider and vote upon the following proposals and such business as may properly come before the Annual Meeting:

1.To elect one (1) Class 1 directors and two (2) Class 2 directors to the Board of the Company for term of three years;

2. To ratify the appointment of Mortenson & Associates, P. C. As the Company's independent certified public accountants;

3. To increase the authorized common stock of the Company from 15,000,000 shares
 of    common stocks no par value ("Common Stock"), to 100,000,000 shares; and

4. To transact such other business as may properly come before the Annual
    Meeting or any   adjournments thereof.

      The Board of Directors has fixed the close of business on June 25, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice and vote at the Annual Meeting, or any adjournment or postponements thereof.

      You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the reply envelope provided. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense.

      Shareholders are requested to carefully read and review the accompanying Proxy Statement before executing and returning the Proxy to the Company or voting in person at the Annual Meeting.

                                    By Order of the Board of Directors of
                                          Diamond Entertainment Corporation

                                    James Lu, Chairman of the Board/Chief
                                          Executive Officer/President and
                                          Secretary


Dated:June 25, 1996

                       PRELIMINARY PROXY STATEMENT

                    DIAMOND ENTERTAINMENT CORPORATION
                         16818 MARQUARDT AVENUE.
                          CERRITOS, CA.  90703
                             (310) 921-3999

           PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON JULY 31,1996
              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                 GENERAL

      This Proxy Statement is furnished to shareholders of Diamond Entertainment Corporation, a New Jersey corporation ("Diamond" or the "Company" or "Diamond"), in connection with the solicitation of proxies by the Board of Directors for the annual meeting of shareholders to be held at the offices of Diamond Entertainment Corporation, 16818 Marquardt Ave., Cerritos CA 90703 on July 31, 1996 at 3:00 P.M., local time, and any adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the attached Notice of Annual Meetings are first being mailed to shareholders of the Company on or about June 25,1996.

      At the Annual Meeting, shareholders will be asked to approve and consent to:

1. The election of one (1) Class 1 director to the Board of the Company for a term of three years. One (1) nominee for the Board is Jeffrey Schillen; The election of two (2) Class 2 directors to the Board of the Company for terms of three years. The two (2) nominees for the Board are James Lu and Murray Scott;

2. Ratify the appointment of Mortenson & Associates, P.C. as the Company's independent certified public accountants;

3. The increase of the authorized common stock of the Company from 15,000,000 shares of common stock, no par value ("Common Stock"), to 100,000,00 shares; and

4. Transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Voting at the Annual Meeting

   The Board of Directors of the Company has fixed the close of business on June 25, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were shares of the Company's common stock, no par value (the

"Diamond Common Stock"), issued and outstanding, each of which is entitled to one vote at the Annual Meeting, and there were shares of Diamond preferred stock, no par value (the "Diamond Preferred Stock"), issued and outstanding, each such share entitling the holder to one and ninety five one hundreds (1.95) votes at the Annual Meeting. As of the Record Date there were issued and outstanding shares of voting stock of the Company representing an aggregate of votes entitled to vote at the Annual Meeting.

   The Company has approximately holders of record. The Diamond Common Stock and the Diamond Preferred Stock vote as one group on all matters.

   Under the Certificate of Incorporation of the Company and under the New Jersey Business Corporation Law, the affirmative vote of a majority of the combined votes cast by the holders of the issued and outstanding shares of the capital stock of the Company entitled to vote ("Shareholder Approval") is necessary to approve and consent to the election of the members of the Board of the Company, the ratification of the auditors of the Company, and the increase of the authorized Common Stock of the Company (collectively referred to as the "Three Shareholder Matters"). The Board of Directors recommends voting FOR the Three Shareholder matters. Unless otherwise instructed, proxies solicited by the Board of Directors will be voted FOR the Three Shareholder Matters.

   In order to vote in favor of or against any of the Three Shareholder Matters at the Annual Meeting, shareholders may attend the Annual Meeting or deliver executed proxies to the Secretary of the Company at 16818 Marquardt Avenue, Cerritos, CA 90703 on or before the date of the Annual Meeting. Shareholders attendant the meeting may abstain form voting by marking the appropriate boxes designated as Abstain on the Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating a quorum.

   It is not anticipated that any other matters will be brought before the Annual Meeting.

Proxy Solicitation

   The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Security Ownership of Directors, Officers and Principal Stockholders of the Company.

   The following table sets forth as of February 10,1996 (the record date), certain information with respect to the beneficial ownership of Diamond Preferred Stock and Diamond Common Stock by each person or entity known by the Company to be the beneficial owner of 5% or more of such shares, each director of the company, and all officers and directors of the Company as a group:






                                  Name


                               Shares of
                                 Common
                                 Stock
                                 Owned



                             Percentage (%)
                                of Total
                              Common Stock



                               Shares of
                               Preferred
                               Stock (8)


                            Shares of Common
                             Stock Assuming
                             Conversion of
                            Preferred Stock

                           Percentage (%) of
                              Common Stock
                                Assuming
                           Conversion of All
                          Preferred Stock (8)
Sam H. M. Chang (6)(7).......................
c/o Diamond Entertainment Corporation
   16818 Marquardt Ave.,
   Cerritos,  CA 90703
                                  -0-
                                  -0-
                                 75,752
                                147,716
                                 1.08%
James K.T. Lu (6)(8).......................
c/o Diamond Entertainment Corporation
   16818 Marquardt Ave.,
   Cerritos,  CA 90703
                               4,412,785
                                 59.97%
                                209,287
                                408,110
                                 35.24%
Jeffrey I. Schillen (3)(4)(6)....................
c/o Diamond Entertainment Corporation
   4400 Route 9 South
   Freehold, NJ 07728
                               3,020,750
                                 0.15%
                                 36,282
                                 70,750
                                 22.45%
Murray T. Scott (6)(8) ...........................  c/o
c/o Diamond Entertainment Corporation
 16818 Marquardt Ave.,
  Cerritos,  CA 90703
                                800,000
                                  -0-
                                 75,796
                                147,802
                                 6.93%

Pacesetter Int'l Co. ............................
   Hong Kong
                               2,538,446
                                 18.84%
                                  -0-
                                  -0-
                                  -0-
All directors and officers as a group
(5 persons) .............................

                               8,233,535

                                 60.19%

                                427,886

                                839,378

                                 64.62%

(5)Mr. Lu is the Chief Executive Officer, President, Secretary and Director of the Company.
(6)Mr. Schillen may be deemed a "parent" or "promoter" of the Company as such terms are defined in the Securities Act of 1933, as amended, by virtue of being a founder, Executive Vice President and Director of the Company.
(7)Includes 8,710 shares of Common Stock issued pursuant to the Restricted Stock Plan which shares are to be returned in accordance with the terms of the Restricted Stock Plan.

(8)Includes 4,198 shares of Common Stock issued pursuant to the Restricted Stock Plan which shares are to be returned in accordance with the terms of the Restricted Stock Plan.

(9)The Preferred Stock entitles the holder to 1.95 votes for each share owned and each share may be converted into 1.95 shares of Common Stock.
(10)     Mr. Scott is a Director of the Company.

                        1. ELECTIONS OF DIRECTORS

   Under the certificate of incorporation of the Company ("Certificate of Incorporation"), the Board of Directors of the Company is divided into three (3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of five (5) directors with three (3) Class 1 directors whose terms expire in 1995, two (2) Class 2 directors whose terms expire in 1994, who continue to serve until their successors have been nominated and elected. Officers are elected annually by and serve at the discretion of the Board of Directors.

   The Board has nominated one (1) candidate to serve as Class 1 directors (Jeff Schillen who is currently a Class 1 directors and whose term has now expired) and two (2) candidates to serve as Class 2 Directors (James Lu and Murray Scott, who are currently Class 2 Directors and whose terms have now expired). The names and biographical summaries of the three (3) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until their Class next stands for election. The Proxies will be voted for the election of the three (3) nominees listed below as directors of the Company unless otherwise specified on the form provided. The vote of a majority of the capital stock, present and constituting a quorum at the Annual Meeting, will be necessary to elect the directors listed below. If, for any reasons, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual meeting. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

BIOGRAPHICAL SUMMARIES

   Class a Nominees (terms expires 1998)

   Jeffrey I. Schillen (Class 1 Director) Mr. Schillen is Executive Vice President of Sales
and Marketing of the Company and has been a Director of the Company since inception in
April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the company since April 1986. From May 1984 to April 1986, Mr. Schillen was
 President and
Chief Operating Officer of the Music Corner Inc., a retail record, tape and video chain which he co-founded. From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss
 Records, Inc., a retail
record, tape and video chain.  See "EMPLOYMENT AGREEMENT."

   Class 2 Nominees (terms expires 1998)

   James Lu  (Class 2 Director)   Mr. Lu has been a director of the Company
and Chairman
of the Board of Directors since February 28, 1989. Mr. Lu was elected as Chairman of the
Board,Chief Executive Officer and Secretary of the Company as of March 1, 1990.
 In July
1991, Mr. Lu was appointed to the additional position of  President.  In order to involve other
executives in the management of the Company, Mr. Lu resigned in September 1991 as
President and Chief operating officer and Mr. Cheng was appointed to such positions. InMay of 1995, Mr. Lu assumed the position of President again due to the departure of Mr. Cheng from the Company. Mr. Lu was President and Chief Executive
 Officer of the California Subsidiary from 1985 to 1990. Mr. Lu received his B.S.I.E. degree form Chung
Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.)
from California State University
in 1981.

   Murray T. Scott (Class 2 Director) Mr. Scott was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven
(7) members. Mr. Scott has been President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

Directors and Executive Officers

   The directors and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years.

         Name                    Age                     Position

James K.T. Lu................................Chairman of the Board; Chief
                                             Executive officer; President;
                                             Secretary and Director

Jeffrey I. Schillen................................Executive Vice President and
                                             Director

Murray T. Scott..............................Director......73

   All directors hold office for terms of three (3) years and until the next annual meeting of stockholders scheduled to vote on such class of Directors and the election and qualification of their respective successors. Directors receive no compensation for serving on the Board, except for reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

   Under the certificate of incorporation of the Company ("Certificate of Incorporation"), the Board of Directors of the Company is divided into three (3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of five (5) directors: one (1) Class 1 directors whose term expired in 1996 upon or upon election of their successor two (2) Class 2 directors whose terms expire in 1994 or upon election of their successor.

Background of Executive Officers and Directors

   Jeffrey I. Schillen (Class 1 Director) Mr. Schillen is Executive Vice President of the Company and has been a Director of the Company since inception in April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the Company since April of 1986. From May 1984 to April 1986, Mr. Schillen was President and Chief Operating Officer of Music Corner Inc., a retail record, tape and video chain which he co-founded. From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss Records, Inc., a retail record, tape and video chain. See "EMPLOYMENT AGREEMENT".

   James Lu  (Class 2 Director)   Mr. Lu has been a director of the Company
 and Chairman of the Board of Directors since February 28, 1989. Mr. Lu was elected asChairman of the Board, Chief Executive Officer and Secretary of the company of March 1, 1990. In July
1991, Mr. Lu was appointed to the additional position of  President.  In order to involve other
executives in the management of the Company, Mr. Lu resigned in September 1991 as
President and Chief operating officer and Mr. Cheng was appointed to such positions. In
May of 1995, Mr. Lu assumed the position of President again due to the departure of Mr.
Cheng from the Company. Mr. Lu was President and Chief Executive Officer of the California Subsidiary from 1985 to 1990. Mr. Lu received his B.S.I.E. degree form Chung
Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.) from California State University in 1981.

   Murray T. Scott (Class 2 Director) Mr. Scott was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven
(7) members. Mr. Scott has been President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

   The Company has no standing audit, nominating or compensation committee, or committees performing similar functions except with respect to the Company's stock option plan. See "RESTRICTED STOCK PLAN." During the year ended March 31, 1995, the Company held four (4) Board meetings. No director attended less than 75% of such meetings. One (1) director of the Company resigned and no directors declined to stand for re-election due to a disagreement on any matter relating to the Company's operations, policies or practices.

                       SUMMARY COMPENSATION TABLE






Long-Term

Compensation






   Annual

Compensation

Awards



Payments

                                  (a)
                                  (b)
                                  (c)
                                  (d)
                                  (e)
                                  (f)
                                  (g)
                                  (h)
                                  (i)





                               Restricted







                              Other Annual
                                 Stock
Options
                                  LTIP
                               All Other
                           Name and Principal
                                Position
                                  Year
                                 Salary
                                 Bonus
                              Compensation
                                 Award
                                  SASs
                                Payments
                              Compensation









James Lu .......................
                                                                    1995
                                                                $150,000





                                                                 $39,290
Chief Executive Officer,
President
                                                                    1994
                                                                    1993
                                                                 185,718
                                                                 166,000
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                                                  37,988
                                                                  42,495

                                                                    1992
                                                                 106,167
                                   0
                                   0
                                   0
                                   0
                                   0
                                                                  27,260









Jeffrey I. Schillen..........
                                                                    1995
                                                                $120,000





                                                                 $26,340
 Executive Vice President
                                                                    1994
                                                                    1993
                                                                 113,550
                                                                 106,500
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                   0
                                                                  28,219


                                                                    1992
                                                                  73,500
                                   0
                                   0
                                   0
                                   0
                                   0
                                                                  26,138



















Employment Agreements

   Mr. Lu has entered into an employment agreement with the Company for a period of ten 10) years commencing on January 1, 1991. Mr. Lu shall receive
150,000 per year, subject to annual adjustments. The Company also maintains two life insurance policies on Mr. Lu, both of which total $1,000,000.
 The Company also pays Mr. Lu's medical insurance premiums, and leasing and insurance payments for Mr. Lu's automobile, aggregating 37,988.00 per annum.

   The Company has an employment agreement with Jeffrey I. Schillen expiring on December 31, 2000. Pursuant to the agreement, Mr. Schillen will receive an annual salary of $90,000. Starting 1994, the Company increased annual salary to $120,000. In addition, the Company maintains a $1,000,000 life insurance policy for the benefit of Mr. Schillen's designated beneficiary.

   None of the employment agreements which the Company have with any of the executives, indicated above, provides for any specific compensation to such individuals should their respective employment agreements be terminated prior to expiration of the term of such agreements.

Restricted Stock Plan

   On May 25, 1989, the Company's directors and Stockholders approved the Company's 1989 restricted stock plan (the "Restricted Plan") authorizing the granting of shares of Common Stock. Pursuant to the Restricted Plan, up to 100,000 shares of Common Stock subject to certain restrictions (the "Restricted Shares"), may be granted to officers and other key employees of the Company until May 2, 1994. The Board of Directors is responsible for determining the individual who will be granted Restricted Shares, the consideration, if any, to be paid by the grantee and the term and conditions of the Restricted Shares.
 The terms
and conditions of each grant of Restricted Shares need not be identical to previous grants. No officer who serves as a director will participate in the granting of Restricted Shares to himself.

   On May 25,1989, the Board of Directors granted a total of 85,000 Restricted Shares to certain officers of the Company. The foregoing Restricted Shares are not transferable unless certain financial performance goals of the Company are met. Such goals have been set based upon after-tax income of $350,000 for fiscal 1989; $600,000 for fiscal 1990 and $1,000,000 and for fiscal 1991. In the event such income levels are not met in any year, one-third of each of the grantee's Restricted Shares will be forfeited and returned to the Company. The Company did not meet any of the financial performance goals. Accordingly, all of the Restricted Shares have been forfeited as a result of the Company's failure to meet the performance goals for fiscal 1989, 1990 and 1991, respectively.

Stock Options

   On October 12, 1988, the Company's directors and stockholders approved the Company's 1988 Stock Option Plan (the "Option Plan") authorizing the granting of incentive options and non-qualified options. The incentive options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Pursuant to the Option Plan, options to purchase up to 10,000 shares of Common Stock may be granted to officers, directors and key employees of the Company. The Stock Option Committee, consisting of Messrs. Lu and Schillen, is responsible for determining the individuals who will be granted options, the number of shares to be subject to each option, the option price per share, and the exercise period of each option. The option price will not be less than the fair market value of the company's Common Stock on the date the option is granted. Options may be exercised by payment of Cash. No option will have a term in excess of ten years.

   As to any stockholder who owns 10% or more of the Company's Common Stock, the option price per share of an incentive option will be no less than 110% of the fair market value of the Company's Common Stock on the date the incentive options are granted and such options shall not have a term in excess of five years. No stock options have been granted to date.

            2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Upon appointment by the Board of Directors of the Company, Mortenson & Associates, P.C., independent certified public accountants ("Mortenson"), audited and reported on the consolidated financial statements of the Company for its fiscal year ended March 31,1995. The Board of Directors recommends ratification of Mortenson as the auditors. A representative of Mortenson is expected to be present at the annual Meeting.

   Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted "FOR" the ratification of the selection by the Board of Directors of Mortenson as the Company's independent certified public accounts for Fiscal 1996.

           3. INCREASE AUTHORIZED COMMON STOCK OF THE COMPANY

   The Board of Directors has voted to increase the authorized shares of Common Stock from 15,000,000 shares to 100,000,000 shares, subject to the approval of the majority of the stockholders of the Company. The board of Directors believes that this increase is desirable for a number of reasons, including but not limited to facilitating the Company's ability to effect growth through future acquisitions and future financing.

   To effect  this  increase  in the  authorized  Common  Stock of the  Company,
shareholder   approval  is  sought  to  amend  the  Company's   Certificate   of
Incorporation relating to the authorized capital stock with the following:

   The Corporation shall be authorized to issue the following shares:

   Class                         No. of Shares     Par Value
   Common..........................................None00,000,000
   Preferred.......................................None...   5,000,000

   There are no present plans, understandings, arrangements or discussions for the issuance of the additional shares of Common Sock or Preferred Stock that would be authorized by the amendment.

   The Board of Directors recommends that stockholders vote "FOR" the foregoing amendment to the Company's Certificate of incorporation to increase the number of authorized shares of Common Stock from 15,000,000 to 100,000,000.

                              MISCELLANEOUS

Revocation of Proxies

   If  the  Annual  Meeting  is  adjourned,   for  whatever  reason,  the  Three
Shareholders Matters shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting", if any.

   You may revoke your proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Annual Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Annual Meeting and bearing a later date to the Secretary of the Company at 16818 Marquardt Avenue, Cerritos, CA 90703. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Annual Meeting in accordance with your instructions.

Additional Available Information

   The Company is subject to the informational filing requirement of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's Securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C.
20549.

Other Matters

   The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting and does not know of any other matter that may be brought before the Annual Meeting.

            STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

   The date by which stockholder proposals for inclusion in the proxy materials relating to the next Annual Meeting of Stockholders must be received by the Company at its principal executive offices, Attention: James T.K. Lu, Chairman of the Board, 16818 Marquardt Avenue, Cerritos, CA 90703, By October 1, 1996.

                                       By Order of the Board of Directors

                                       of Diamond Entertainment Corporation

                                       James Lu, Chairman of the Board/Chief
                                       Executive Officer/President and Secretary

                   DIAMOND ENTERTAINMENT CORPORATION
                         16818 MARQUARDT AVENUE
                       CERRITOS, CALIFORNIA 90703

                             June 25, 1996

Dear Diamond Entertainment Corporation Shareholder:

   You are cordially invited to attend the annual meeting (the "Annual Meeting") of the shareholders of Diamond Entertainment Corporation, a New Jersey corporation (the "Company") to be held on July 31, 1996 at 3:00 P. M., local time , at the offices of Diamond Entertainment Corporation, 16818 Marquardt Avenue, Cerritos, California 90703. At the Annual Meeting, you will be asked to consider and vote upon (I) the election of the one (1) Class 1 directors and two
(2) Class 2 directors to the Board of Directors of the Company for term of three years; (II) the ratification of Mortenson & Associates, P. C. as the independent certified public accountants of the Company; (III) the increase of the authorized common stock of the Company from 15,000,000 shares of common stock, no par value ("Common Stock"), to 100,000,000 shares: and (IV) such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders may abstain from voting by making the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purpose of calculating a quorum.

   It is important that your shares of capital stock be represented at the meeting. We therefore ask that you promptly sign, date and return the enclosed Proxy regardless of the number of shares of capital stock which you own.

   Time will be set aside during the meeting to discuss each item of business describe in the Proxy Statement and for other questions relating to the Company. Representative members of management will be on hand for this purpose, including a representative from the auditor.

   Accompanying the Proxy Materials is the Company's Annual Report filed on Form 10-K, as amended, for the year ended March 31, 1995. I hope you take the opportunity to review the enclosed Proxy Materials and Annual Report.

   I look forward to seeing you at the Annual Meeting.


Very truly yours,


James Lu
Chairman of the Board of Directors

                   DIAMOND ENTERTAINMENT CORPORATION
   THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING EITHER THE PROXY (THE "PROXY") [FOR] OR [AGAINST] BOX NEXT TO EACH OF THE THREE (3) PROPOSALS

   The undersigned hereby appoint(s) Mr. James Lu with the power of substitution and resubstitution to vote any and all shares of capital stock of Diamond Entertainment Corporation (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on July 31, 1996, at 3:00 P.M. local time, and at any adjournments thereof, hereby revoking an prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1. ELECTION OF DIRECTORS
   VOTE

ALL nominees listed below EXCEPT as marked to the contrary below

o. FOR WITHHOLD AUTHORITY to vote for ALL nominees listed below
      (INSTRUCTION:  To withhold authority to vote for any individual nominee strike a line through the nominee's
      name below.)

    Jeff Schillen (Class 1)James Lu (Class 2)Murray Scott (Class 2)

2.    RATIFY APPOINTMENT

o. FOR Mortenson & Associates, P.C.
o. AGAINST

o. ABSTAIN

3.    INCREASE OF AUTHORIZED COMMON STOCK

o. FOR Increase
o. AGAINST

o. ABSTAIN

      THIS PROXY WILL VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE (5) NOMINEES NAMED IN ITEM 1, THE APPOINTMENT OF MORTENSON & ASSOCIATES, P.C. AS AUDITOR IN ITEM 2 AND THE INCREASE OF AUTHORIZED COMMON STOCK IN ITEM 3.

      In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

      Please  mark,   sign  date  and  return  this  Proxy  promptly  using  the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIAMOND ENTERTAINMENT CORPORATION.



                                          Date:_________________________, 1996


                                          ----------------------------------
                                          Signature


                                          ----------------------------------
                                          Signature if jointly owned:


                                          ----------------------------------
                                          Print Name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

                                      Form 10-Q

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


(X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended            September 30, 1995
                               -----------------------------

                                         OR

(_) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
       EXCHANGE ACT OF 1934

For the transition period from                      to

For Quarter Ended                   Commission File Number        0-17953

                          DIAMOND ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in its charter)

        New Jersey                                 22-2748019
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

3961 Miraloma Avenue, Anaheim, California                         92806
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (714) 693-3399


(Former name, former address and former fiscal year, if changed since last report.)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                    Yes   X      No

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

        Class                             Outstanding as of October 31, 1995
 -----------------                        ----------------------------------

Common Stock, No Par Value                         12,894,941

Convertible Preferred Stock, No Par Value            483,251

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


INDEX
- ------------------------------------------------------------------------------




Part I:  FINANCIAL INFORMATION

Item 1: Financial Statements

        Balance Sheets as of September 30, 1995 and March 31, 1995 [Unau1ited]2

        Statements of Operations for the three months and six months
        ended September 30, 1995 and 1994 [Unaudited].............      3.....

        Statement of Stockholders' Equity for the six months ended September 30,
        1995 [Unaudited]..........................................      4

        Statements of Cash Flows for six months ended September 30, 1995
        and 1994 [Unaudited]......................................      5.....6

        Notes to Financial Statements [Unaudited].................      7.....11

Item 2: Management's Discussion and Analysis of Financial Condition
        and Results of Operations.................................      12....16

        Signature.................................................      17....





                            .   .   .   .   .   .   .   .

Item 1:

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS [UNAUDITED]
- ------------------------------------------------------------------------------


                                                         September 30,   March 31,
                                                             1 9 9 5       1 9 9 5

Assets:
Current Assets:
  Certificates of Deposit                                  $       --   $   600,000
  Accounts Receivable - Trade - Net                         1,966,360     3,184,349
  Inventory                                                 1,430,577     1,836,600
  Prepaid Expenses and Deposits                                47,279        33,732
                                                           ----------   -----------

  Total Current Assets                                      3,444,216     5,654,681
                                                           ----------   -----------

Property, Plant and Equipment:
  Furniture, Fixtures and Equipment                           846,530     2,040,550
  Less:  Accumulated Depreciation                             549,808       954,593
                                                           ----------   -----------

  Property, Plant and Equipment - Net                         296,722     1,085,957
                                                           ----------   -----------

Film Masters and Artwork                                    4,378,186     4,423,711

Less:  Accumulated Amortization                             3,851,230     3,741,290
                                                           ----------   -----------

  Total Film Masters and Artwork - Net                        526,956       682,421
                                                           ----------   -----------

Other Assets:
  Investment in ATRE                                           50,000        50,000
  Accounts Receivable - ATRE                                1,172,956     1,110,656
  Other Assets                                                    830            --
                                                           ----------   -----------

  Total Other Assets                                        1,223,786     1,160,656
                                                           ----------   -----------

  Total Assets                                             $5,491,680   $ 8,583,715
                                                           ==========   ===========


The Accompanying Notes are an Integral Part of These Financial Statements.


DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS [UNAUDITED]
- ------------------------------------------------------------------------------


                                                            September 30,  March 31,
                                                             1 9 9 5       1 9 9 5

Liabilities and Stockholders' Equity [Deficit]:
Current Liabilities:
  Cash Overdraft                                           $   75,447   $   269,134
  Accounts Payable                                          1,772,845     3,354,875
  Notes Payable                                             1,024,402     4,150,205
  Lease Payable                                               135,746       143,316
  Royalties Payable                                           485,759       628,499
  Accrued Expenses                                            686,420       563,859
  Related Party Payable                                            --        40,537
                                                           ----------   -----------

  Total Current Liabilities                                 4,180,619     9,150,425
                                                           ----------   -----------

Long-Term Liabilities:
  Notes Payable                                               160,174       181,538
  Lease Payable                                                89,102       158,873
                                                           ----------   -----------

  Total Long-Term Liabilities                                 249,276       340,411
                                                           ----------   -----------

Commitments and Contingencies                                      --            --
                                                           ----------   -----------

Stockholders' Equity [Deficit]:
  Convertible  Preferred  Stock - No Par  Value,  1,000,000  Shares  Authorized,
   656,174 issued [of which 172,923 are held in Treasury] at September 30, 1995 and 656,174 Issued [of which 26,269 are held in Treasury] and Outstanding at March 31, 1995 376,593 376,593

  Common Stock - No Par Value, 15,000,000 Shares Authorized;
   12,894,941 and 2,143,710 Shares Issued and Outstanding at
   September 30, 1995 and March 31, 1995, Respectively      9,611,834     7,804,369

  Additional Paid-in Capital                               (1,410,231)   (1,410,231)

  Retained Earnings [Deficit]                              (7,342,608)   (7,539,852)
                                                           ----------   -----------

  Totals                                                    1,235,588      (769,121)
  Less:Stock Subscriptions Receivable                        (125,000)     (125,000)
       Treasury Stock [Preferred] - At Cost                   (48,803)      (13,000)
                                                           ----------   -----------

  Total Stockholders' Equity [Deficit]                      1,061,785      (907,121)
                                                           ----------   -----------

  Total Liabilities and Stockholders' Equity [Deficit]     $5,491,680   $ 8,583,715
                                                           ==========   ===========


The Accompanying Notes are an Integral Part of These Financial Statements.

                                         2

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS [UNAUDITED]
- ------------------------------------------------------------------------------


                                   Three months ended          Six months ended
                                      September 30,             September 30,
                                      -------------             -------------
                               1 9 9 5       1 9 9 4      1 9 9 5       1 9 9 4
                               -------       -------      -------       -------

Sales - Net                 $2,898,521   $ 4,171,517   $6,530,521   $ 6,754,785

Cost of Goods Sold            1,723,450     2,856,206    3,976,308     4,830,867
                             ----------   -----------   ----------   -----------

  Gross Profit               1,175,071     1,315,311    2,554,213     1,923,918
                             ----------   -----------   ----------   -----------

Operating Expenses:
  Selling Expenses             559,550       453,467    1,501,083       991,334
  General and Administrative    410,301     714,667      801,965     1,424,743
  Bad Debt Expense              10,000        30,000       18,493        80,000
                              ---------   -----------   ----------   -----------

  Total Operating Expenses     979,851     1,198,134    2,321,541     2,496,077
                              ---------   -----------   ----------   -----------

  Operating Income [Loss]      195,220       117,177      232,672      (572,159)
                              ---------   -----------   ----------   -----------

Other [Income] Expenses:
  Interest Expense              20,784       117,072      153,228       210,473
  Interest Income                  --       (19,383)    (117,800)      (67,623)
                              ---------   -----------   ----------   -----------

  Total Other Expenses - Net     20,784        97,689       35,428       142,850
                               --------   -----------   ----------   -----------

  Income [Loss] Before Taxes   74,436        19,488      197,244      (715,009)

Provision for Income Taxes         --            --           --            --
                               --------   -----------   ----------   -----------

  Net Income [Loss]            174,436   $    19,488   $  197,244   $  (715,009)
                              ========   ===========   ==========   ===========

  Net Income [Loss] Per Share   $         .02.01$       .03(.21)
                                ================           ====

  Average Number of Shares
   Outstanding              11,142,023     3,372,035    6,608,702     3,397,497
                            ==========   ===========   ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF STOCKHOLDERS' EQUITY [DEFICIT] [UNAUDITED]
- ------------------------------------------------------------------------------




                              Convertible                                                                  Total
                            Preferred Stock     Common Stock      AdditionalRetained   Stock             Stockholders'
                           Number of           Number of           Paid-in  EarningsSubscriptioTreasury    Equity
                            Shares     Amount   Shares   Amount    Capital   [DeficitReceivable Stock     [Deficit]

  Balance - March 31, 1995  629,905 $ 376,593 2,143,710 $7,804,369$(1,410,2$1)(7,539,$52)(125,0$0)(13,000$(907,121)

Preferred Stock Returned   (146,654)       --       --        --        --        --       --   (35,803)  (35,803)

Conversions of Debt to Equity    --        -- 10,751,2311,807,465       --        --       --        --  1,807,465

Net Income for the six months
  ended September 30, 1995       --        --       --        --        --   197,244       --        --   197,244
                           -------- --------- --------  --------  -------- --------- --------  --------  --------

  Balance - September 30, 1995
   [Unaudited]              483,251 $ 376,593 12,894,941$9,611,834$(1,410,2$1)(7,342,$08)(125,0$0)(48,803$1,061,785
                           ======== ========= =============================== ========== ======== =================









The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS [UNAUDITED]
- ------------------------------------------------------------------------------


                                                             Six months ended
                                                            September 30,
                                                          1 9 9 5       1 9 9 4
                                                           -------       -------

  Net Cash - Operating Activities                      $1,055,405   $   (59,267)
                                                       ----------   -----------

Investing Activities:
  Proceeds from Maturity of CD                            600,000            --
  Advances to ATRE                                        (62,300)      (81,321)
  Payment of Officers Loans Receivable                         --       (16,890)
  Employee Advances                                          (830)           --
  Capital Expenditures                                    (47,846)      (63,731)
  Masters and Artwork Expenditures                       (167,030)     (182,869)
  Advances from ATRE                                           --        56,750
                                                        ----------   -----------

  Net Cash - Investing Activities                        321,994      (288,061)
                                                        ----------   -----------

Financing Activities:
  Purchase of Treasury Stock                             (35,803)      (13,000)
  Proceeds from Notes Payable                           3,762,343     4,394,865
  Payments of Notes Payable                            (5,102,045)   (3,913,417)
  Payment of Lease Payable                                (77,341)      (59,499)
  Cash Overdraft                                           75,447       192,457
                                                        ----------   -----------

  Net Cash - Financing Activities                      (1,377,399)      601,406
                                                       ----------   -----------

  Net Increase in Cash and Cash Equivalents                    --       254,078

Cash and Cash Equivalents - Beginning of Periods            --      (254,078)
                                                      ----------   -----------

  Cash and Cash Equivalents - End of Periods           $       --   $        --
                                                       ==========   ===========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the years for:
     Interest                                          $  153,228   $   210,473
     Income Taxes                                      $       --   $        --


The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS [UNAUDITED]
- ------------------------------------------------------------------------------




Supplemental Schedule of Non-Cash Investing and Financing Activities:
   On April 13, 1995, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000.

   On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000.

   In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. In July of 1995, 8,212,785 shares of the Company's common stock were issued for this obligation.

   Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation.






The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED]
- ------------------------------------------------------------------------------


[1]  Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the management of the Company, all adjustments consisting of normal recurring adjustments necessary for a fair presentation of financial position, results of operations and cash flows for the six months ended September 30, 1995 and 1994, have been made. The results of operations for any interim period are not necessarily indicative of the results for the full year. These condensed financial statements should be read in conjunction with the financial statements and notes thereto contained in the annual report on Form 10-K for the year ended March 31, 1995.

[2] Inventories

Inventories consist of:
                                          September 30,March 31,
                                             1 9 9 5     1 9 9 5

Raw Materials                             $  287,087  $  484,206
Work-In Process                                  652       2,261
Finished Goods                             1,142,838   1,350,133
                                          ----------  ----------

  Totals                                  $1,430,577  $1,836,600
  ------                                  ==========  ==========

[3] Notes Payable

                                          September  3 0,  1 9 9 5
                                ----------------------------------

     Type of Loan                Amount     Current   Long-Term   Rate

Bank Line of Credit (A)        $      --  $      --   $      --  Prime +2%
Former Underwriter Loan (B)           --         --          --     10%
Line of Credit - Private Investor (C) --         --          --     12%
Equipment Loan (D)               201,864     41,690     160,174     10%
Line of Credit (E)               897,712    897,712          --     15%
Line of Credit (F)                85,000     85,000          --     18%
                               ---------  ---------   ---------

  Totals                       $1,184,576 $1,024,402  $ 160,174
  ------                       ========== ==========  =========

[A] Bank Line of Credit - As of March 31, 1995, the Company had not been granted an extension beyond its extended due date of February 28, 1995 and was not in compliance with various financial requirements under the line of credit. Therefore, this debt was classified as a current liability. The banks prime rate at March 31, 1995 was 9.5%.

The certificates of deposit, the accounts receivable and inventory were pledged as collateral against the bank loans of $1,598,973 at March 31, 1995.

On July 14, 1995, the Company paid off the bank line of credit in its entirety.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #2
- ------------------------------------------------------------------------------




[3] Notes Payable [Continued]

[B] Former Underwriter Loan - On July 15, 1992, the Company signed a promissory note for $510,000 with a former Underwriter. The interest rate for the note was ten [10%] percent per annum. The former Underwriter received a total of 25,500 shares of common stock purchase warrants exercisable at $15 per share, for a term of three [3] years in consideration for the entire amount. On August 28, 1992, the former Underwriter voluntarily surrendered to the Company these warrants and the warrants were canceled. The total indebtedness of $676,031 was due April 1, 1995.

Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation. The conversion is effectuated at
 .26 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

[C] Private Investor - Line of Credit - On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to the private investor until April 15, 1995 or from the net proceeds of a public offering, whichever was earlier. On March 31, 1995, the Company owed a total of $812,455 of which $752,042 was principal and $60,413 was accrued interest payable. The Company was in default on the due date, however these obligations were assigned to the Company's Chief Executive Officer in May 1995. In July 1995, this obligation of $752,042 was converted to shares of common stock.

[D] Equipment Loan - In January 1991, the Company entered into a loan transaction with a vendor for the principal sum of $369,633 payable in 24 consecutive equal monthly installments of $17,747 at an interest rate of 14% per annum commencing February 15, 1991. This loan was renegotiated in December 1991 for the principal sum of $301,657 and calls for 30 consecutive equal monthly installments of $11,618 at a reduced interest rate of 11.5% per annum commencing January 15, 1992. This loan was renegotiated in March 1993 for the principal sum of $292,058.12 and calls for a payment in the amount of $5,000 per month until full payment has been completed. The balance due at March 31, 1995 and September 30, 1995 was $221,203 and $201,864, respectively.

[E] Line of Credit - On August 19, 1992, the Company renewed the revolving line of credit with an investor. The revolving line of credit is for up to a maximum of $600,000 with a commitment to borrow a minimum of $2,000,000 during a one year period. This loan is made in amounts which is equal to 70% of the pledged invoice's amount and it is secured by (i) a first security interest in certain accounts receivable from two specific customers, (ii) personally guaranteed by two of the officers of the Company. Repayment is to be made upon receipt of any payment of pledged invoice, 115% of the amount borrowed. On June 20, 1995, this percentage was reduced to 111% and on September 1, 1995, was further reduced to 109% if repayment is made within 90 days, 106% if within 60 days, and 103% if within 30 days. As of March 31, 1995 and September 30, 1995, the outstanding loan balances were $968,494 and $897,712, respectively.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #3
- ------------------------------------------------------------------------------




[3] Notes Payable [Continued]

[F] Line of Credit - On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoices amount and is secured by (i) a first interest in certain accounts receivable from five specific customers, (ii) personal guarantee by two of the officers of the Company. As of March 31, 1994, the Company owed $414,475 including accrued loan fee of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days. As of March 31, 1995 and September 30, 1995, the Company owed $115,000 and $85,000, respectively.

All loans were subordinate to the bank's line of credit at March 31, 1995.

Following are the maturities of debt for each of the next five years:

1996                    $1,024,402
1997                        38,812
1998                        44,923
1999                        54,823
2000                        21,616
                        ----------

  Total                 $1,184,576

[4] Income Taxes

As of March 31, 1995, the Company had approximately $7,700,000 in net operating losses expiring in various years ending 2009 that will be carried forward to be utilized against future Company earnings.

Effective April 1, 1993, the Company adopted FAS No. 109 "Accounting for Income Taxes." The Company has a deferred tax asset of approximately $3,000,000 arising from the net operating loss carry forward. However, due to the uncertainty that the Company will generate income in the future sufficient to fully or partially utilize these carryforwards, an allowance of $3,000,000 has been established to offset this asset. The effect of adoption on current and prior financial statements is immaterial.

[5] Capital Stock

In July 1994, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement agreement, the former employee and director returned 26,269 shares of convertible preferred stock to the Company. The Company assigned a value of $13,000 to these treasury shares based on fair value of the stock.

In May 1995, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement, the former employee and director returned 146,654 shares of convertible preferred stock to the Company. The Company assigned a value of $35,803 to these treasury shares based on fair value of the stock.

[6] Earnings Per Share

Earnings per share are based on the weighted average number of common shares outstanding as restated to include the number of shares issued in the business combination with TAV reflecting conversion for a preferred share of stock into
1.95 shares of common stock. The weighted average number of shares have been adjusted for all periods to reflect the one-for-twenty reverse stock split effected on July 2, 1993.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #4
- ------------------------------------------------------------------------------



[7] Litigation

The Company has been named as defendant and co-defendant in various legal actions filed against the Company in the normal course of business. The Company believes that it has adequate legal defenses and intends to vigorously defend itself in these actions. The Company believes after consulting with counsel that an adverse decision in any one lawsuit would not have a material adverse impact on the Company, however, the aggregate affect of an adverse decision in a majority of the lawsuits outstanding could have a material adverse impact on the Company.

On May 12, 1993, the Company was named as a defendant in claim for a breach of a license agreement along with infringement on the licensor's patent and trademark rights and failure to pay royalties pursuant to the license agreement. The complaint was settled for $400,000, which was charged to fiscal 1994 operations.

[8] Going Concern

The Company's financial statements are prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company has incurred net losses for the years ended March 31, 1995, 1994 and 1993 of $1,958,468, $3,371,116 and $1,601,353,
respectively. The Company has also encountered difficulties in complying with financial requirements under its bank line of credit and has been experiencing difficulties in paying its vendors on a timely basis. These factors create uncertainty whether the Company can continue as a going concern. The Company's plans to mitigate the effects of the uncertainties are (i) the successful reduction of its operating expenses in fiscal 1996 by elimination of its 1395 Manasero Street, California facility while still maintaining its sales volume,
(ii) to sell a parcel or all of 2 parcels of property owned by ATRE [50% owned by the Co.] located in Vancouver, WA, (iii) to further upgrade and increase its products lines and thus reach a consistently higher gross profit margin mix and realize profitability, (iv) to pledge sales invoices against the bank line of credit and pay off the bank line of credit, and seek another asset base lending line of credit (v) to successfully convert debt obligations into equity, and
(vi) to negotiate with several reliable investors to provide the Company with additional working capital

Management believes that these plans can be effectively implemented for the year ended March 31, 1996. The Company will continue to seek additional interim financing from private sources to supplementary support its cash needs for the next twelve months during the implementation of these plans to achieve profitability. The Company's ability to continue as a going concern is dependent on the implementation and success of these plans. The financial statements do not include any adjustments in the event the Company is unable to continue as a going concern.

[9] New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No.121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #5
- ------------------------------------------------------------------------------



[10] Stock Subscription Receivable

On December 20, 1994, the Board of Directors revoked its June 23, 1994 election to forgive a receivable due from its shareholders for approximately $866,000 relating to their subscription of shares of common stock of the Company. The Board resolved on December 20, 1994 that the Company would reduce the price on the unpaid shares of stock to $.125 per share. In March of 1995, the Company forgave the accrued interest receivable of $205,342 on the stock subscription receivable.

[11]  Transfer of Custom Duplication Business

On April 13, 1995, the Board of Directors approved the transfer of its custom duplication business. Pursuant to this transaction, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000. The Company agreed to a non compete agreement with this new custom duplication venture by the Company's former President.

[12] Sale of Multi Media Assets

On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The General Manager of Central Video is the former
President of the Company. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000. In addition, Central Video entered into a sublease for the remaining thirteen month lease. The Company has guaranteed the Company's former President a minimum of $2,500,000 a year of production orders for the next three years. Central Video has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company. The Company has agreed to pay the Company's former President a 3% commission on orders the Company places with Central Video.

[13] Proposed Sale of ATRE Real Estate Parcel

In May 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December of 1995.

[14] New Lease

On June 27, 1995, the Company entered into a new lease for additional warehouse space for a monthly rental of $3,637, for six months.

[15] Debt Obligations Converted to Equity Conversion

In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. This officer issued promissory notes to the three entities. On July 19, 1995, the Chief Executive Officer of the Company converted the three debt obligations totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.


                            . . . . . . . . . . . . .

Item 2:

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------


Six months ended September 30, 1995 compared with the six months ended September 30, 1994.

Results of Operations

The Company's operating income for the six months ended September 30, 1995 was $232,672 as compared to an operating [loss] of $(572,159) for the six months ended September 30, 1994. This improvement of $804,831 was mainly attributable to a gross profit increase of $630,295 resulting from a decrease in cost of sales.

The Company's sales for the six months ended September 30, 1995 and 1994 were $6,530,521 and $6,754,785, respectively. Management believes it has a well established customer base, including some of the nation's leading national and regional chain stores, department stores, supermarkets and similar types of retail outlets. This customer base could provide a platform to grow its business by expanding the number and variety of products sold through its existing channels, as well as expand them to new customers, both domestically and overseas. Additionally, management intends to expand its product offerings into higher growth and higher margin business of CD-ROM distribution, through the licensing of family entertainment or "Edu-tainment" CD-ROM titles, either individually or on a bundled basis, or through the acquisition on an existing distribution company focused on the distribution of these products.

At March 31, 1995, the Company's business had two major divisions. A brief description of these two divisions is as follows:

The Multi Media Division sells products that are either owned by the Company or licensed. The customer base is predominantly retail stores or distributors. Sales for the six months ended September 30, 1995 for the Multi Media Division was approximately $6,400,000. On May 8, 1995, the Company closed a $750,000 sales agreement with a Mexican company for equipment with a book value of approximately $630,000 by allowing credit to the Company for future duplication services. The Company has guaranteed a minimum of $2,500,000 a year production orders for the next three years. The Mexican company has agreed to provide a maximum $3,000,000 90 day credit line to the Company.

The Custom Duplication Division sold mainly custom duplication services to companies that required video duplication, packaging and fulfillment services. Sales for the six months ended September 30, 1995 for the Custom Duplication Division was approximately $100,000. On April 13, 1995, the Board of Directors approved the transfer of its custom duplication business to the Company's former President in order to concentrate and focus its resources to the MultiMedia Division. Equipment with a book value of approximately $170,000 was transferred from the Company and the Company's former President assumed all the remaining obligations on these assets of approximately $75,000. The Company agreed to a non-compete agreement with this new custom duplication venture by the Company's former President.

Cost of sales  for the six  months  ended  September  30,  1995  and  1994  were
$3,976,308  and  $4,830,867  or  61%  and  72%  of  sales,  respectively.   This
improvement is the result of improved cost reduction.

Gross profit for the six months ended September 30, 1995 and 1994 were $2,554,213 and $1,923,918, or 39% and 28% of sales, respectively. The Company's gross profit increased by 11% as a percentage of sales, for the six months ended September 30, 1995 as compared to September 30, 1994. Depreciation and amortization, included in the cost of goods sold, for the six months ended September 30, 1995 and 1994 were $321,314 and $513,577, respectively.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION  AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Six months ended September 30, 1995 compared with the six months ended September 30, 1994.

Results of Operations [Continued]

Operating expenses for the six months ended September 30, 1995 and 1994 were $2,321,541 and $2,496,077, respectively.

Interest expense for the six months ended September 30, 1995 and 1994 was $153,228 and $210,473, respectively. As of September 30, 1995, the outstanding bank debt was $-0-.

Liquidity and Capital Resources

The Company's working capital [deficit] at September 30, 1995 was $(736,403) as compared with a working capital [deficit] of $(3,495,744) at March 31, 1995. The improvement of approximately $2,800,000 is primarily the result of the Company successfully negotiating current debt obligations totaling approximately $1,400,000 into an equity conversion in July of 1995 and the reduction of bank debt by approximately $1,600,000.

Operations

For the six months ended September 30, 1995, cash generated from operations was $1,055,405 as compared to $59,267 of cash utilized for operations for the six months ended September 30, 1994. The Company intends to utilize future debt or equity financing or debt to equity conversions to help satisfy past due obligations and to pay down its debt obligations.

The Company has frequently been unable to pay its obligations for merchandise and services as they become due. The Company was not operating profitably and it cannot be certain that it will earn sufficient profits in the foreseeable future which would permit the Company to meet its anticipated working capital needs. A lack of working capital has inhibited the Company's ability to deliver orders. Should the Company experience continued cash flow deficiencies and lack of profitability, additional financing may be required.

Investing

Capital expenditures and leases for the six months ended September 30, 1995 and 1994 were $47,846 and $63,731, respectively. For September 30, 1995 and 1994, investments in masters and artwork were $167,030 and $182,869, respectively. Management continues to seek to acquire new titles to enhance its product lines.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Six months ended September 30, 1995 compared with the six months ended September 30, 1994.

Liquidity and Capital Resources [Continued]

Financing

The Company has reduced its bank line of credit to lower its interest burden. The Company has realized an improved collection cycle of its accounts receivable and has added quality and new products to its video library. The Company believes with an injection of capital, the Company would be in an improved financial position. The Company anticipates achieving improved bank financing, sales growth and obtaining profitability to provide the means of financial and operational support for the next twelve months. If any of these factors are not achieved, adverse effects could result. The Company believes that should these adverse effects materialize, management will seek additional financing through perhaps a private placement or vendor support in order to survive. There can be no guarantee that the Company will be successful in these efforts.

Management intends to seek additional equity financing from unaffiliated individuals in private offerings and to secure an additional line of credit until operations generate a positive cash flow. If the Company is unsuccessful in obtaining additional equity or debt financing, then the Company's liquidity and capital resources could be adversely affected.

The Company has a 50% real estate interest in ATRE. In May of 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December of 1995. The Company believes that the sales of additional ATRE parcels will be accomplished in 1996 and 50% of the proceeds will be utilized to repay the advances from the Company in 1996 based upon the Company's percentage of investment of 50%. The Company is required by the partnership agreement to make additional advances to the ATRE partnership in the next twelve months. A further delay in the sales of these parcels will require additional capital contributions to be made. These additional capital contributions by the Company and any further delay in the sales of these parcels will have a negative impact on the Company's financial position. Therefore, ATRE and the Company are seeking additional equity partners to inject capital to be used for ATRE's short- and long-term needs.

The Company's repayment with the bank's line of credit for the six months ended September 30, 1995 was approximately $1,600,000. On November 4, 1994, the Company was granted an extension from September 1, 1994 until February 28, 1995 on the bank line of credit. The Company was not in compliance with certain financial requirements under the line of credit and had not received a waiver from the bank for its lack of compliance with certain requirements. The waiver expired February 28, 1995.
In July of 1995, the Company paid this line of credit down to zero.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Six months ended September 30, 1995 compared with the six months ended September 30, 1994.

Liquidity and Capital Resources [Continued]

On August 12, 1992, the Company obtained two lines of credit totaling $1,205,035 from a private investor. The balance at March 31, 1995 of $812,455 was due April 1, 1995. Interest was at 12% per annum. As additional consideration for the lines of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit will terminate upon default by the Company and are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of American Top Real Estate. These loans are personally guaranteed by two of the officers of the Company. On March 31, 1995, the Company was in default on the due date, however, these obligations were assigned to the Company's Chief Executive Officer in May 1995 and in July 1995 the Officer converted this obligation to the Company's common stock.

On November 6, 1992, the Company obtained an additional revolving line of credit up to a maximum of $600,000 from another private investor. This loan is made in amounts equal to 70% of the pledged invoice's amount and is secured by (i) a first security interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of March 31, 1994, there were no loans outstanding under this revolving line of credit. Repayment of 115% of the amount borrowed is to be made upon receipt of any payment of pledged invoices. However, on June 20, 1995, this interest was reduced to 11% and on September 1, 1995 it was further reduced to 9% if repayment is made within 90 days, and 6% within 60 days, and 3% within 30 days. As of September 30, 1995, the Company owed $277,170 plus 11% interest and $620,542 plus a maximum 9% interest.

On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoice's amount and is secured by (i) a first interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of September 30, 1995, the Company owed $85,000 including accrued loan fees of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days.

On June 20, 1995, the Company accepted an offer by the Company's Chief Executive Officer to convert an outstanding obligation to him totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Six months ended September 30, 1995 compared with the six months ended September 30, 1994.

Liquidity and Capital Resources [Continued]

On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to a private investor until April 15, 1995 or from the net proceeds of the proposed public offering, whichever was earlier. On March 31, 1995, the Company owes a total of $812,455 of which $752,042 is principal and $60,413 is accrued interest. The Company was in default on the due date, however in May of 1995, these obligations were assigned to the Company's Chief Executive Officer. On July 19, 1995, the officer agreed to convert this debt obligation into shares of common stock.

New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No.121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996, however, the Company believes there will be no material impact to the financial statements.

Impact of Inflation

The Company does not believe that inflation had an impact on sales or income during the past several years. Increases in supplies or other operating costs could adversely affect the Company's operations; however, the Company believes it could increase prices to offset increases in costs of goods sold or other operating costs.

SIGNATURE
- ------------------------------------------------------------------------------




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-Q to be signed on its behalf by the undersigned thereon duly authorized.



                                          Diamond Entertainment Corporation





                                          s/s James K.T. Lu
                                          James K.T. Lu
                                          Chief Executive Officer, Secretary
                                          and Director
October 31, 1995

SIGNATURE
- ------------------------------------------------------------------------------




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-Q to be signed on its behalf by the undersigned thereon duly authorized.



                                          Diamond Entertainment Corporation






                                          James K.T. Lu
                                          Chief Executive Officer, Secretary
                                          and Director
October 31, 1995

                                    Form 10-Q

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


(X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended            June 30, 1995
                               ------------------------

                                       OR

(_) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
       EXCHANGE ACT OF 1934

For the transition period from                      to

For Quarter Ended June 30, 1995           Commission File Number  0-17953
                 -------------------                             --------

                        DIAMOND ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

        New Jersey                                 22-2748019
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

3961 Miraloma Avenue, Anaheim, California                         92806
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (714) 693-3399


(Former name, former address and former fiscal year, if changed since last report.)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                    Yes   X      No

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

        Class                             Outstanding as of August 12, 1995
 -----------------                        ---------------------------------

Common Stock, No Par Value                         12,894,941

Convertible Preferred Stock, No Par Value            483,251

Item 1:

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS [UNAUDITED]
- ------------------------------------------------------------------------------



                                                            June 30,     March 31,
                                                             1 9 9 5       1 9 9 5

Assets:
Current Assets:
  Certificates of Deposit                                  $       --   $   600,000
  Accounts Receivable - Trade - Net                         2,495,849     3,184,349
  Inventory                                                 1,432,387     1,836,600
  Prepaid Expenses and Deposits                                37,398        33,732
                                                           ----------   -----------

  Total Current Assets                                      3,965,634     5,654,681
                                                           ----------   -----------

Property, Plant and Equipment:
  Furniture, Fixtures and Equipment                           828,889     2,040,550
  Less:  Accumulated Depreciation                             532,716       954,593
                                                           ----------   -----------

  Property, Plant and Equipment - Net                         296,173     1,085,957
                                                           ----------   -----------

Film Masters and Artwork                                    4,444,381     4,423,711

Less:  Accumulated Amortization                             3,920,606     3,741,290
                                                           ----------   -----------

  Total Film Masters and Artwork - Net                        523,775       682,421
                                                           ----------   -----------

Other Assets:
  Investment in ATRE                                           50,000        50,000
  Accounts Receivable - ATRE                                1,157,956     1,110,656
  Other Assets                                                  3,345            --
                                                           ----------   -----------

  Total Other Assets                                        1,211,301     1,160,656
                                                           ----------   -----------

  Total Assets                                             $5,996,883   $ 8,583,715
                                                           ==========   ===========


The Accompanying Notes are an Integral Part of These Financial Statements.


                               1




DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS [UNAUDITED]
- ------------------------------------------------------------------------------


                                                            June 30,     March 31,
                                                             1 9 9 5       1 9 9 5

Liabilities and Stockholders' Equity [Deficit]:
Current Liabilities:
  Cash Overdraft                                           $  734,604   $   269,134
  Accounts Payable                                          1,915,075     3,354,875
  Notes Payable                                             1,423,464     4,150,205
  Lease Payable                                               105,117       143,316
  Royalties Payable                                           505,800       628,499
  Accrued Expenses                                            130,184       563,859
  Related Party Payable                                       404,024        40,537
                                                           ----------   -----------

  Total Current Liabilities                                 5,218,268     9,150,425
                                                           ----------   -----------

Long-Term Liabilities:
  Notes Payable                                             1,609,611       181,538
  Lease Payable                                                89,120       158,873
                                                           ----------   -----------

  Total Long-Term Liabilities                               1,698,731       340,411
                                                           ----------   -----------

Commitments and Contingencies                                      --            --
                                                           ----------   -----------

Stockholders' Equity [Deficit]:
  Convertible  Preferred  Stock - No Par  Value,  1,000,000  Shares  Authorized,
   656,174 issued [of which 172,923 are held in Treasury] at June 30, 1995 and 656,174 Issued and Outstanding at March 31, 1995 376,593 376,593

  Common Stock - No Par Value, 15,000,000 Shares Authorized;
   2,143,710 and 2,143,710 Shares Issued and Outstanding at
   June 30, 1995 and March 31, 1995, Respectively           7,804,369     7,804,369

  Additional Paid-in Capital                               (1,410,231)   (1,410,231)

  Retained Earnings [Deficit]                              (7,517,044)   (7,539,852)
                                                           ----------   -----------

  Totals                                                     (746,313)     (769,121)
  Less:Stock Subscriptions Receivable                        (125,000)     (125,000)
       Treasury Stock [Preferred] - At Cost                   (48,803)      (13,000)
                                                           ----------   -----------

  Total Stockholders' Equity [Deficit]                       (920,116)     (907,121)
                                                           ----------   -----------

  Total Liabilities and Stockholders' Equity [Deficit]     $5,996,883   $ 8,583,715
                                                           ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.


DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS [UNAUDITED]
- ------------------------------------------------------------------------------


                                                              Three months ended
                                                                   June 30,
                                                             1 9 9 5       1 9 9 4
                                                             -------       -------

Sales - Net                                                $3,632,000   $ 2,583,269

Cost of Goods Sold                                          2,252,858     1,974,661
                                                           ----------   -----------

  Gross Profit                                              1,379,142       608,608
                                                           ----------   -----------

Operating Expenses:
  Selling Expenses                                            941,533       537,868
  General and Administrative Expenses                         391,664       710,077
  Bad Debt Expense                                              8,493        50,000
                                                           ----------   -----------

  Total Operating Expenses                                  1,341,690     1,297,945
                                                           ----------   -----------

  Operating Income [Loss]                                      37,452      (689,337)
                                                           ----------   -----------

Other [Income] Expenses:
  Interest Expense                                            131,726        93,400
  Interest Income                                            (117,082)      (48,240)
                                                           ----------   -----------

  Total Other Expenses - Net                                   14,644        45,160
                                                           ----------   -----------

  Income [Loss] Before Taxes                                   22,808      (734,497)

Provision for Income Taxes                                         --            --
                                                           ----------   -----------

  Net Income [Loss]                                        $   22,808   $  (734,497)
                                                           ==========   ===========

  Net Income [Loss] Per Share                              $         .01$
                                                           ==============
  (.22)

  Average Number of Shares Outstanding                      3,086,049     3,372,025
                                                           ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.


                                         3

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF STOCKHOLDERS' EQUITY [DEFICIT] [UNAUDITED]
- ------------------------------------------------------------------------------




                              Convertible                                                                  Total
                            Preferred Stock     Common Stock      AdditionalRetained   Stock             Stockholders'
                           Number of           Number of           Paid-in  EarningsSubscriptioTreasury    Equity
                            Shares     Amount   Shares   Amount    Capital   [DeficitReceivable Stock     [Deficit]


  Balance - March 31, 1995  629,905 $ 376,593 2,143,710 $7,804,369$(1,410,2$1)(7,539,$52)(125,0$0)(13,000$(907,121)

Preferred Stock Returned   (146,654)       --       --        --        --        --       --   (35,803)  (35,803)

Net Income for the three months
  ended June 30, 1995            --        --       --        --        --    22,808       --        --    22,808
                           -------- --------- --------  --------  -------- --------- --------  --------  --------

  Balance - June 30, 1995
   [Unaudited]              483,251 $ 376,593 2,143,710 $7,804,369$(1,410,2$1)(7,517,$44)(125,0$0)(48,803$920,116
                           ======== ========= ========= ===================== ========== ======== ===============












The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS [UNAUDITED]
- ------------------------------------------------------------------------------

                                                              Three months ended
                                                                   June 30,
                                                             1 9 9 5       1 9 9 4
                                                             -------       -------

  Net Cash - Operating Activities                          $   99,850   $   318,477
                                                           ----------   -----------

Investing Activities:
  Proceeds from Maturity of CD                                600,000            --
  Advances to ATRE                                            (47,300)      (81,321)
  Payment of Officers Loans Receivable                             --       (10,549)
  Employee Advances                                            (3,345)           --
  Capital Expenditures                                        (20,904)      (65,682)
  Masters and Artwork                                         (35,286)      (50,178)
  Sale of Fixed Assets                                          4,000            --
                                                           ----------   -----------

  Net Cash - Investing Activities                             497,165      (207,730)
                                                           ----------   -----------

Financing Activities:
  Proceeds from Notes Payable                                      --     2,572,786
  Payments of Notes Payable                                (1,298,667)   (2,543,207)
  Payment of Lease Payable                                    (32,952)      (20,384)
  Cash Overdraft                                              734,604       134,136
                                                           ----------   -----------

  Net Cash - Financing Activities                            (597,015)      143,331
                                                           ----------   -----------

  Net [Decrease] Increase in Cash and
   Cash Equivalents                                                --       254,078

Cash and Cash Equivalents - Beginning of Years                     --            --
                                                           ----------   -----------

  Cash and Cash Equivalents - End of Years                 $       --   $   254,078
                                                           ==========   ===========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the years for:
     Interest                                              $  121,000   $    67,148
     Income Taxes                                          $       --   $        --

Supplemental Schedule of Non-Cash Investing and Financing Activities:
  Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation.

  On April 13, 1995, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000.

  On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000.

In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. In July of 1995, 8,212,785 shares of the Company's common stock were issued for this obligation.

The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED]
- ------------------------------------------------------------------------------




[1]  Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the management of the Company, all adjustments consisting of normal recurring adjustments necessary for a fair presentation of financial position, results of operations and cash flows for the three months ended June 30, 1995 and 1994, have been made. The results of operations for any interim period are not necessarily indicative of the results for the full year. These condensed financial statements should be read in conjunction with the financial statements and notes thereto contained in the annual report on Form 10-K for the year ended March 31, 1995.

[2] Inventories

Inventories consist of:
                                             June 30,  March 31,
                                             1 9 9 5     1 9 9 5

Raw Materials                             $  412,964  $  484,206
Work-In Process                                   --       2,261
Finished Goods                             1,019,423   1,350,133
                                          ----------  ----------

  Totals                                  $1,432,387  $1,836,600
  ------                                  ==========  ==========

[3] Notes Payable

                                      J u n e  3 0,  1 9 9 5
                                ----------------------------

     Type of Loan                Amount   Current Long-Term Rate

Bank Line of Credit (A)         $954,674 $954,674 $    --  Prime +2%
Former Underwriter Loan (B)     676,031       --  676,031     10%
Line of Credit - Private Investor (C)    752,042  --        752,042 12%
Equipment Loan (D)              218,046   36,508  181,538     10%
Line of Credit (E)              347,283  347,283       --     15%
Line of Credit (F)               85,000   85,000       --     18%
                                -------  -------  -------

  Totals                        $3,033,07$1,423,46$1,609,611

[A] Bank Line of Credit - As of March 31, 1995, the Company had not been granted an extension beyond its extended due date of February 28, 1995 and was not in compliance with various financial requirements under the line of credit. Therefore, this debt was classified as a current liability. The banks prime rate at March 31, 1995 and June 30, 1995 was 9.5%.

The certificates of deposit, the accounts receivable and inventory are pledged as collateral against the bank loans of $1,598,973 and $954,674 at March 31, 1995 and June 30, 1995, respectively.

In May 1995, the Company reached an agreement with the bank to pledge $1,300,000 of sales invoices to offset the remaining bank liability of approximately $940,000.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #2
- ------------------------------------------------------------------------------




[3] Notes Payable [Continued]

[A] Bank Line of Credit [Continued] - The notes are secured by personal assets of two of the Company's officers who have also given personal guarantees.

Pursuant to its agreement with the bank, the Company maintains keyman life insurance on the president of the Company and has named the bank as the beneficiary of this policy.

[B] Former Underwriter Loan - On July 15, 1992, the Company signed a promissory note for $510,000 with a former Underwriter. The interest rate for the note was ten [10%] percent per annum. The former Underwriter received a total of 25,500 shares of common stock purchase warrants exercisable at $15 per share, for a term of three [3] years in consideration for the entire amount. On August 28, 1992, the former Underwriter voluntarily surrendered to the Company these warrants and the warrants were canceled. The total indebtedness of $676,031 was due April 1, 1995.

Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation. The conversion is effectuated at
 .26 per share of common stock. The market value at the time of conversion was .10 per share of common stock. This obligation of $676,031 at June 30, 1995 was classified as a long-term liability due to the subsequent conversion of this debt to shares of common stock in July of 1995.

[C] Private Investor - Line of Credit - On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to the private investor until April 15, 1995 or from the net proceeds of a public offering, whichever was earlier. On March 31, 1995, the Company owed a total of $812,455 of which $752,042 was principal and $60,413 was accrued interest payable. The Company was in default on the due date, however these obligations were assigned to the Company's Chief Executive Officer in May 1995. In July 1995, this obligation of $752,042 was classified as a long-term liability due to the subsequent conversion of debt to shares of common stock in July of 1995.

[D] Equipment Loan - In January 1991, the Company entered into a loan transaction with a vendor for the principal sum of $369,633 payable in 24 consecutive equal monthly installments of $17,747 at an interest rate of 14% per annum commencing February 15, 1991. This loan was renegotiated in December 1991 for the principal sum of $301,657 and calls for 30 consecutive equal monthly installments of $11,618 at a reduced interest rate of 11.5% per annum commencing January 15, 1992. This loan was renegotiated in March 1993 for the principal sum of $292,058.12 and calls for a payment in the amount of $5,000 per month until full payment has been completed. The balance due at March 31, 1995 and June 30, 1995 was $221,203 and $218,046, respectively.

[E] Line of Credit - On August 19, 1992, the Company renewed the revolving line of credit with an investor. The revolving line of credit is for up to a maximum of $600,000 with a commitment to borrow a minimum of $2,000,000 during a one year period. This loan is made in amounts which is equal to 70% of the pledged invoice's amount and it is secured by (i) a first security interest in certain accounts receivable from two specific customers, (ii) personally guaranteed by two of the officers of the Company. Repayment is to be made upon receipt of any payment of pledged invoice, 115% of the amount borrowed. As of March 31, 1995 and June 30, 1995, the outstanding loan balances were $968,494 and $347,283, respectively.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #3
- ------------------------------------------------------------------------------




[3] Notes Payable [Continued]

[F] Line of Credit - On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoices amount and is secured by (i) a first interest in certain accounts receivable from five specific customers, (ii) personal guarantee by two of the officers of the Company. As of March 31, 1994, the Company owed $414,475 including accrued loan fee of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days. As of March 31, 1995 and June 30, 1995, the Company owed $115,000 and $85,000, respectively.

All loans are subordinate to the bank's line of credit at March 31, 1995 and June 30, 1995.

Following are the maturities of debt for each of the next five years [inclusive of the conversion of debt totaling $1,428,073 to common stock in July of 1995]:

1996                    $1,423,465
1997                        50,493
1998                        53,214
1999                        56,215
2000                        21,616
                        ----------

  Total                 $1,605,003

[4] Income Taxes

As of March 31, 1995, the Company had approximately $7,700,000 in net operating losses expiring in various years ending 2009 that will be carried forward to be utilized against future Company earnings.

Effective April 1, 1993, the Company adopted FAS No. 109 "Accounting for Income Taxes." The Company has a deferred tax asset of approximately $3,000,000 arising from the net operating loss carry forward. However, due to the uncertainty that the Company will generate income in the future sufficient to fully or partially utilize these carry forwards, an allowance of $3,000,000 has been established to offset this asset. The effect of adoption on current and prior financial statements is immaterial.

[5] Capital Stock

In July 1994, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement agreement, the former employee and director returned 26,269 shares of convertible preferred stock to the Company. The Company assigned a value of $13,000 to these treasury shares based on fair value of the stock.

In May 1995, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement, the former employee and director returned 146,654 shares of convertible preferred stock to the Company. The Company assigned a value of $35,803 to these treasury shares based on fair value of the stock.

[6] Earnings Per Share

Earnings per share are based on the weighted average number of common shares outstanding as restated to include the number of shares issued in the business combination with TAV reflecting conversion for a preferred share of stock into
1.95 shares of common stock. The weighted average number of shares have been adjusted for all periods to reflect the one-for-twenty reverse stock split effected on July 2, 1993. The effect of warrants has not been included as its effect would be anti-dilutive.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #4
- ------------------------------------------------------------------------------



[7] Litigation

The Company has been named as defendant and co-defendant in various legal actions filed against the Company in the normal course of business. The Company believes that it has adequate legal defenses and intends to vigorously defend itself in these actions. The Company believes after consulting with counsel that an adverse decision in any one lawsuit would not have a material adverse impact on the Company, however, the aggregate affect of an adverse decision in a majority of the lawsuits outstanding could have a material adverse impact on the Company.

On May 12, 1993, the Company was named as a defendant in claim for a breach of a license agreement along with infringement on the licensor's patent and trademark rights and failure to pay royalties pursuant to the license agreement. The complaint was settled for $400,000, which was charged to fiscal 1994 operations.

[8] Going Concern

The Company's financial statements are prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company has incurred net losses for the years ended March 31, 1995, 1994 and 1993 of $1,958,468, $3,371,116 and $1,601,353,
respectively. The Company has also encountered difficulties in complying with financial requirements under its bank line of credit and has been experiencing difficulties in paying its vendors on a timely basis. These factors create uncertainty whether the Company can continue as a going concern. The Company's plans to mitigate the effects of the uncertainties are (i) the successful reduction of its operating expenses in fiscal 1996 by elimination of its 1395 Manasero Street, California facility while still maintaining its sales volume,
(ii) to sell a parcel or all of 2 parcels of property owned by ATRE [50% owned by the Co.] located in Vancouver, WA, (iii) to further upgrade and increase its products lines and thus reach a consistently higher gross profit margin mix and realize profitability, (iv) to pledge sales invoices against the bank line of credit and pay off the bank line of credit, and seek another asset base lending line of credit (v) to successfully convert debt obligations into equity, and
(vi) to negotiate with several reliable investors to provide the Company with additional working capital

Management believes that these plans can be effectively implemented for the year ended March 31, 1996. The Company will continue to seek additional interim financing from private sources to supplementary support its cash needs for the next twelve months during the implementation of these plans to achieve profitability. The Company's ability to continue as a going concern is dependent on the implementation and success of these plans. The financial statements do not include any adjustments in the event the Company is unable to continue as a going concern.

[9] New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No.121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #5
- ------------------------------------------------------------------------------



[10] Stock Subscription Receivable

On December 20, 1994, the Board of Directors revoked its June 23, 1994 election to forgive a receivable due from its shareholders for approximately $866,000 relating to their subscription of shares of common stock of the Company. The Board resolved on December 20, 1994 that the Company would reduce the price on the unpaid shares of stock to $.125 per share. In March of 1995, the Company forgave the accrued interest receivable of $205,342 on the stock subscription receivable.

[11]  Spin-off of Custom Duplication Business

On April 13, 1995, the Board of Directors approved the spin-off of its custom duplication business. Pursuant to this transaction, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000. The Company agreed to a non compete agreement with this new custom duplication venture by the Company's former President.

[12] Sale of Multi Media Assets

On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The President of Central Video is the former President of the Company. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000. In addition, Central Video entered into a sublease for the remaining thirteen month lease. The Company has guaranteed the Company's former President a minimum of $2,500,000 a year of production orders for the next three years. Central Video has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company. The Company has agreed to pay the Company's former President a 3% commission on orders the Company places with Central Video.

[13] Partial Sale of ATRE Real Estate

In May 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December of 1995.

[14] New Lease

On June 27, 1995, the Company entered into a new lease for additional warehouse space for a monthly rental of $3,637, for six months.

[15] Assignment and Assumption of Debt Obligations to Chief Executive Officer

In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. This officer issued promissory notes to the three entities [See Note 16A].

[16] Subsequent Events

[A] Equity Conversions - On July 19, 1995, the Chief Executive Officer of the Company converted three debt obligations totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #6
- ------------------------------------------------------------------------------



[16] Subsequent Events [Continued]

[A] Continued - Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation. The conversion is effectuated at .26 per share of common stock. The market value at the time of conversion was .10 per share of common stock. This obligation of $676,031 at June 30, 1995 was classified as a long-term liability due to the subsequent conversion of this debt to shares of common stock in July of 1995.

[B] Pro Forma Data - The following summarized pro forma information assumes the debt to equity conversions accepted in July of 1995 took place as of June 30, 1995 [See Note 16].

                                           Historical Adjustments As Adjusted

Current Liabilities                       $5,218,268  $ (379,391) $ 4,838,877

Long-Term Liabilities                      1,698,731  (1,428,073)     270,658

Stockholders' Equity [Deficit]              (920,116)  1,807,464      887,348
                                          ----------  ----------  -----------

  Total Liabilities and Stockholders' Equity
   [Deficit]                              $5,996,883  $       --  $ 5,996,883
   ---------                              ==========  ==========  ===========





                    .  .  .  .  .  .  .  .  .  .  .  .  .  .

Item 2:

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------


Three months ended June 30, 1995 compared with the three months ended June 30, 1994.

Results of Operations

The Company's operating income [loss] for the three months ended June 30, 1995 and 1994 were $37,452 and $(689,337), respectively, an improvement of $726,789 in 1995. This improvement was mainly attributable to a gross profit increase of approximately $771,000 primarily resulting from the increase in revenues of approximately $1,100,000.

The Company's sales for the three months ended June 30, 1995 and 1994 were $3,632,000 and $2,583,269, respectively. This reflects an increase of $1,048,731 or 41% from 1994. Management believes this sales increase was primarily the result of improved products and the realization of higher unit prices.

At March 31, 1995, the Company's business had two major divisions. A brief description of these two divisions is as follows:

The Multi Media Division sells products that are either owned by the Company or licensed. The customer base is predominantly retail stores or distributors. Sales for the three months ended June 30, 1995 for the Multi Media Division was approximately $3,522,000. On May 8, 1995, the Company closed a $750,000 sales agreement with a Mexican company for equipment with a book value of approximately $630,000 by allowing credit to the Company for future duplication services. The Company has guaranteed a minimum of $2,500,000 a year production orders for the next three years. The Mexican company has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company.

The Custom Duplication Division sells mainly custom duplication services to companies that required video duplication, packaging and fulfillment services. Sales for the three months ended June 30, 1995 for the Custom Duplication Division was approximately $110,000. On April 13, 1995, the Board of Directors approved the spin off of its custom duplication business to the Company's former President. Equipment with a book value of approximately $170,000 was transferred from the Company and the Company's former President assumed all the remaining obligations on these assets of approximately $75,000. The Company agreed to a non-compete agreement with this new custom duplication venture by the Company's former President.

Cost of sales for the three months ended June 30, 1995 and 1994 were $2,252,858 and $1,974,661 or 62% and 76% of sales, respectively. This improvement is the result of higher gross profit margins and improved cost reduction.

Gross profit for the three months ended June 30, 1995 and 1994 were $1,379,142 and $608,608, or 38% and 24% of sales, respectively. The Company's gross profit increased by 14% as a percentage of sales, for the three months ended June 30, 1995 as compared to June 30, 1994. Depreciation and amortization, included in the cost of goods sold, for the three months ended June 30, 1995 and 1994 were $220,814 and $272,382, respectively.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Three months ended June 30, 1995 compared with the three months ended June 30, 1994.

Results of Operations [Continued]

Operating expenses for the three months ended June 30, 1995 and 1994 were $1,341,690 and $1,297,945, respectively.

Interest expense for the three months ended June 30, 1995 and 1994 was $131,726 and $93,400, respectively. As of June 30, 1995, the outstanding bank debt was $954,674.

Liquidity and Capital Resources

The Company's working capital [deficit] at June 30, 1995 was $(1,252,634) as compared with a working capital [deficit] of $(3,495,744) at March 31, 1995. The improvement of approximately $2,200,000 is primarily the result of the Company successful negotiating current debt obligations totaling $1,428,073 to be converted to equity in July of 1995.

Operations

For the three months ended June 30, 1995 and 1994, cash generated from operations was $99,850 and $318,477, respectively. The Company intends to utilize future debt or equity financing or debt to equity conversions to help satisfy past due obligations and to pay down its debt obligations.

The Company has frequently been unable to pay its obligations for merchandise and services as they become due. The Company was not operating profitably and it cannot be certain that it will earn sufficient profits in the foreseeable future which would permit the Company to meet its anticipated working capital needs. A lack of working capital has inhibited the Company's ability to deliver orders. Should the Company experience the continued cash flow deficiencies and lack of profitability, additional financing may be required.

Investing

Capital expenditures and leases for the three months ended June 30, 1995 and 1994 were $20,904 and $65,682, respectively. For June 30, 1995 and 1994, investments in masters and artwork were $35,286 and $50,178, respectively. Management believes it is necessary to increase its licensed products in both classic movies and its standard video line for its Entertainment Division. The Company believes it takes from nine months to one year after the purchase of the masters and artwork to establish and penetrate the marketplace with new releases.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Three months ended June 30, 1995 compared with the three months ended June 30, 1994.

Liquidity and Capital Resources [Continued]

Financing

The Company has reduced its bank line of credit to lower its interest burden. In May 1995, the Company reached an agreement with the bank to pledge $1,300,000 of sales invoices to offset the remaining bank liability of approximately $940,000. The Company has realized an improved collection cycle of its accounts receivable and has added quality and new products to its video library. The Company believes with an injection of capital, the Company would be in an improved financial position. The Company anticipates achieving improved bank financing, sales growth and obtaining profitability to provide the means of financial and operational support for the next twelve months. If any of these factors are not achieved, adverse effects could result. The Company believes that should these adverse effects materialize, management will seek additional financing through perhaps a private placement or vendor support in order to survive. There can be no guarantee that the Company will be successful in these efforts.

Management intends to seek additional equity financing from unaffiliated individuals in private offerings and to secure an additional line of credit until operations generate a positive cash flow. If the Company is unsuccessful in obtaining additional equity or debt financing, then the Company's liquidity and capital resources could be adversely affected.

The Company has a 50% interest in ATRE. In May of 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December of 1995. The Company believes that the sales of additional ATRE parcels will be accomplished in 1996 and 50% of the proceeds will be utilized to repay the Company in 1996 based upon the Company's percentage of investment of 50%. The Company is required by the partnership agreement to make additional advances to the ATRE partnership in the next twelve months. A further delay in the sales of these parcels will require additional capital contributions to be made. These additional capital contributions by the Company and any further delay in the sales of these parcels will have a negative impact on the Company's financial position. Therefore, ATRE and the Company are seeking additional equity partners to inject capital to be used for ATRE's short- and long-term needs.

The Company's repayment with the bank's line of credit for the three months ended June 30, 1995 was approximately $645,000. On November 4, 1994, the Company was granted an extension from September 1, 1994 until February 28, 1995 on the bank line of credit. The Company had not been in compliance with certain financial requirements under the line of credit and had not received a waiver from the bank for its lack of compliance with certain requirements. The waiver expired February 28, 1995. The Company pledged invoices totaling $1,313,000 in May 1995. As of August 20, 1995, the Company owed no money on this line of credit.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Three months ended June 30, 1995 compared with the three months ended June 30, 1994.

Liquidity and Capital Resources [Continued]

On August 12, 1992, the Company obtained two lines of credit totaling $1,205,035 from a private investor. The balance at March 31, 1995 of $812,455 was due April 1, 1995. Interest was at 12% per annum. As additional consideration for the lines of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit will terminate upon default by the Company and are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of American Top Real Estate. These loans are personally guaranteed by two of the officers of the Company. On March 31, 1995, the Company was in default on the due date, however these obligations were assigned to the Company's Chief Executive Officer in May 1995 and in July 1995 the Officer converted this obligation to the Company's common stock.

On November 6, 1992, the Company obtained an additional revolving line of credit up to a maximum of $600,000 from another private investor. This loan is made in amounts equal to 70% of the pledged invoice's amount and is secured by (i) a first security interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of March 31, 1994, there were no loans outstanding under this revolving line of credit. Repayment of 115% of the amount borrowed is to be made upon receipt of any payment of pledged invoices. As of June 30, 1995, the Company owed $347,283 plus 15% interest.

On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoice's amount and is secured by (i) a first interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of June 30, 1995, the Company owed $85,000 including accrued loan fees of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days.

On June 20, 1995, the Company accepted an offer by the Company's Chief Executive Officer to convert an outstanding obligation to him totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1995 compared with the year ended March 31, 1994.

Liquidity and Capital Resources [Continued]

On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to a private investor until April 15, 1995 or from the net proceeds of the proposed public offering, whichever was earlier. On March 31, 1995, the Company owes a total of $812,455 of which $752,042 is principal and $60,413 is accrued interest. The Company was in default on the due date, however in May of 1995, these obligations were assigned to the Company's Chief Executive Officer. On July 19, 1995, the officer agreed to convert this debt obligation into shares of common stock.

New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No.121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996.

Impact of Inflation

The Company does not believe that inflation had an impact on sales or income during the past several years. Increases in supplies or other operating costs could adversely affect the Company's operations; however, the Company believes it could increase prices to offset increases in costs of goods sold or other operating costs.

SIGNATURE
- ------------------------------------------------------------------------------




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-Q to be signed on its behalf by the undersigned thereon duly authorized.



                                          Diamond Entertainment Corporation





                                          s/s James K.T. Lu
                                          James K.T. Lu
                                          Chief Executive Officer, Secretary
                                          and Director
August 24, 1995

SIGNATURE
- ------------------------------------------------------------------------------




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-Q to be signed on its behalf by the undersigned thereon duly authorized.



                                          Diamond Entertainment Corporation






                                          James K.T. Lu
                                          Chief Executive Officer, Secretary
                                          and Director
August 24, 1995

                                    Form 10-Q

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


(X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended            December 31, 1995
                               ----------------------------

                                       OR

(_) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
       EXCHANGE ACT OF 1934

For the transition period from                      to

For Quarter Ended                   Commission File Number        0-17953

                        DIAMOND ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

        New Jersey                                 22-2748019
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

16818 Marquardt Avenue, Cerritos, California                      90703
 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (310) 921-3999

3961 Miraloma Avenue, Anaheim California 92806 (Former name, former address and former fiscal year, if changed since last report.)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                    Yes   X      No

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

        Class                             Outstanding as of February 13, 1995
 -----------------                        -----------------------------------

Common Stock, No Par Value                         12,894,941

Convertible Preferred Stock, No Par Value            483,251

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


INDEX
- ------------------------------------------------------------------------------




Part I:  FINANCIAL INFORMATION

Item 1: Financial Statements

        Balance Sheets as of December 31, 1995 and March 31, 1995 [Unaud1ted] 2

        Statements of Operations for the three months and nine months
        ended December 31, 1995 and 1994 [Unaudited]..............      3.....

        Statement of Stockholders' Equity for the nine months ended December 31,
        1995 [Unaudited]..........................................      4

        Statements of Cash Flows for nine months ended December 31, 1995
        and 1994 [Unaudited]......................................      5.....6

        Notes to Financial Statements [Unaudited].................      7.....12

Item 2: Management's Discussion and Analysis of Financial Condition
        and Results of Operations.................................      13....17

        Signature.................................................      18....





                          .   .   .   .   .   .   .   .

Item 1:

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS [UNAUDITED]
- ------------------------------------------------------------------------------


                                                         December 31,    March 31,
                                                             1 9 9 5       1 9 9 5

Assets:
Current Assets:
  Certificates of Deposit                                  $       --   $   600,000
  Accounts Receivable - Trade - Net                         1,102,750     3,184,349
  Accounts Receivable - Related Parties                        19,932            --
  Inventory                                                 1,491,416     1,836,600
  Prepaid Expenses and Deposits                                65,893        33,732
                                                           ----------   -----------

  Total Current Assets                                      2,679,991     5,654,681
                                                           ----------   -----------

Property, Plant and Equipment:
  Furniture, Fixtures and Equipment                           873,747     2,040,550
  Less:  Accumulated Depreciation                             568,430       954,593
                                                           ----------   -----------

  Property, Plant and Equipment - Net                         305,317     1,085,957
                                                           ----------   -----------

Film Masters and Artwork                                    4,442,832     4,423,711

Less:  Accumulated Amortization                             3,917,329     3,741,290
                                                           ----------   -----------

  Total Film Masters and Artwork - Net                        525,503       682,421
                                                           ----------   -----------

Other Assets:
  Investment in ATRE                                           50,000        50,000
  Accounts Receivable - ATRE                                1,163,481     1,110,656
                                                           ----------   -----------

  Total Other Assets                                        1,213,481     1,160,656
                                                           ----------   -----------

  Total Assets                                             $4,724,292   $ 8,583,715
                                                           ==========   ===========


The Accompanying Notes are an Integral Part of These Financial Statements.


                                         1




DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS
[UNAUDITED]
- ------------------------------------------------------------------------------


                                                          December 31,   March 31,
                                                             1 9 9 5       1 9 9 5

Liabilities and Stockholders' Equity [Deficit]:
Current Liabilities:
  Cash Overdraft                                           $   51,130   $   269,134
  Accounts Payable                                          2,328,822     3,354,875
  Notes Payable                                               776,395     4,150,205
  Lease Payable                                                91,965       143,316
  Royalties Payable                                            29,404       628,499
  Accrued Expenses                                            220,665       563,859
  Related Party Payable                                         4,259        40,537
                                                           ----------   -----------

  Total Current Liabilities                                 3,502,640     9,150,425
                                                           ----------   -----------

Long-Term Liabilities:
  Notes Payable                                               160,174       181,538
  Lease Payable                                                89,102       158,873
                                                           ----------   -----------

  Total Long-Term Liabilities                                 249,276       340,411
                                                           ----------   -----------

Commitments and Contingencies                                      --            --
                                                           ----------   -----------

Stockholders' Equity [Deficit]
  Convertible  Preferred  Stock - No Par  Value,  1,000,000  Shares  Authorized,
   656,174 issued [of which 172,923 are held in Treasury] at December 31, 1995 and 656,174 Issued [of which 26,269 are held in Treasury] and Outstanding at March 31, 1995, Respectively376,593 376,593

  Common Stock - No Par Value, 15,000,000 Shares Authorized;
   12,894,941 and 2,143,710 Shares Issued and Outstanding at
   December 31, 1995 and March 31, 1995, Respectively       9,611,834     7,804,369

  Additional Paid-in Capital                               (1,410,231)   (1,410,231)

  Retained Earnings [Deficit]                              (7,432,017)   (7,539,852)
                                                           ----------   -----------

  Totals                                                    1,146,179      (769,121)
  Less:Stock Subscriptions Receivable                        (125,000)     (125,000)
       Treasury Stock [Preferred] - At Cost                   (48,803)      (13,000)
                                                           ----------   -----------

  Total Stockholders' Equity [Deficit]                        972,376      (907,121)
                                                           ----------   -----------

  Total Liabilities and Stockholders' Equity [Deficit]     $4,724,292   $ 8,583,715
                                                           ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.


                                         2

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
[UNAUDITED]
- ------------------------------------------------------------------------------


                                   Three months ended         Nine months ended
                                      December 31,              December 31,
                                      ------------              ------------
                                  1 9 9 5       1 9 9 4      1 9 9 5       1 9 9 4
                                  -------       -------      -------       -------

Sales - Net                     $1,228,097   $ 2,922,026   $7,758,618   $ 9,676,811

Cost of Goods Sold                 724,995     1,750,110    4,701,303     6,580,977
                                ----------   -----------   ----------   -----------

  Gross Profit                     503,102     1,171,916    3,057,315     3,095,834
                                ----------   -----------   ----------   -----------

Operating Expenses:
  Selling Expenses                 419,809       529,574    1,920,892     1,520,908
  General and Administrative Expenses637,556     838,095    1,439,521     2,262,838
  Bad Debt Expense                  11,907        40,000       30,400       120,000
                                ----------   -----------   ----------   -----------

  Total Operating Expenses       1,069,272     1,407,669    3,390,813     3,903,746
                                ----------   -----------   ----------   -----------

  Operating [Loss] Income         (566,170)     (235,753)    (333,498)     (807,912)
                                ----------   -----------   ----------   -----------

Other [Income] Expenses:
  Interest Expense                  36,082        81,466      189,310       291,939
  Interest Income                     (423)      (20,499)     (10,519)      (88,122)
  Other Income                    (122,420)           --     (230,124)           --
                                ----------   -----------   ----------   -----------

  Total Other [Income] Expenses -
   Net                             (86,761)       60,967      (51,333)      203,817
                                ----------   -----------   ----------   -----------

  [Loss] Income Before
   Extraordinary Item             (479,409)     (296,720)    (282,165)   (1,011,729)

Extraordinary Item [3G]            390,000            --      390,000            --
                                ----------   -----------   ----------   -----------

  Net [Loss] Income             $  (89,409)  $  (296,720)  $  107,835   $(1,011,729)
                                ==========   ===========   ==========   ===========

Net Income [Loss] Per Share:
  Before Extraordinary Item     $     (.03)  $      (.09)  $     (.02)  $
  (.33)
  Extraordinary Item                      .02         --             .03
                                ------------------------   -------------
  --

  Net Income [Loss] Per Share   $     (.01)  $      (.09)  $         .01$
                                ==========   ===========   ==============
  (.33)

  Average Number of Shares
   Outstanding                  13,837,280     3,372,025   11,505,683     3,094,953
                                ==========   ===========   ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF STOCKHOLDERS' EQUITY
[UNAUDITED]
- ------------------------------------------------------------------------------





                            Preferred Stock     Common Stock      AdditionalRetained   Stock              Total
                           Number of           Number of           Paid-in  EarningsSubscriptioTreasury Stockholders'
                            Shares     Amount   Shares   Amount    Capital   [DeficitReceivable Stock     Equity

  Balance - March 31, 1995  629,905 $ 376,593 2,143,710 $7,804,369$(1,410,2$1)(7,539,$52)(125,0$0)(13,000$(907,121)

Preferred Stock Returned   (146,654)       --       --        --        --        --       --   (35,803)  (35,803)

Conversions of Debt to Equity    --        -- 10,751,2311,807,465       --        --       --        --  1,807,465

Net Income for the nine months
  ended December 31, 1995        --        --       --        --        --   107,835       --        --   107,835
                           -------- --------- --------  --------  -------- --------- --------  --------  --------

  Balance - December 31, 1995
   [Unaudited]              483,251 $ 376,593 12,894,941$9,611,834$(1,410,2$1)(7,432,$17)(125,0$0)(48,803$972,376
                           ======== ========= =============================== ========== ======== ===============









The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS
[UNAUDITED]
- ------------------------------------------------------------------------------


                                    Three months ended        Nine months ended
                                       December 31,              December 31,
                                       ------------              ------------
                                    1 9 9 5     1 9 9 4      1 9 9 5       1 9 9 4
                                    -------     -------      -------       -------

  Net Cash - Operating Activities $  333,897  $  938,970   $1,389,302   $   879,703
                                  ----------  ----------   ----------   -----------

Investing Activities:
  Proceeds from Maturity of CD            --          --      600,000            --
  Advances to ATRE                   (39,000)         --     (101,300)      (81,321)
  Payment of Officers Loans Receivable    --          --           --       (29,073)
  Employee Advances                      498     (12,183)        (332)           --
  Capital Expenditures               (27,217)    (47,130)     (75,063)     (110,861)
  Masters and Artwork Expenditures   (64,646)    (89,132)    (231,676)     (272,001)
  Repayment from ATRE                 48,475      28,113       48,475        84,863
                                  ----------  ----------   ----------   -----------

  Net Cash - Investing Activities    (81,890)   (120,332)     240,104      (408,393)
                                  ----------  ----------   ----------   -----------

Financing Activities:
  Purchase of Treasury Stock              --          --      (35,803)      (13,000)
  Proceeds from Notes Payable      1,132,772   2,391,137    4,895,115     6,786,002
  Payments of Notes Payable       (1,317,396) (3,252,448)  (6,419,441)   (7,165,865)
  Payment of Lease Payable           (43,781)    (30,000)    (121,122)      (89,499)
  Cash Overdraft                     (23,602)     72,673       51,845       265,130
                                  ----------  ----------   ----------   -----------

  Net Cash - Financing Activities   (252,007)   (818,638)  (1,629,406)     (217,232)
                                  ----------  ----------   ----------   -----------

  Net Increase in Cash and Cash
   Equivalents                            --          --           --       254,078

Cash and Cash Equivalents -
  Beginning of Periods                    --          --           --      (254,078)
                                  ----------  ----------   ----------   -----------

  Cash and Cash Equivalents -
   End of Periods                 $       --  $       --   $       --   $        --
                                  ==========  ==========   ==========   ===========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the years for:
     Interest                     $   26,040  $   81,466   $  179,268   $   291,939
     Income Taxes                 $       --  $       --   $       --   $        --


The Accompanying Notes are an Integral Part of These Financial Statements.

                                         5

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS
[UNAUDITED]
- ------------------------------------------------------------------------------




Supplemental Schedule of Non-Cash Investing and Financing Activities:
   On April 13, 1995, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000.

   On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000.

   In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. In July of 1995, 8,212,785 shares of the Company's common stock were issued for this obligation.

   Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation.

   In December 1995, the Company settled a debt with a creditor for $390,000 less than the carrying amount.






The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED]
- ------------------------------------------------------------------------------




[1]  Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the management of the Company, all adjustments consisting of normal recurring adjustments necessary for a fair presentation of financial position, results of operations and cash flows for the nine months ended December 31, 1995 and 1994, have been made. The results of operations for any interim period are not necessarily indicative of the results for the full year. These condensed financial statements should be read in conjunction with the financial statements and notes thereto contained in the annual report on Form 10-K for the year ended March 31, 1995.

[2] Inventories

Inventories consist of:
                                          December 31, March 31,
                                             1 9 9 5     1 9 9 5

Raw Materials                             $  392,787  $  484,206
Work-In Process                                   --       2,261
Finished Goods                             1,098,629   1,350,133
                                          ----------  ----------

  Totals                                  $1,491,416  $1,836,600
  ------                                  ==========  ==========

[3] Notes Payable

                                D e c e m b e r   3 1,  1 9 9 5
                                -------------------------------

     Type of Loan                Amount     Current   Long-Term

Bank Line of Credit (A)        $      --  $      --   $      --
Former Underwriter Loan (B)           --         --          --
Line of Credit - Private Investor (C) --         --          --
Installment Loan (D)             191,828     31,654     160,174
Line of Credit (E)               744,741    744,741          --
Line of Credit (F)                    --         --          --
                               ---------  ---------   ---------

  Totals                       $ 936,569  $ 776,395   $ 160,174
  ------                       =========  =========   =========

[A] Bank Line of Credit - As of March 31, 1995, the Company had not been granted an extension beyond its extended due date of February 28, 1995 and was not in compliance with various financial requirements under the line of credit. Therefore, this debt was classified as a current liability. The banks prime rate at March 31, 1995 was 9.5%.

The certificates of deposit, the accounts receivable and inventory were pledged as collateral against the bank loans of $1,598,973 at March 31, 1995.

On July 14, 1995, the Company paid off the bank line of credit in its entirety.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #2
- ------------------------------------------------------------------------------




[3] Notes Payable [Continued]

[B] Former Underwriter Loan - On July 15, 1992, the Company signed a promissory note for $510,000 with a former Underwriter. The interest rate for the note was ten [10%] percent per annum. The former Underwriter received a total of 25,500 shares of common stock purchase warrants exercisable at $15 per share, for a term of three [3] years in consideration for the entire amount. On August 28, 1992, the former Underwriter voluntarily surrendered to the Company these warrants and the warrants were canceled. The total indebtedness of $676,031 was due April 1, 1995.

Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation. The conversion is effectuated at
 .26 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

[C] Private Investor - Line of Credit - On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to the private investor until April 15, 1995 or from the net proceeds of a public offering, whichever was earlier. On March 31, 1995, the Company owed a total of $812,455 of which $752,042 was principal and $60,413 was accrued interest payable. The Company was in default on the due date, however these obligations were assigned to the Company's Chief Executive Officer in May 1995. In July 1995, this obligation of $752,042 was converted to shares of common stock.

[D] Installment Loan - In January 1991, the Company entered into a loan transaction with a vendor for the principal sum of $369,633 payable in 24 consecutive equal monthly installments of $17,747 at an interest rate of 14% per annum commencing February 15, 1991. This loan was renegotiated in December 1991 for the principal sum of $301,657 and calls for 30 consecutive equal monthly installments of $11,618 at a reduced interest rate of 11.5% per annum commencing January 15, 1992. This loan was renegotiated in March 1993 for the principal sum of $292,058.12 and calls for a payment in the amount of $5,000 per month until full payment has been completed. The balance due at March 31, 1995 and December 31, 1995 was $221,203 and $191,828, respectively.

[E] Line of Credit - On August 19, 1992, the Company renewed the revolving line of credit with an investor. The revolving line of credit is for up to a maximum of $600,000 with a commitment to borrow a minimum of $2,000,000 during a one year period. This loan is made in amounts which is equal to 70% of the pledged invoice's amount and it is secured by (i) a first security interest in certain accounts receivable from two specific customers, (ii) personally guaranteed by two of the officers of the Company. Repayment is to be made upon receipt of any payment of pledged invoice, 115% of the amount borrowed. On June 20, 1995, this percentage was reduced to 111% and on September 1, 1995, was further reduced to 109% if repayment is made within 90 days, 106% if within 60 days, and 103% if within 30 days. As of March 31, 1995 and December 31, 1995, the outstanding loan balances were $968,494 and $744,741, respectively.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #3
- ------------------------------------------------------------------------------




[3] Notes Payable [Continued]

[F] Line of Credit - On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoices amount and is secured by (i) a first interest in certain accounts receivable from five specific customers, (ii) personal guarantee by two of the officers of the Company. As of March 31, 1994, the Company owed $414,475 including accrued loan fee of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days. As of March 31, 1995 and December 31, 1995, the Company owed $115,000 and $-0-, respectively.

All loans were subordinate to the bank's line of credit at March 31, 1995.

[G] Extraordinary Item - In December 1995, the Company settled a debt with a creditor for $390,000 less than the carrying amount.

[4] Income Taxes

As of March 31, 1995, the Company had approximately $7,700,000 in net operating losses expiring in various years ending 2009 that will be carried forward to be utilized against future Company earnings.

Effective April 1, 1993, the Company adopted FAS No. 109 "Accounting for Income Taxes." The Company has a deferred tax asset of approximately $3,000,000 arising from the net operating loss carry forward. However, due to the uncertainty that the Company will generate income in the future sufficient to fully or partially utilize these carryforwards, an allowance of $3,000,000 has been established to offset this asset. The effect of adoption on current and prior financial statements is immaterial.

[5] Capital Stock

In July 1994, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement agreement, the former employee and director returned 26,269 shares of convertible preferred stock to the Company. The Company assigned a value of $13,000 to these treasury shares based on fair value of the stock.

In May 1995, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement, the former employee and director returned 146,654 shares of convertible preferred stock to the Company. The Company assigned a value of $35,803 to these treasury shares based on fair value of the stock.

[6] Earnings Per Share

Earnings per share are based on the weighted average number of common shares outstanding as restated to include the number of shares issued in the business combination with TAV reflecting conversion for a preferred share of stock into
1.95 shares of common stock. The weighted average number of shares have been adjusted for all periods to reflect the one-for-twenty reverse stock split effected on July 2, 1993.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #4
- ------------------------------------------------------------------------------



[7] Litigation

The Company has been named as defendant and co-defendant in various legal actions filed against the Company in the normal course of business. The Company believes that it has adequate legal defenses and intends to vigorously defend itself in these actions. The Company believes after consulting with counsel that an adverse decision in any one lawsuit would not have a material adverse impact on the Company, however, the aggregate affect of an adverse decision in a majority of the lawsuits outstanding could have a material adverse impact on the Company.

On May 12, 1993, the Company was named as a defendant in claim for a breach of a license agreement along with infringement on the licensor's patent and trademark rights and failure to pay royalties pursuant to the license agreement. The complaint was settled for $400,000, which was charged to fiscal 1994 operations.

[8] Going Concern

The Company's financial statements are prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company has incurred net losses for the years ended March 31, 1995, 1994 and 1993 of $1,958,468, $3,371,116 and $1,601,353,
respectively. The Company has also encountered difficulties in complying with financial requirements under its bank line of credit and has been experiencing difficulties in paying its vendors on a timely basis. These factors create uncertainty whether the Company can continue as a going concern. The Company's plans to mitigate the effects of the uncertainties are (i) the successful reduction of its operating expenses in fiscal 1996 by elimination of its 1395 Manasero Street, California facility while still maintaining its sales volume,
(ii) to sell a parcel or all of 2 parcels of property owned by ATRE [50% owned by the Co.] located in Vancouver, WA, (iii) to further upgrade and increase its products lines and thus reach a consistently higher gross profit margin mix and realize profitability, (iv) to pledge sales invoices against the bank line of credit and pay off the bank line of credit, and seek another asset base lending line of credit (v) to successfully convert debt obligations into equity, and
(vi) to negotiate with several reliable investors to provide the Company with additional working capital

Management believes that these plans can be effectively implemented for the year ended March 31, 1996. The Company will continue to seek additional interim financing from private sources to supplementary support its cash needs for the next twelve months during the implementation of these plans to achieve profitability. The Company's ability to continue as a going concern is dependent on the implementation and success of these plans. The financial statements do not include any adjustments in the event the Company is unable to continue as a going concern.

[9] New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No. 121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996. The FASB has also issued SFAS No. 123, "Accounting for Stock Based Compensation." The Company will adopt SFAS No. 123 on April 1, 1996. Adoption is not expected to be material for the Company.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #5
- ------------------------------------------------------------------------------



[10] Stock Subscription Receivable

On December 20, 1994, the Board of Directors revoked its June 23, 1994 election to forgive a receivable due from its shareholders for approximately $866,000 relating to their subscription of shares of common stock of the Company. The Board resolved on December 20, 1994 that the Company would reduce the price on the unpaid shares of stock to $.125 per share. In March of 1995, the Company forgave the accrued interest receivable of $205,342 on the stock subscription receivable.

[11]  Transfer of Custom Duplication Business

On April 13, 1995, the Board of Directors approved the transfer of its custom duplication business. Pursuant to this transaction, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000. The Company agreed to a non compete agreement with this new custom duplication venture by the Company's former President.

[12] Sale of Multi Media Assets

On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The General Manager of Central Video is the former
President of the Company. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000. In addition, Central Video entered into a sublease for the remaining thirteen month lease. The Company has guaranteed the Company's former President a minimum of $2,500,000 a year of production orders for the next three years. Central Video has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company. The Company has agreed to pay the Company's former President a 3% commission on orders the Company places with Central Video.

[13] Proposed Sale of ATRE Real Estate Parcel

In May 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. In December of 1995, the sale for one parcel of land was closed and the Company received their portion of the proceeds from ATRE of $48,475, which was used to reduce the accounts receivable from ATRE. The closing for the other parcel of land is anticipated to be April of 1996.

[14] Debt Obligations Converted to Equity Conversion

In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. This officer issued promissory notes to the three entities. On July 19, 1995, the Chief Executive Officer of the Company converted the three debt obligations totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS [UNAUDITED], Sheet #6
- ------------------------------------------------------------------------------



[15] Commitments

[A] Effective December 31, 1995, an officer and director of the Company resigned and terminated his employment agreement with the Company as part of a settlement agreement. Effective January 1, 1996 and ending December 31, 1996, the Company entered into a monthly $10,000 consulting agreement with this individual. The individual agreed to surrender 30,769 shares of preferred stock and 10,000 shares of common stock upon execution of the settlement agreement in consideration for 5% of net profits of the Company for the fiscal years ended March 31, 1997 and 1998.

[B] On December 21, 1995, the Company entered into a production contract agreement with a Company, whose sole owner is a former director and officer of the Company who resigned December 31, 1995, for annual minimum orders totaling $500,000. The Company also sold production equipment to this entity on January 1, 1996 for $45,000.

[C] On June 27, 1995, the Company entered into a lease for additional warehouse space for a monthly rental of $3,637, for six months, which the Company terminated in January of 1996. On December 1, 1995, the Company entered into a new lease for warehouse space for monthly rental of $9,274 for 5 years.

[16] Subsequent Events

On January 3, 1996, the Company entered into a two year Duplication Agreement with a $200,000 revolving line of credit. In addition, a two year and three month lease agreement for approximately $2,500 square feet was entered into with this duplicator for monthly base rent of $1,500.




                      . . . . . . . . . . . . . . . . . .

Item 2:

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Nine months ended December 31, 1995 compared with the nine months ended December 31, 1994.

Results of Operations

The Company's operating [loss] for the nine months ended December 31, 1995 was $(333,498) as compared to an operating [loss] of $(807,912) for the nine months ended December 31, 1994. This is an improvement of approximately $475,000 resulting from a decreases in operating expenses.

The Company's sales for the nine months ended December 31, 1995 and 1994 were $7,758,618 and $9,676,811, respectively. Management believes it has a well established customer base, including some of the nation's leading national and regional chain stores, department stores, supermarkets and similar types of retail outlets. This customer base could provide a platform to grow its business by expanding the number and variety of products sold through its existing channels, as well as expand them to new customers, both domestically and overseas. Additionally, management intends to expand its product offerings into higher growth and higher margin business of CD-ROM distribution, through the licensing of family entertainment or "Edu-tainment" CD-ROM titles, either individually or on a bundled basis, or through the acquisition on an existing distribution company focused on the distribution of these products.

At March 31, 1995, the Company's business had two major divisions. A brief description of these two divisions is as follows:

The Multi Media Division sells products that are either owned by the Company or licensed. The customer base is predominantly retail stores or distributors. Sales for the nine months ended December 31, 1995 for the Multi Media Division was approximately $7,700,000. On May 8, 1995, the Company closed a $750,000 sales agreement with a Mexican company for equipment with a book value of approximately $630,000 by allowing credit to the Company for future duplication services. The Company has guaranteed a minimum of $2,500,000 a year production orders for the next three years. The Mexican company has agreed to provide a maximum $3,000,000 90 day credit line to the Company.

The Custom Duplication Division sold mainly custom duplication services to companies that required video duplication, packaging and fulfillment services. Sales for the nine months ended December 31, 1995 for the Custom Duplication Division was approximately $100,000. On April 13, 1995, the Board of Directors approved the transfer of its custom duplication business to the Company's former President in order to concentrate and focus its resources to the MultiMedia Division. Equipment with a book value of approximately $170,000 was transferred from the Company and the Company's former President assumed all the remaining obligations on these assets of approximately $75,000. The Company agreed to a non-compete agreement with this new custom duplication venture by the Company's former President.

Cost of  sales  for the nine  months  ended  December  31,  1995  and 1994  were
$4,701,303  and  $6,580,977  or  61%  and  68%  of  sales,  respectively.   This
improvement is the result of improved cost reduction.

Gross profit for the nine months ended December 31, 1995 and 1994 were $3,057,315 and $3,095,834, or 39% and 32% of sales, respectively. The Company's gross profit increased by 7% as a percentage of sales, for the nine months ended December 31, 1995 as compared to December 31, 1994. Depreciation and amortization, included in the cost of goods sold, for the nine months ended December 31, 1995 and 1994 were $422,127 and $718,438, respectively.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION  AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Nine months ended December 31, 1995 compared with the nine months ended December 31, 1994.

Results of Operations [Continued]

Operating expenses for the nine months ended December 31, 1995 and 1994 were $3,390,813 and $3,903,746, respectively.

Interest expense for the nine months ended December 31, 1995 and 1994 was $189,310 and $291,939, respectively. As of December 31, 1995, the outstanding bank debt was $-0-.

Liquidity and Capital Resources

The Company's working capital [deficit] at December 31, 1995 was $(822,649) as compared with a working capital [deficit] of $(3,495,744) at March 31, 1995. The improvement of approximately $2,700,000 is primarily the result of the Company successfully negotiating current debt obligations totaling approximately $1,400,000 into an equity conversion in July of 1995 and the reduction of bank debt by approximately $1,600,000.

Operations

For the nine months ended December 31, 1995, cash generated from operations was $1,389,302 as compared to $880,000 of cash generated from operations for the nine months ended December 31, 1994. The Company intends to utilize future debt or equity financing or debt to equity conversions to help satisfy past due obligations and to pay down its debt obligations.

The Company has frequently been unable to pay its obligations for merchandise and services as they become due. The Company was not operating profitably and it cannot be certain that it will earn sufficient profits in the foreseeable future which would permit the Company to meet its anticipated working capital needs. A lack of working capital has inhibited the Company's ability to deliver orders. Should the Company experience continued cash flow deficiencies and lack of profitability, additional financing may be required.

Investing

Capital expenditures and leases for the nine months ended December 31, 1995 and 1994 were $75,063 and $110,861, respectively. For December 31, 1995 and 1994, investments in masters and artwork were $231,676 and $272,001, respectively. Management continues to seek to acquire new titles to enhance its product lines.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Nine months ended December 31, 1995 compared with the nine months ended December 31, 1994.

Liquidity and Capital Resources [Continued]

Financing

The Company has paid off the bank line of credit to lower its interest burden in July of 1995. The Company has realized an improved collection cycle of its accounts receivable and has added quality and new products to its video library. The Company believes with an injection of capital, the Company would be in an improved financial position. The Company anticipates achieving improved bank financing, sales growth and obtaining profitability to provide the means of financial and operational support for the next twelve months. If any of these factors are not achieved, adverse effects could result. The Company believes that should these adverse effects materialize, management will seek additional financing through perhaps a private placement or vendor support in order to survive. There can be no guarantee that the Company will be successful in these efforts.

Management intends to seek additional equity financing from unaffiliated individuals in private offerings and to secure an additional line of credit until operations generate a positive cash flow. If the Company is unsuccessful in obtaining additional equity or debt financing, then the Company's liquidity and capital resources could be adversely affected.

The Company has a 50% real estate interest in ATRE. In May of 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The Company received proceeds of $48,475 from ATRE on one parcel which closed in December of 1995. These proceeds reduced the receivable from ATRE. The closing for the other parcel of land is anticipated to be April of 1996. The Company is required by the partnership agreement to make additional advances to the ATRE partnership in the next twelve months. A further delay in the sales of these parcels will require additional capital contributions to be made. These additional capital contributions by the Company and any further delay in the sales of these parcels will have a negative impact on the Company's financial position. Therefore, ATRE and the Company are seeking additional equity partners to inject capital to be used for ATRE's short- and long-term needs.

On August 12, 1992, the Company obtained two lines of credit totaling $1,205,035 from a private investor. The balance at March 31, 1995 of $812,455 was due April 1, 1995. Interest was at 12% per annum. As additional consideration for the lines of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit will terminate upon default by the Company and are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of American Top Real Estate. These loans are personally guaranteed by two of the officers of the Company. On March 31, 1995, the Company was in default on the due date, however, these obligations were assigned to the Company's Chief Executive Officer in May 1995 and in July 1995 the Officer converted this obligation to the Company's common stock.

On November 6, 1992, the Company obtained an additional revolving line of credit up to a maximum of $600,000 from another private investor. This loan is made in amounts equal to 70% of the pledged invoice's amount and is secured by (i) a first security interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of March 31, 1994, there were no loans outstanding under this revolving line of credit. Repayment of 115% of the amount borrowed is to be made upon receipt of any payment of pledged invoices. However, on June 20, 1995, this interest was reduced to 11% and on September 1, 1995 it was further reduced to 9% if repayment is made within 90 days, and 6% within 60 days, and 3% within 30 days. As of December 31, 1995, the Company owed $744,741 plus interest.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Nine months ended December 31, 1995 compared with the nine months ended December 31, 1994.


Liquidity and Capital Resources [Continued]

On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoice's amount and is secured by (i) a first interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of December 31, 1995, the Company owed $-0-.

On June 20, 1995, the Company accepted an offer by the Company's Chief Executive Officer to convert an outstanding obligation to him totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to a private investor until April 15, 1995 or from the net proceeds of the proposed public offering, whichever was earlier. On March 31, 1995, the Company owes a total of $812,455 of which $752,042 is principal and $60,413 is accrued interest. The Company was in default on the due date, however in May of 1995, these obligations were assigned to the Company's Chief Executive Officer. On July 19, 1995, the officer agreed to convert this debt obligation into shares of common stock.

New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No. 121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996. The FASB has also issued SFAS No. 123, "Accounting for Stock Based Compensation." The Company will adopt SFAS No. 123 on April 1, 1996. Adoption is not expected to be material for the Company.

Impact of Inflation

The Company does not believe that inflation had an impact on sales or income during the past several years. Increases in supplies or other operating costs could adversely affect the Company's operations; however, the Company believes it could increase prices to offset increases in costs of goods sold or other operating costs.

SIGNATURE
- ------------------------------------------------------------------------------




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-Q to be signed on its behalf by the undersigned thereon duly authorized.



                                          Diamond Entertainment Corporation





                                          s/s James K.T. Lu
                                          James K.T. Lu
                                          Chief Executive Officer, Secretary
                                          and Director
February 12, 1996

SIGNATURE
- ------------------------------------------------------------------------------




Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report on Form 10-Q to be signed on its behalf by the undersigned thereon duly authorized.



                                          Diamond Entertainment Corporation






                                          James K.T. Lu
                                          Chief Executive Officer, Secretary
                                          and Director
February 12, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                               FORM 10-K\A

            ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
            |X|SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)

                    For the fiscal year ended March 31, 1995

            (Mark One)                 OR


            |_|TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 (NO FEE REQUIRED)

For the transition period from               to

                      Commission File Number:    0-17953

                        DIAMOND ENTERTAINMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

      New Jersey                             22-2748019
(State or other jurisdiction              (IRS Employer ID No.)
of incorporation or organization)

16818 Marquardt Avenue
Cerritos, California                       90703
 (Address of principal                    Zip Code
  executive offices)

                                 (310) 921-3999
              (Registrant's telephone number, including area code)

        Securities registered pursuant to Section 12(b) of the Act:  None

           Securities registered pursuant to Section 12(g) of the Act:

                                Title of each class

                           Common Stock, no par value

                Class A Redeemable Common Stock Purchase Warrants




            Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                            YES   |X|            NO   |_|

            Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of
                                       19

Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ X ]

            On July 19, 1995 the aggregate market value of the voting stock held by non-affiliates of the Registrant was $227,475.60 based upon the average of the closing price.

            Number of shares outstanding of the issuers common stock, as of July 19, 1995, was 12,894,941.


            Documents Incorporated By Reference

Document                                                     Where Incorporated

 None.                                                                 N/A

                                     PART I

Item 1.      BUSINESS

General

            Diamond Entertainment Corporation (the "Company"), formerly known as Trans-Atlantic Video, Inc. ("TAV"), was formed under the laws of the State of New Jersey on April 3, 1986. On July 15, 1991, the Company completed the acquisition (the "Acquisition") of one hundred percent (100%) of the issued and outstanding shares of Diamond Entertainment Corporation, a California corporation (the "California Subsidiary"). At the Company's annual meeting of July 15, 1991, the shareholders approved the change of the Company's name to "Diamond Entertainment Corporation."

            As a full-service video product duplicating, manufacturing, packaging and distribution company, the Company was engaged in several distinct video product activities. The Multi Level Marketing Division and Custom Video Duplication Division were considered the Custom Duplication Division. Through its Custom Duplication Division, the Company duplicated and packaged video cassettes on a custom-made basis. Customers for this service included companies and individuals within the multi-level marketing industry, who utilized video cassettes for product information, business recruitment, training or sales and marketing purposes. Sales for the years ended March 31, 1995 and 1994 for the custom duplication division were approximately $1,000,000 and $3,600,000, respectively, or a 72% decrease. On April 13, 1995, the Board of Directors approved the spin off of the Custom Duplication Division. (See "Markets and Customers" for additional disclosure).

            The Company's Multi-Media Division (formerly known as the "Entertainment Division")markets and sells a variety of video cassette titles (the "Programs") to the budget home video market, principally through the Company's New Jersey sales office. The Company markets its Programs for sale to national and regional chain stores, department stores, drug stores, supermarkets and similar types of retail outlets. These outlets, in turn generally sell the Company's products to the public at retail prices ranging from $2.99 to $9.99 per video cassette. The Standard Video Line and the Premier Line are considered the Multi-Media Division. This division sells products that are either owned by the Company or licensed to the Company by licensors. Management is committed to acquiring more licensed video titles and upgrading the quality of its packaging and pre-printed materials in order to enhance its available products. The customer base for these products consists predominantly of retail stores and distributors. Sales for the Multi-Media Division for the years ended March 31, 1995 and 1994 were approximately $12,100,000 and $9,600,000, respectively, or a 26% increase. The Company's present inventory of Programs consists of 754 titles including children's cartoons, motion pictures, sports highlights, educational computer and exercise programs, 451 of which are without copyright protection ("Public Domain Programs") and 303 of which are subject to license agreements ("Licensed Programs"). The feature motion pictures offered by the Company include such film classics as "Life With Father" and "It's a Wonderful Life" both of which are in the Public Domain. The Company is continually identifying new titles to add to its Program inventory and intends to expand its selection of Licensed Programs which have historically shown a higher profit margin than Public Domain Programs.


            As of March 31, 1995, the Multi-Media Division and the Custom Video Duplication Division accounted for approximately 93% and 7%, respectively, of revenues attributable to video tapes.

            For the year ended March 31, 1995 and 1994, the Company had net sales to one customer that amounted to $2,650,000 and $1,572,000, respectively. The significant customer in 1995 was Sam's Club. The Company sells to the non-affiliated entity on a net sixty (60) day term. The loss of this customer would have a material adverse effect on the Company.

            In July,  1991, the Company entered into a  non-exclusive  licensing agreement with the Victor Company of Japan, Ltd. ("JVC"),an unrelated third party, which provides that the Company may sell and market its products as JVC licensed VHS Video Cassettes ("JVC Agreement"). The VHS label is commonly recognized in the video industry as a mark of JVC licensed high quality tapes, subject to stringent technical evaluation during the manufacturing and duplication process. In consideration of the granting of the license to the Company, the Company must pay to JVC the following licensing fees: (i) an initial evaluation fee of 1,000,000 Yen per product (approximately $7,500), (ii) a fee to be paid for each product using the JVC license which is sold or otherwise disposed of by the Company, based upon the annual volume of the duplicated cassettes as follows: (a) under 10,000,000 cassettes, 5 Yen (approximately $.035) per cassette, (b) 10,000,000 to 15,000,000 cassettes at the Company's option, a flat rate fee of $350,000 per year or 5 Yen per cassette (approximately $.035) per cassette, (c) in excess of 15,000,000 cassettes ($.0233 for each cassette) plus, at the Company's option, $350,000 per year or 5 Yen per cassette (approximately $.035) and (d) in excess of 50,000,000 cassettes ($1,000,001 per year). Effective April 1993, JVC changed the royalty charges from (Y)5 (Yen) per tape to (Y)3 (Yen) per tape if the video tape program is less than 30 minutes; and to (Y)4 (Yen) per tape of the video tape program is longer than 30 minutes. Pursuant to the JVC Agreement, the Company has agreed to undertake to comply with certain standards and specifications involved in the manufacturing and duplicating of video tape cassettes. In the event the Company fails to comply with the strict quality control standards of the licensor, the license may be revoked and the Company will no longer be entitled to use the VHS system. The JVC Agreement has a term of 5 years and expires in July of 1996. On May 12, 1993, JVC filed a lawsuit against the Company alleging breach of contract. A settlement between JVC and the Company was reached and the Company agreed to pay JVC (Y)40,950,370 (Yen) for the previous royalty payments plus 10% per annum interest charges. The Company also agreed to pay JVC $50,000 on October 1, 1993, $50,000 on October 15, 1993, $50,000 on November 15, 1993 and
$50,000 every Quarter afterwards until the previous royalty obligations are completely satisfied.

            On May 23, 1991, the Company and Macrovision Corporation entered into an agreement whereby the Company has been granted a non-exclusive license to utilize Macrovision's process to inhibit the unauthorized duplication of pre-recorded video cassettes. The license was for a term of one (1) year and was terminable upon sixty (60) days notice by either party. Since May 23, 1991, the Company and Macrovision continued to operate pursuant to the agreement. In consideration for the grant of such non-exclusive license, the Company agreed to pay Macrovision $28,000. The Company agreed to pay certain additional fees which are payable dependent upon the revenues derived from the use of Macrovision's "pirating" protection system. The Company does not believe that the fees which it paid to Macrovision in connection with the "anti-pirating" protection system materially impact upon the Company's operating expenses. The Company believed that as a result of such license, it would be able to obtain higher prices for the sale of each of its video tapes to customers, who request such protection, since the "anti-pirating" device is desirable for customers. The contract was terminated in June, 1995 as a result of the Board's decision to spin off the Custom Duplication Division in April, 1995.

Markets and Customers

            Through its Custom Video Duplication Division, the Company marketed its services to (i) multi-level marketing companies, (ii) companies which need production, duplication and post-production services in connection with producing a corporate or product profile video,  and
(iii) video production companies which need duplication of their video tapes. For years ended March 31, 1995 and 1994, the Company derived revenues from the Custom Duplication Division of approximately $1,000,000 and $3,600,000, respectively.

            On April 13, 1995, the Company's Board of Directors approved the spin-off of the Custom Duplication business to Central Video, a Mexican company. The Board believed that this spin off transaction was in the best interest of the Company since it could not compete effectively in the manufacturing and duplicating of video tapes. The Company's future focus is product development, acquisition and distribution of video related products to mass merchandisers and retailers. Pursuant to this transaction, Thomas Cheng, the Company's former president and the president of Central Video USA operation surrendered his employment contract and returned 146,654 shares of the Company's Preferred Stock back to the Company as treasury stock in exchange for equipment with a carrying value of approximately $170,000 being transferred from the Company and Mr. Cheng assuming all remaining obligations on these assets. Management believes that the terms of this transaction were comparable to those that could have been reached from sources unrelated to the Company. Mr. Cheng no longer desired to be an officer of the Company since the Company would no longer be in the custom duplicating business. Instead, Mr. Cheng would return his shares of preferred stock to the Company and devote his future efforts in a duplicating business.

            On May 8, 1995, the Company completed the sale of MultiMedia manufacturing and duplicating equipment and related assets to Central Video for $750,000. The Company did not sell program inventory, customer lists or accounts receivable. The consideration for the sale was $750,000 of future duplication services. The Company has guaranteed Central Video a minimum of $2,500,000 a year of production orders for a three year period and Central Video has agreed to provide a maximum of a $3,000,000 ninety (90) day credit line to the Company. Management believes this ninety (90) day credit line will be beneficial to the Company since in the industry there is a practice for extending credit for duplication services of sixty (60) days. The Company has agreed to pay Thomas Cheng a 3% commission on order placed with Central Video. The Company believes this transaction will enable the Company to concentrate its efforts and resources into product development, marketing and distribution and at the same time reduce certain overhead costs. The Company will utilize four contractors who specialize in video tape and CD-Rom manufacturing and duplication. The Company believes that these arrangements will enable the Company to meet its sales and distribution needs.

            The Company presently markets its Program Inventory to large retail chain outlets and provides each retail chain operator with brochures, advertising materials and literature describing and promoting the Company's Program Inventory. The Company's products are sold through approximately twenty five (25) national retail chains primarily in the Northeast, the South and on the East Coast. These outlets sell the Company's products to the general public at retail prices generally ranging from $2.99 to $9.99 per video cassette. For the years ended March 31, 1995 and 1994, the Company has derived revenues from its Program Inventory of approximately $12,100,000 and $9,600,000, respectively.

            The Company markets certain of its Programs on a nonguaranteed sales basis, net 30 to 60 days. Non-guaranteed sales entitle the Company to be paid by the retail outlet regardless of whether the Programs are ultimately sold to the general public and does not permit returns. The Company also has consignment arrangements with certain catalog companies to deliver tapes to their facilities pending their receipt of orders by customers. The Company only books sales after the catalog company delivers the actual funds from such sales.

            The Company's marketing strategy of distributing directly to retail chain outlets has allowed the Company to market its products at all consumer levels. In particular, the Company seeks to attract retail customers in department, drug, discount, electronic, music, toy and book stores as well as supermarkets and convenience stores. The Company has implemented a new sales method which seeks to improve the name recognition of the Company as a video company specializing in educational, children and film classic video titles. In addition, through its sales program, the Company sought to place increased focus on the promotion of sales to major mass merchandising which would increase the delivery of high volume orders. The Company seeks to have sales personnel at various locations to improve sales which were previously hampered by geographical differences.

            The Company believes the future will hold technological changes, alternative entertainment sources and distribution channels along with shifting customer preferences. The Company's plan to enter into different types of product distribution or different distribution is to acquire CD-Rom titles and introduce these titles in the 1996 CES Show. The Company also intends to be on line with the Internet and secure a World Wide Web site for its products in 1996. In addition, the Company plans to put together a Mail Order operation in 1996 to increase sales of new and existing products. These plans are to help the Company to handle the competitiveness in the entertainment marketplace.

Program Inventory

            The Company's Program Inventory consists of a total of 754 titles appealing to all age groups. The Programs include cartoons, horror films, science fiction, dramas, adventure stories, mysteries, musicals, comedies, fairy tale adaptations, educational programs, sports highlights, instructional and exercise programs. Public Domain Programs account for 60% and Licensed Programs account for 40% of the Company's Program Inventory.

            Motion Pictures in the Public Domain. The Company offers a total of 171 feature motion picture titles including many film classics, such as Life with Father, It's a Wonderful Life, and The Little Princess, which generally appeal to an adult audience. The Company also markets its own special collection of favorite performers "Festivals," including The Three Stooges, Shirley Temple, Bob Hope, Jack Benny and Milton Berle. The Company has recently added The Our Gang Comedy Festival and Sherlock Holmes Double Feature, as well as a science fiction category.

            Children's Programs - Licensed and/or in the Public Domain. The Company has 113 cartoon Programs all of which are in the Public Domain featuring such animated characters as Porky Pig, Bugs Bunny, Daffy Duck and Popeye, among others, and 21 cartoon Programs redubbed in Spanish. The Company also recently licensed an animated version of Beauty and the Beast. These Programs are generally 30 minutes in length and consist of a series of cartoons selected by the Company. The Company also markets 15 holiday children's features, including A Christmas Carol. The Company has recently released eighteen Fabulous Fables which it has licenses for such as Snow White, Cinderella, Robin Hood and Thumbelina.

            Educational Programs - Licensed. The Company has licenses to market a total of 118 educational videos which instruct preschoolers and school age children on topics such as learning numbers, telling time, simple mathematics, color identification and other practical skills. These include 12 Aesop's Fables. In addition, the Company has just introduced a new series of Adventures in Learning featuring such animated classics as Johnny Appleseed, Paul Revere's Ride and King Midas.

            Sports Programs - Licensed. The Company has licenses to market five sports videos Thrilling Moments in Basketball.

            Computer Software Learning Tutorial Programs - Licensed. The Company has licensed to market a total of 28 titles of computer tutorial videos including titles like Quicken for Windows, etc.

            The costs associated with "film masters and artworks" include the purchase cost of masters, initial fee for right to duplicate, shooting costs and developing costs. During the year ended March 31, 1995, the Company has acquired in excess of 129 new titles for a cost of $245,078.

            As of March 31, 1995, the Company valued its Film Masters and Artwork at $682,421. The Company's Film Masters and Artwork value decreased since March 31, 1995 by approximately $600,000 from March 31, 1994 resulting from amortization of $604,848 being recorded for the year ended March 31, 1995. The Company derives the value of its Film Masters and Artwork by determining the cost of these assets less the accumulated amortization. The Company believes that its Film Masters and Artwork is its most significant asset since the Company derives all of its revenues from their utilization.

Licensed Programs

            The licensed programs that the Company have acquired do contain limitations from the licensors regarding the customer base where the Company can distribute its products.

            Under its licensing agreement with Aims Media, Inc. ("Aims Media"), the Company may sell educational Programs produced by Aims Media to the home market but is limited in its distribution so as not to sell to schools, public libraries or government agencies. This license agreement expires on October 1, 1995 and is exclusive in the United States and "non-exclusive" in Canada. Pursuant to the terms of the licensing agreement, the Company pays Aims Media a fee based on both the length of the Programs and the cost of producing the master delivered to the Company. This fee is paid fifty (50%) percent upon selection of the Program and the balance upon receipt of the master. The Company credits this fee and production costs against a royalty fee payable to Aims Media equal to ten (10%) percent of gross revenues generated from the sale of the Licensed Programs. The Company obtained an extension of its Licensing
Agreement to October 1, 1997 and has acquired thirteen new titles for distribution such as The Life of Lou Gehrig, The Life of Louis Armstrong, The Life of Knute Rockne, plus two all star sports videos featuring Babe Ruth, Jackie Robinson and Joe Louis. The Company has also just released four Music Video Programs starring such internationally known artists as Victor Borge, Nat King Cole, Count Basie and Spike Jones.

            The Company has entered into a perpetual license agreement with Imageway, Inc. ("Imageway") dated February 10, 1990 to market twelve (12) Aesop's Fables films on an exclusive basis throughout the United States. The Agreement provides for payment of $44,100 to be paid in installments upon performance of obligations of Imageway.


     The Company is also committed to meet the increasing demand for Spanish language video programs. In furtherance of that goal, the Company has obtained an exclusive right to produce and distribute the Spanish language versions of certain action adventure films, including Wanted Dead or Alive, starring Rutger Hauer, Death Before Dishonor, starring Fred Dryer and Black Moon Rising, starring Tommy Lee Jones. A second licensing agreement gives the Company exclusive video and distribution rights to Spanish Language Classic Films featuring international stars such as Cantinflas, Pedro Infante and Maria Felix.

            The Company has also expanded its foothold in the Spanish language music video segment of the industry by entering into a license agreement with Producciones Tulum, Inc. on November 8, 1991 which gives the Company exclusive video and distribution rights to nine music videos featuring international artists Juan Gabriel,

Roberto Carlos and XUXA.

            The various licensing agreements provide for an advance payments ranging from $1,500 to $15,000 and subsequent royalty payments based upon either a per video sold fee or a percentage of wholesale price fee. As of March 31, 1995, the Company expended $481,080 on the various licensing agreements.

Operations and Production

            The Company continuously seeks to expand its Program inventory by identifying titles which appeal to children and those which include popular performers, characters or themes. The Company also identifies videos which are classic films, are educational or instructional videos or which have been requested by distributors. The Company enters into a licensing agreement with respect to those Programs that are subject to copyright protection or obtains documentation confirming public domain status from various unaffiliated Program suppliers. Tapes are produced, duplicated and warehoused through the Company's California Subsidiary which has all the video and manufacturing equipment necessary to produce, manufacture and distribute the tapes.

            The Company's video duplication equipment is presently "state of the art" quality, and the Company seeks to improve and update its packaging equipment.

Raw Materials

            The Company imports certain of the raw materials for its products. Accordingly, the Company is vulnerable to the possibility of stoppage, delays or interruptions of supplies due to foreign conditions, such as shipping delays, acts of war, political instability or restrictions on foreign trade over which the Company has no control. The Company's operations have not previously been affected by foreign or political unrest.

Competition

            Both the Company and the California Subsidiary compete with many other companies which are better established, have broader public and industry recognition, have financial resources substantially greater than those of the Company and the California Subsidiary, and have more extensive manufacturing and distribution facilities than those which now or in the foreseeable future will become available to the Company and the California Subsidiary. The Company competes with all distributors of video tapes, including the major film studios and independent production companies. The Company's California Subsidiary competes with many custom duplication companies, including Cassette Duplicating Co., Celebrity Duplicating and VCA Technicolor. In order to more effectively compete in the marketplace the Company has implemented better quality control procedures to ensure its standard quality and thus reduce the manufacturing defective rate. A cost reduction plan has also been established to reduce its raw material cost in order to be more competitive in price. The Company continues its efforts to acquire and license and better quality titles and thus improve the performance of the Company's products in retail stores. The Company, has acquired a series of computer software learning videos and a series of animal related tapes to further provide products with strength to penetrate additional markets. The Company also intends to acquire CD-ROM titles and introduce these titles in the 1996 CES Show.

Bank Credit Facility

            The Company had a receivables and asset-based line of credit of up to $4,300,000 with General Bank through the California Subsidiary. Approximately $1,600,000 was outstanding at March 31, 1995 collateralized by the Company's $600,000 certificate of deposit.

However, as of March 31, 1995, the Company had not been granted an extension beyond the due date of February 28, 1995, and the Company was not in compliance with various financial requirements under the line of credit. In May 1995, the Company reacted an agreement with the bank to pledge $1,300,000 of sales invoices to offset the remaining bank liability. As of July 19, 1995, there is no balance owed to General Bank.

American Top Real Estate, Inc. ("ATRE")

            ATRE was formed in March 1989 for the purposes of acquiring, owning and holding real property for commercial development. ATRE does not engage in any other business operations. Since its organization, ATRE has acquired two (2) parcels of land as hereinafter described ("Parcel 1" and "Parcel 2," respectively). ATRE is owned fifty percent (50%) by the California Subsidiary and twenty five percent (25%) by each of Mr. Steven Chen and Mr. Henry Kuo. Mr. Chen and Mr. Kuo are not related or affiliated with the Company or the California Subsidiary. The Company has a balance due from ATRE in the amount of $1,110,656 on March 31, 1995 (exclusive of an initial $50,000 investment. In May 1995, ATRE entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December 1995.

            Parcel 1 consists of 22 acres of undeveloped land in Clark County in the State of Washington (83rd Street and I-205) and is owned seventy percent (70%) by ATRE and thirty percent (30%) by unrelated third parties. Parcel 1 was purchased for $1,280,086 in 1989, of which $720,477 has been paid as of March 31, 1995 and a balance of $559,609 remains outstanding. Over the last five years the Company has contributed 50% of the $720,477 or $360,238 for Parcel I and the remaining 50% was contributed by four private investors. The Company has guaranteed up to $325,396 on the outstanding balance and two of the other investors are obligated for the balance. The outstanding balance owed to the unrelated sellers of Parcel 1 is evidenced by promissory notes bearing interest at the approximate average annual rate of 9.5%. The promissory notes are secured by Parcel 1 and have terms expiring in 1995 and 1996.

            Parcel 2 consists of 6 1/2 acres of undeveloped property also in the County of Clark, State of Washington. Parcel 2 is owned twenty five percent (25%) by ATRE, twenty-five percent (25%) by Addie Soo and fifty percent (50%) by One Pacific Corp. Ms. Soo and One Pacific Corp. are unaffiliated with the Company. The property was purchased for a total of approximately $729,000 in 1989 of which $568,551 of the principal has been paid as of March 31, 1995 and $162,030 remains outstanding. ATRE is obligated for $65,415 on the outstanding balance of which the Company has guaranteed payment of $65,415. The outstanding balance owed to the unrelated sellers of Parcel 2 is evidenced by promissory note bearing interest at the approximate average annual rate of 9.5%. The promissory note is secured by Parcel 2 and has terms which expired April 1, 1995.

            The Promissory Note maturity dates and original land owners are as follows:

            (a)                           Kasma
$121,445.43 04/01/96
            Parcel 1
            (b)                           Swanson
$120,000.00 12/31/95
            Parcel 1
            (c)                           Knable
$204,000.00 04/01/96
            Parcel 1
            (d)                           Fisher                         $
53,316.00   01/01/96                                                   Parcel
1
            (e)                           Dewey                            $

65,414.57   04/01/95                                                    Parcel
2

            Upon the sale or development of the land, the proceeds will be repaid to all the lenders that loaned ATRE money for land acquisition costs and advances based on their ownership percentage. The remaining balance will be distributed among all the shareholders of ATRE based on their ownership percentage.

            The partnership agreement requires that all partners contribute capital or loans according to the shareholders' percentages required by ATRE whenever they are due either for land acquisition, principal, interest, property taxes or other expenses. As of March 31, 1995, Mr. Kuo has contributed a balance of $396,394.48, Mr. Chen has contributed $379,574.53 and DEC is owed
$1,168,019.00, including accrued interest. The source of the Company's contributions have been primarily from the financing activities of the Company.

            Presently, the 22 acres of land, located at I-205 & 83rd Street, Vancouver, Washington, have a completed design by an Architecture firm to sub-divide the land into 25 parcels for commercial buildings for development. The sales brochure is completed in both English and Chinese. This will provide the conceptual idea in order to sell to an Investor/developer to purchase the property outright and develop it. The plan is to sell the property in the next 12 months to recover investment and realize a profit for DEC. On the second parcel of 6.5 acres, the Company has asked a Real Estate Brokerage firm to handle the sale. Presently, a major Hotel operator has shown an interest in this property. The Pacific N.W. region's economy is better than Southern California and therefore the Company believes it has an opportunity to sell this land within the next 12 months. On January 19, 1994, ATRE entered into an agreement to sell Parcel 1 for $4,400,000 to a non-affiliate. In August of 1994, this agreement was canceled due to the final user's request for a two year delay. ATRE will now market this land on a sub-division concept and believes this can be completed and approved by the authorities in 1995. The Company believes that the sales of the ATRE parcels will be accomplished in 1996 and 50% of the proceeds will be utilized to repay the Company in 1996 based upon the Company's percentage of investment of 50%. The Company intends to use the funds it receives from the consummation of the sale to improve the Company's cash flow for use in the Company's operations.

Employees

            As of March 31, 1995, the Company employed 114 people, 4 executives; 93 in manufacturing and warehousing and related activities; and 17 in administration, sales and related activities. During the peak season the Company has employed an additional 80 individuals in the manufacturing operations to help with the surge for Christmas sales orders. The Company reduces its manufacturing force after the peak season to improve the profitability of the operations when sales orders decline. Neither the Company's or the California Subsidiary's employees are unionized. Management believes that it has good working relations with its employees.

Item 2.     PROPERTIES

            The Company leases 41,500 square feet of space at 1395 Manassero Street, Anaheim, California from a non-affiliated party at a monthly rent of $14,108.85. Pursuant to an amendment to the lease, the Company agreed to extend the lease until July 31, 1996 subject to a five (5%) percent annual increase commencing at the end of the current term. The Company subleases the facility to Central Video for the remainder of the lease terms. The Company previously used the facility as its headquarters. After completing the transaction with Central Video, the Company has moved its headquarters to its previous Custom Duplicating Division office located at 3961 E. Miraloma Avenue, Anaheim, California 92806 until the end of the lease or when Central

Video deems necessary to move, whichever is earlier.

            The Company leases 5,805 square feet at 3961 Miraloma Avenue, Anaheim, California from a non-affiliated party for a monthly rent of $3,250, terminating in January 31, 1996.

            The Company leases 1,200 square feet at 4400 Route 9 South, Freehold, New Jersey from a non-affiliated party for a monthly rent of $1,600 for the purpose of marketing and sales of the video tape products for its Multi-Media Division. The lease expires in May 1997.


            On June 27, 1995, the Company entered into a new lease with an non-affiliated party for additional warehouse space for a monthly rental of $3,637, for six months.

            The Company leased one (1) retail office in California from a non-affiliated party which carried an annual rent obligation of $31,962 per year. The lease was terminated in January 1993.

            The Company believes that it has sufficient space for operations for the next twelve months.

Item 3.     LEGAL PROCEEDINGS

            Curtis Saj, individually and as Parent and Natural Guardian of Melissa Saj, An Infant v. Trans-Atlantic Video, Inc., Revco D.S., Inc., and Odd Lot Trading, Inc. (Supreme Court of New York, County of Montgomery, Index No. 91-43). This action was commenced on December 12, 1990. This case is a products liability case wherein the plaintiffs allege that they purchased a children's videotape which contained pornographic material. Plaintiffs seek $5 million in damages. Discovery is presently being conducted. The Company intends to file a motion seeking to eliminate certain of the tort claims which do not have a legal basis; and (2) to implead a third party who may have been responsible for placing the pornographic material onto the videotape.

            PPX Enterprises, Inc. v. Trans-Atlantic Corp. and Diamond Entertainment Corp., (United States District Court, Southern District of New York, Civil Action No. 92 Civ. 1749). In this action commenced on March 11, 1992 the plaintiff alleges that it is the owner of various copyrights for dramatic and musical compositions of a number of children's stories including Rapunzel, Sleeping Beauty and Alice in Wonderland and that the defendants infringed upon plaintiff's copyrights. The complaint demands monetary damages flowing from the alleged copyright infringement, an award of statutory damages, a preliminary and permanent injunction enjoining the defendants from any further distribution of the alleged infringing materials and legal fees. The Company has answered the complaint and denied many of the allegations and asserted a number of affirmative defenses to the action. The litigation was settled for $99,000.00

            Vaughn Communications, Inc. v. Diamond Entertainment
Corporation and American Business Enterprises Corporate Publications,
Inc. ("ABC"), (Minnesota State Court, County of Hennepin).  In a
complaint dated August 8, 1992, plaintiff seeks damages in an unspecified amount in excess of $50,000 and an injunction against defendant with respect to a certain videotape.  The complaint alleges four causes of action against the Company, including allegations that the Company is in possession of a master videotape which plaintiff alleges it had exclusive rights to duplicate, that the Company has interfered with plaintiff's contract for video duplication services and that the Company has engaged in unfair competition.  The Company believes that there are substantial and viable defenses and
counterclaims against plaintiff, and has answered the complaint.  On
April 15, 1994, the Company entered into a settlement agreement with
American Business Enterprise Corporate Publications, Inc. ("ABC").
The Company paid ABC an amount of $9,000.  In June 1994, the Company entered into a settlement agreement with Vaughn Communications Inc. for $85,000. The Company was responsible for payment of $42,500 to the plaintiff, the balance
of   $42,500  is  to  be  paid  by  another   unaffiliated   defendant,   NuSkin
International, Inc.

            Marshalls, Inc. v. Transatlantic Video, Inc. (Massachusetts Superior Court, Civ. Action No. 94-7329) This action was commenced on December 19, 1994 by Marshalls, Inc. ("Plaintiff") against the Company. Plaintiff alleges breach of contract by the Company
Marshalls, Inc. ("Plaintiff") returned video tapes to Transatlantic Video, Inc. for which Marshalls did not receive a refund. The Company and Marshalls have been engaged in discussions to settle this matter, however, Marshalls has not provided the Company with any documentation that supports its claim for a refund. It is the Company's belief that the Plaintiff was given credit or replacement merchandise for any returned merchandise. Plaintiff is seeking $42,350.30, treble damages, attorney's fees and costs. No discovery has been taken in this case by either party.

            Michael Agee Productions and Michael Lee Agee v. A.T.I. Mark V, Inc. and its successor in interest, Diamond Entertainment Corporation. (California Superior Court, Index No. 735099) In this action, commenced on August 31, 1994, the Plaintiff alleges breach of contract and fraud. The complaint seeks compensatory damages according to proof plus interest, the value of converted property plus interest, attorneys fees, costs and such other relief as the court deems appropriate. The Company has filed and answer denying Plaintiff's allegations and a cross-compliant alleging breach of contract, fraud, deceit and negligent representation. The Company believed that the Plaintiff had received all monies to which they are entitled and that the lawsuit is without merit. On May 3, 1995, Plaintiff Michael Lee Agee filed a voluntary petition for bankruptcy and the court was notified that Plaintiff's counsel that the civil action was stayed. Mr. Agee represented himself in the bankruptcy. On May 26, 1995, the bankruptcy court dismissed the bankruptcy petition because Plaintiff has failed to file certain required schedules. On June 16, 1995, the notice of stay in the civil action was considered moot by the Court and the Court set a trial date. The Company has attempted to take some discovery, however, Plaintiff has not cooperated. A trial date was originally scheduled for November 20, 1995, and prior thereto the parties reached a verbal agreement to settle the case. The settlement provided for no payment by the Company and the dismissal of the complaint and cross-complaint. On September 19, 1995, plaintiff filed a notice of settlment with the court which caused the postponment of the trial date. The plaintiff has refused to sign a settlement agreement to date and the trial date has been rescheduled to April 15, 1996.

            The Company does not believe that an adverse decision in any one lawsuit would have a material adverse impact on the Company however, the aggregate affect of an adverse decision in a majority of the lawsuits outstanding could have a material adverse impact on the Company.

Item 4.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
                                          None.

                                     PART II

Item 5.     MARKET FOR REGISTRANT'S COMMON
                                          EQUITY AND RELATED STOCKHOLDER
MATTERS.

            The Common Stock of the Company is traded in the over-the-counter market and was quoted on the NASDAQ system until it was delisted on August 16,1994. The high and low bid quotations for the Common Stock for each quarterly period of the Company's last two fiscal years are listed below. There is no public trading market for the Units or the Class B Warrants contained therein, offered pursuant to this Prospectus, or the Preferred Stock.

                    Common Stock
                    High    Low

1991
   1st quarter        1/2   1 3/8
   2nd quarter      1 3/8     1/8
   3rd quarter        1/8     3/4
   4th quarter        3/4     3/8

1992
   1st quarter      1         1/4
   2nd quarter      13/16     1/2
   3rd quarter      13/16     1/2
   4th quarter      23/32     9/32

1993
   1st quarter      11/32     7/32
   2nd quarter      13/32     5/32
   3rd quarter      4 3/8     1 1/8
   4th quart  2 1/4                       7/8

1994
   1st quart 7/8                           5/8
   2nd quart5/8                            1/4
   3rd quart5/16                           1/10
   4th quart11/16                          1/4

1995
   1st quart1/4                          1/8
   2nd quart1/8                         1/10


            The quotations set forth in the table above reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

            On July 19, 1995 the closing "bid" price of the Common Stock was $.08 and the closing "asked" price was $.15.

            As of July 19, 1995, there were approximately 960 holders of record of the Company's Common Stock.

Item 8.     FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            See Financial Statements following Item 14 of this Annual Report on Form 10-K.

 Item 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS OR ACCOUNTING AND FINANCIAL DISCLOSURE

            None.

                                    PART III

Item 10.    DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

            The directors and executive officers of the Company are listed below, followed by a brief description of their business experience during the past five years.


Name
                                          Age
              Position

James K.T. Lu
            48
Chairman of The Board;


            Chief Executive Officer;


            Secretary and Director

Thomas Cheng
            52                                                             Vice
Chairman of the Board;


            President and Director

Stanley Shih
            47                                                             Chief
Financial Officer


            and Treasurer

Jeffrey I. Schillen                                                        49
                                          Executive Vice President Sales


            and Marketing and Director

Louis Chase
            48                                                           Senior
Vice President and Chief

                                          Operating Officer and Director

Sam H.M. Chang
            52
Director

Murray T. Scott                                                            73
                                          Director


            In November, 1993, Jeffrey I. Schillen and Louis Chase were appointed by the Board, in accordance with the By-Laws of the Company, as Class 1 directors. In addition, the Board voted to increase the size of the Board of Directors to seven (7), in accordance with the

By-Laws of the Company, and appointed Sam Chang as a Class 1 director and Murray Scott as a Class 2 director. All directors hold office for terms of three (3) years and until the next annual meeting of stockholders scheduled to vote on such class of Directors and the election and qualification of their respective successors. Directors receive no compensation for serving on the Board, except for reimbursement of reasonable expenses incurred in attending meetings. Officers are elected annually by the Board of Directors and, subject to existing employment agreements, serve at the discretion of the Board.

            Under the certificate of incorporation of the Company ("Certificate of Incorporation"), the Board of Directors of the Company is divided into three
(3) classes, with each class to be elected by the shareholders every three years. The Company's Board presently consists of six (6) directors: three (3) Class 1 directors whose terms expire in 1995, two (2) Class 2 directors whose terms expire in 1994 and one (1) Class 3 directors whose terms expire in 1996.

Background of Executive Officers and Directors

            Stanley Shih (Chief Financial Officer). Mr. Shih was appointed Chief Financial Officer of the Company in April 1995. Since January 1994, Mr. Shih has been Controller of the Company. From 1981 to the time he joined the Company, he was a Senior Financial Auditor for Transamerica Financial Corporation. From 1970 to 1976, Mr. Shih was a loan officer in the Land Bank of Taiwan. Mr. Shih graduated with a BS from the National Taiwan University. From 1977 to 1979, Mr. Shih attended Eastern Michigan University obtaining a graduate degree in accounting. Mr. Shih is a certified public accountant in California.

            Jeffrey I. Schillen (Class 1 Director). Mr. Schillen is Executive Vice President of Sales and Marketing of the Company and has been a Director of the Company since inception in April of 1986. Prior to the Acquisition, Mr. Schillen was the President and Treasurer of the Company since April 1986. From May 1984 to April 1986, Mr. Schillen was President and Chief Operating Officer of Music Corner Inc., a retail record, tape and video chain which he co-founded. From 1974 to April 1984, Mr. Schillen founded and served as Vice President in charge of purchasing, store openings and acquisitions of Platter Puss Records, Inc., a retail record, tape and video chain.

            Louis Chase (Class 1 Director). Until being appointed as Senior Vice President and Chief Operating Officer, Mr. Chase has served as Vice President of Operations and Production and Chief Financial Officer of the Company since March 1, 1989. For the prior five years, Mr. Chase was the sole owner of National Media, Inc. ("NMI"), a video tape duplication company. From December 1984 to November 24, 1985, Mr. Chase was Comptroller of Adele Industries, Inc. ("Adele"). On November 24, 1985 Adele ceased operations and its creditors filed a petition in bankruptcy under Chapter 7 with the United States Bankruptcy Court for the District of New Jersey. Mr. Chase was awarded his B.S. degree by Pace University in 1974.

            Sam Hsiung Ming Chang (Class 1 Director). Mr. Chang was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven (7) members. Mr. Chang has been the general manager of Jiung Hwa Enterprises, a video winder manufacturer located in Taipel, Taiwan, since 1973.

            James Lu (Class 2 Director). Mr. Lu has been a director of the Company and Chairman of the Board of Directors since February 28, 1989. Mr. Lu was elected as Chairman of the Board, Chief Executive Officer and Secretary of the Company as of March 1, 1990. In July 1991, Mr. Lu was appointed to the additional position of President.
In order to involve other executives in the management of the Company, Mr. Lu resigned in September 1991 as President and Chief Operating Officer and Mr. Cheng was appointed to such positions. Mr. Lu was President and Chief Executive Officer of the California Subsidiary from 1985 to 1990. Mr. Lu received his B.S.I.E. degree from Chung
Yuen University Taiwan in 1969, his M.S.I.E. degree from the Illinois Institute of Technology in 1972 and a Masters of Business Administration (M.B.A.) from California State University in 1981.

            Murray T. Scott (Class 2 Director). Mr. Scott was appointed as a director by the Board of Directors in November 1993 when the Board was increased to seven (7) members. Mr. Scott has been the President and Chief Executive Officer of Gregg's Furniture, a custom furniture building business in Victoria, Canada, since 1958. His involvement with Gregg's Furniture today is currently in a consulting and advisory capacity.

            Thomas Cheng (Class 3 Director). Mr. Cheng was the Company's Vice Chairman of the Board and President. In May, 1995, Mr. Cheng terminated his employment contract and surrendered 146,659 shares of the Preferred Stock to the Company's treasury as a result of the April 1995 sale of the custom duplication division. Mr. Cheng was appointed President and Chief Operating Officer of the Company in September 1991 in order to assist Mr. Lu in the management of the Company. In July 1991, Mr. Cheng was elected as a Director and appointed Vice President of the Company. Prior to the acquisition of the Company's California Subsidiary (the "Acquisition"), and since 1982, Mr. Cheng has been Vice-President of Operations for the California Subsidiary's duplication division. He earned his Bachelors Degree in Industrial Engineering from Melbourne University in Melbourne Australia in 1968 and received his Masters of Business Administration from Pepperdine University in 1978.

            The Company has no standing audit, nominating or compensation committee, or committees performing similar functions except with respect to the Company's stock option plan. See "RESTRICTED STOCK PLAN." During the year ended March 31, 1995, the Company held four (4) Board meetings. No director attended less than 75% of such meetings. No director of the Company has resigned or declined to stand for re-election due to a disagreement on any matter relating to the Company's operations, policies or practices.

Executive Compensation

                           SUMMARY COMPENSATION TABLE


                      Annual Compensation                Long-Term Compensation

                                                   Awards                Payouts

            (a)                            (b)                      (c)     (d)
                 (e)                         (f)                          (g)
                                          (h)                              (i)


            Other                         Restricted     Securities


            Annual                        Stock                                  Underlying
            LTIP                          All Other
Name and Principal Position               Year                             Salary   Bonus
            Compensation                  Award                                  Options/SARs
            Payouts  Compensation

James Lu                1994  $185,7180        0         0           0          0     $37,988.98
 Chief Executive Officer1993   166,0000        0         0           0          0      42,495.59
                        1992   106,1670        0         0           0          0      27,260

Thomas Cheng            1994  $127,4120        0         0           0          0     $28,138.20
 President              1993   128,5000        0         0           0          0      34,172.58
                        1992    89,8330        0         0           0          0      30,648

Edward Winters          1994  $ 22,5000        0         0           0          0     $ 6,066.12
 Vice President         1993    90,0000        0         0           0          0      37,007.28
                        1992    73,5000        0         0           0          0      55,726

Jeffrey I. Schillen     1994  $113,5500        0         0           0          0     $26,340.04
 Executive Vice Presiden1993   106,5000        0         0           0          0      28,219.07
                        1992    73,5000        0         0           0          0      26,138

Louis Chase             1994  $113,5500        0         0           0          0     $29,846.58
 Senior Vice President  1993   106,5000        0         0           0          0      30,355.46
                        1992    73,5000        0         0           0          0      24,965
                                 ---

Employment Agreements

      Mr. Lu entered into an employment agreement with the Company for a period of ten (10) years commencing on January 1, 1991. Mr. Lu shall receive $150,000 per year, subject to annual adjustments. The Company also maintains two life insurance policies on Mr. Lu, both of which total $1,500,000 and name General Bank, the lender for the Company's line of credit, as beneficiary. Beginning June, 1992, the amount was reduced to an aggregate of $1,000,000. The Company also pays Mr. Lu's medical insurance premiums, and leasing and insurance payments for Mr. Lu's automobile, aggregating $15,752.81 per annum.

      The Company has employment agreements with both Jeffrey I. Schillen and Louis Chase expiring on December 31, 2000. Pursuant to the agreement, Mr. Schillen and Mr. Chase will each receive an annual salary of $90,000 and a discretionary bonus as determined by the Board of Directors which may not exceed 2% of the Company's annual pre-tax income from operations. In addition, the Company maintains a $1,000,000 life insurance policy for the benefit of Mr. Schillen's designated beneficiary.

      The Company entered into an employment agreement with Lewis Wilson for a term of three (3) years commencing August 1, 1992, subject to extensions. Under this Agreement, Mr. Wilson serves as a Vice-President of the Company and head of the Company's Custom

Video Duplication Division, and will receive a salary of $84,000, plus sales commissions and over-rides based upon sales volume. The employment agreement further provides that Mr. Wilson shall be granted stock options to acquire a maximum of 500,000 shares of the Company's Common Stock, based upon the volume of personal sales by Mr. Lewis during a five-year period commencing August 1992. Mr.
Wilson resigned his position in January 1993.

      None of the employment agreements which the Company have with any of the executives, indicated above, provides for any specific compensation to such individuals should their respective employment agreements be terminated prior to expiration of the term of such agreements.


Restricted Stock Plan

      On May 25, 1989, the Company's directors and stockholders approved the Company's 1989 restricted stock plan (the "Restricted Plan") authorizing the granting of shares of Common Stock. Pursuant to the Restricted Plan, up to 100,000 shares of Common Stock subject to certain restrictions, (the "Restricted Shares") could be granted to officers and other key employees of the Company until May 2, 1994. The Board of Directors is responsible for determining the individual who will be granted Restricted Shares, the consideration, if any, to be paid by the grantee, and the terms and conditions of the Restricted Shares. The terms and conditions of each grant of Restricted Shares need not be identical to previous grants. No officer who serves as a director will participate in the granting of Restricted Shares to himself.

      On May 25, 1989, the Board of Directors granted a total of 85,000 Restricted Shares to certain officers of the Company. The foregoing Restricted Shares are not transferable unless certain financial performance goals of the Company are met. Such goals have been set based upon after-tax income of $350,000 for fiscal 1989; $600,000 for fiscal 1990 and $1,000,000 for fiscal
1991. In the event such income levels are not met in any year, one-third of each of the grantee's Restricted Shares will be forfeited and returned to the Company. The Company did not meet any of the financial performance goals. Accordingly, all of the Restricted Shares have been forfeited as a result of the Company's failure to meet the performance goals for fiscal 1989, 1990 and 1991, respectively.

Stock Options

      On October 12, 1988, the Company's directors and stockholders approved the Company's 1988 Stock Option Plan (the "Option Plan") authorizing the granting of incentive options and non-qualified options. The incentive options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. Pursuant to the Option Plan, options to purchase up to 10,000 shares of Common Stock may be granted to officers, directors and key employees of the Company. The Stock Option Committee, consisting of Messrs. Lu and Schillen, is responsible for determining the individuals who will be granted options, the number of shares to be subject to each option, the option price per share, and the exercise period of each option. The option price will not be less than the fair market value of the Company's Common Stock on the date the option is granted. Options may be exercised by payment of cash. No option will have a term in excess of ten years.

      As to any stockholder who owns 10% or more of the Company's Common Stock, the option price per share of an incentive option will be no less than 110% of the fair market value of the Company's Common Stock on the date the incentive options are granted and such options shall not have a term in excess of five years. No stock options have been granted to date.

Item 12.   SECURITY OWNERSHIP OF CERTAIN
           BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information as of July 11, 1995, with respect to the beneficial ownership of the outstanding shares of the Company's Preferred Stock and Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares, each of the directors and all directors and executive officers as a group. See "DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT." Unless otherwise indicated below, such individuals have the sole power to control the vote and dispose of such shares of capital stock.


                                   Percentage
                                                                       Shares of   (%) of
                              Shares     Percentage                                Common Stock Common Stock
                              of         (%) of            Shares      Assuming    Assuming
                              Common             Total                 of          Conversion ofConversion
                              Stock      Common            Preferred   Preferred   of Preferred
Name                          Owned              Stock                 Stock(8)    Stock        Stock (8)
- ----                          ------             ----------            ---------   ----------------------


Louis Chase (1)(5)(6)...             10,000                0.07%                    30,769 60,000      0.44%
c/o Diamond Entertainment
  Corporation
920 Route 33 East
Freehold, NJ  07728

Sam H. M. Chang (6).....              -0-        -0-                    75,752      147,716      1.08%
c/o Diamond Entertainment
  Corporation
1395 Manassero Street
Anaheim, CA  92807

Thomas K. Cheng .........       -0-      -0-                 -0-            -0-     -0-%
c/o Diamond Entertainment
  Corporation
1395 Manassero Street
Anaheim, CA  92807

James K.T. Lu (2)(6)....              8,212,785  59.97%                209,287        408,110   2.98%
c/o Diamond Entertainment
  Corporation
1395 Manassero Street
Anaheim, CA  92807

Jeffrey I. Schillen
  (3)(4)(6).............         20,750  0.15%              36,282         70,750   0.52%
c/o Diamond Entertainment
  Corporation
920 Route 33 East
Freehold, NJ  07728

Murray Scott (6)........              -0-        -0-                    75,796        147,802    1.08%
c/o Diamond Entertainment
  Corporation
1395 Manassero Street
Anaheim, CA  92807

Pacesetter Int'l Co.....            2,538,446    18.84%                  -0-           -0- -0-

All directors and
 officers as a group
 (6 persons)............               8,243,535 60.19%                427,886       839,3786.10%


(1)   Mr. Chase is a Senior Vice President of the Company.

(2) Mr. Lu is the Chief Executive Officer; Secretary and Director of the Company.

(3) Mr. Schillen may be deemed a "parent" or "promoter" of the Company as such terms are defined in the Securities Act of 1933, as amended, by virtue of being a founder and a Senior Executive Vice President of the Company.

(4) Includes 8,710 shares of Common Stock issued pursuant to the Restricted Stock Plan which shares are to be returned in accordance with the terms of the Restricted Stock Plan.

(5) Includes 4,198 shares of Common Stock issued pursuant to the Restricted Stock Plan which shares are to be returned in accordance with the terms of the Restricted Stock Plan.

(6) The Preferred Stock entitles the holder to 1.95 votes for each share owned and each share may be converted into 1.95 shares of Common Stock.

      On March 31, 1990, in consideration for the issuance of 60,000 shares of capital stock of the California Subsidiary, certain individuals including Messrs. Lu, Cheng and Winters issued unsecured promissory notes to the California Subsidiary for $1,380,000. The promissory notes provided interest at the annual rate of 9% and were due March 31, 1995. Pursuant to such transaction, the following individuals issued promissory notes to the California Subsidiary:
James Lu - $529,000; Thomas Cheng - $368,000; Edward Winters, Sam Chang and Murray Scott - $160,000 each. In connection with the Acquisition, the 60,000 shares of the California Subsidiary capital stock were exchanged for an aggregate of 1,000,000 shares of the Company's Preferred Stock. On March 31, 1994, the Company canceled the promissory notes which had an aggregate principal balance of $865,836 and recorded compensation expense of $865,836. In December 1994 this election was revoked and the shares were recalculated at a reduced price.




Item 13.    CERTAIN TRANSACTIONS

      On March 31, 1990, in consideration for the issuance of 60,000 shares of common stock of the California Subsidiary, certain individuals including Messrs. Lu, Cheng and Winters issued unsecured promissory notes to the California Subsidiary for $1,380,000. The promissory notes carried interest at the annual rate of 9% and are due March 31, 1995. Pursuant to such transaction, the following individuals issued promissory notes to the California Subsidiary:
James Lu, who is Chairman,  Chief Executive Officer and Secretary of the Company
- - $529,000; Thomas Cheng who is President and Director of the Company - $368,000; Edward Winters who is a Vice President and Director of the Company; Sam Chang and Murray Scott - $161,000 each. On March 31, 1994, the Company canceled the promissory notes with an aggregate principal balance of $865,836 and recorded compensation expense for the same amount. On December 20, 1994, the Board of Directors revoked its

June 23, 1994 election to forgive the receivable and reduced the price on the unpaid shares of stock to $.125 per share. In March, 1995, the Company forgave the accrued interest receivable of $274,115 on the stock subscription receivable.

      On July 15, 1991 as a part of a business combination with Trans-Atlantic Video, Inc., the Company issued 1,000,000 shares of voting preferred stock which were convertible into 1,950,000 shares of voting common stock.

      The Company has advanced approximately $1,200,000 to ATRE in order to enable American Top Real Estate to meet the obligations and thereby protecting the Company's 50% owned investment. The Company paid $50,000 for a 50% interest in ATRE. This investment is accounted for on the equity method. The investee has not incurred any significant earnings or losses to date, therefore, this investment does not reflect any adjustments for earning and losses. On January 19, 1994, ATRE entered into an amended agreement to sell a parcel of land for $4,400,000. ATRE has a 70% interest in his land. In August of 1994, the escrow agreement for $4,400,000 was canceled on this contract due to the final user's request for a two year delay. ATRE declined to accommodate this request.

      The Company at December 31, 1993 set up an allowance and incurred a bad debt expense for the receivable from the Estate of Julius Cohen of $342,674. The Company reached a settlement in this matter and collected $65,000 in May of 1994.

      The Company has loaned money to its officers in the form of note receivable totaling $358,149 and $338,566 at an annual interest rate of 10% for the years ended March 31, 1995 and 1994, respectively. Interest income for the periods presented are $31,231, $25,754 and $15,997, respectively. However, in 1995, the Company deemed it necessary to provide an allowance of $358,149 based upon facts and circumstances at that time.

      The Company has outstanding loans receivable from the following officers and directors at March 31, 1995, Thomas Cheng, Jeffrey Schillen and Louis Chase in the aggregate amount of $358,149. The loans are due in September 1995 and interest was forgiven in 1995.

      As of March 31, 1995 the Company is indebted to James Lu, the Chairman of the Board and Chief Executive Officer in the sum of $40,537 result of loans made by Mr. Lu to the Company in order to provide the Company with additional operating funds. The loans to Mr. Lu are due July 1, 1995 or upon the successful completion of a public offering and bear interest at a rate of ten (10%) percent.

      On May 6, 1992, the Company borrowed $150,000 from the former Underwriter due November 30, 1993 with annual interest of 10%. The note stipulated that the former Underwriter would receive prepayment of this note should the Company realize net cumulative proceeds of $1,000,000 or more from any public of private financing. As additional consideration, the former Underwriter received a Common Stock Purchase Warrant for 7,500 shares of Common Stock, exercisable at a price of $15 per share for a term of three (3) years.

      On May 20, 1992 and May 27, 1992, an aggregate of $100,000 was borrowed from the former Underwriter due November 30, 1993 with annual interest of 10%. In addition, on June 2, 9 and 15, 1992, an aggregate of $150,000 was borrowed from the former Underwriter due November 30, 1993 with annual interest of 10%. As additional consideration for the May 20 and 27 and June 2, 9 and 15, 1992 loans, the former Underwriter received a Common Stock Purchase Warrant for an additional 12,500 shares of Common Stock, exercisable at a price of $15 per share for a term of three (3) years. On June 29, 1992 and July 9, 1992, an aggregate of $110,000 was borrowed from the former Underwriter, consequently, the former Underwriter was issued a new note for the entire amount of $510,000, canceling the previous notes issued on May 6, May 20, May 27, June 2, June 9 and June 15, 1992. In October 1993, the Company was granted an extension of the total indebtedness until April 1, 1995. Interest rate for the entire note is still ten percent (10%). As additional consideration for the June 29 and July 9, 1992 loans, the former Underwriter received a Common Stock Purchase Warrant for an additional 5,500 shares of Common Stock exercisable at a price of $15 per share for a term of three (3) years.

      On August 28, 1992, the former Underwriter voluntarily surrendered to the Company 55,500 Warrants to purchase 55,500 shares of Common Stock which it had received in connection with its loans in 1990, 1991 and 1992.

      On August 12, 1992, the Company obtained two (2) lines of credit from an unaffiliated third party in the amounts of $406,900 and $798,135, respectively, at twelve (12%) percent interest, to be utilized by the Company for general operating purposes and for raw materials and labor in connection with fifteen
(15) specified projects. The $406,900 line of credit will terminate on April 1, 1995, or upon the successful completion of this Offering, whichever is earlier and is collateralized by a security interest (subordinate to that of General
Bank) in (i) the Company's shares of ATRE and (ii) certain accounts, inventory, receivables and equipment. The $798,135 line of credit which as of March 31, 1994 had a balance of $345,142, is payable on April 1, 1995 or upon the successful completion of a public offering whichever is earlier and is collateralized by (i) a first security interest in certain accounts, inventory and equipment in connection with the 15 specified projects and (ii) a security interest in the Company's shares of ATRE (subordinate to the security interest of General Bank). In connection with the lines of credit, the Company issued Warrants to purchase up to 25,000 shares of Common Stock, for a period of five
(5) years, at a price of $30.00 per share. As of March 31, 1995 the aggregate balance under these two lines was $812,455 and in May of 1995 this obligation was assigned to the Company's Chief Executive Officer. In July of 1995 this obligation was converted into equity.


      On November 6, 1992, the Company obtained a revolving line-of-credit from an unaffiliated third party of up to a maximum of $600,000. This loan is made in amounts which are equal to 70% of the pledged invoice's amount and it is secured by (i) a first security interest in certain accounts receivable from four specific customers and (ii) personally guaranteed by James Lu and Thomas Cheng both of whom are officers of the Company. The Company has committed to borrow a minimum of two million dollars ($2,000,000) from the Lender during the period of one (1) year. Repayment of 115% of the amount borrowed is to be made upon receipt of any payment of pledged invoices. The terms of the Line of Credit provided that in the event any scheduled payment is not made within 120 days of the date of indebtedness is incurred, the Company shall immediately repay the Lender the entire amount of advanced principal against pledged invoice, plus fifteen percent (15%) of such advances and interest at ten percent (10%) per annum on such advance calculated from the scheduled payment date. The Company repaid all its outstanding indebtedness under this line-of-credit in January 1994. As of March 31, 1995 the outstanding balance was $968,494.

      On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the face amount of the pledged invoices and is secured by (i) a first interest in certain accounts receivable from five specific customers and (ii) the personal guarantee by two of the officers of the Company. As of March 31, 1995 the Company owed $115,000 including an accrued loan fee of 7.25% from the pledged invoice amount. The interest rate is 18% per annum for any repayment not made within 90 days.

      Louis Chase, Senior Vice President and a Director of the Company is an owner of National Media, Inc. ("National Media"). On January 8,1990, the Company entered into a ten year agreement with National Media, whereby the Company agreed to manage all phases of National Media's production equipment. The Company has been paying National Media $88,032.36 annually for the use of all production equipment. In addition, on January 6, 1992, the Company signed an agreement with Sony Corp. of America to guarantee an equipment lease that Sony extended to National Media, Inc. In the event National Media Inc. fails to pay Sony, the Company will be responsible for the payments. The monthly lease payment was $8,285 and expired on December 31, 1993. For the year ended March 31, 1994, the Company has paid $99,420 to Sony on behalf of NMI. The Company treated this payment as equipment rental expense. Commencing April 1, 1994, the Company pays NMI $161,999.76 annually for the use of all their equipment.

      National Media has agreed to replace any equipment which becomes obsolete, based on industry standards.

      The Company also has an option to purchase the production equipment during the length of the agreement at an agreed upon fair market value.

      In connection with the line of credit with General Bank, Messrs. Lu and Cheng, and their wives, have agreed to personally guarantee such amounts. As of July 20, there is no balance owed to General Bank under the line of credit.

      On July 13, 1992, the Company entered into a consulting agreement with U.S. Asian Consulting Group, Inc. ("USACG") pursuant to which USACG has agreed to serve as a business and financial consultant to the Company (the "Consulting Agreement") on a month to month basis, for a fee of $9,000 for each thirty (30) day period during the term of the Consulting Agreement. Beginning September 1992, the monthly fee payable by the Company to USACG was $18,000, with $9,000 of each such fee to be paid to USACG each month, and the balance of $9,000 per month to be deferred until the closing of this Offering, at which time it will be paid from the Offering proceeds. Under the Consulting Agreement, USACG will assist the Company in obtaining financing and in its relationships with the investment and financial community. The Consulting Agreement terminated in October 1992. On July 13, 1992 and August 13, 1992, the Company sold to Leonard Osser, sole owner of USACG a total of six thousand six hundred thirty two (6,632) shares of the Company's Common Stock at a price of $100 in lieu of the consulting fee payments for July and August. Under the Company's agreement with Mr. Osser, the Company has agreed to include three thousand three hundred sixteen (3,316) of these shares, representing one-half of the shares, in this registration statement for public offer and sale of such shares.

      On April 13, 1995, the Company's Board of Directors approved the spin-off of the Custom Duplication business to Central Video, a Mexican company. Pursuant to this transaction, Thomas Cheng, the Company's former President and the General Manager of Central Video, USA Operations surrendered his employment contract and returned 146,654 shares of the Company's Preferred Stock back to the Company as treasury stock. The consideration for the sale was $750,000 of future duplication services. The Company has agreed Central Video a minimum of $2,500,000 a year of production orders for a three year period and also agreed to pay Thomas Cheng a 3% commission on orders placed with Central Video.

      The Company has entered into various royalty agreements for exclusive licensing of titles for terms of one to five years. Certain agreements include minimum guaranteed payments. For the years ended March 31, 1995 and 1994, royalty expense of $481,080 and $533,324 was recorded pursuant to these agreements.

      On July 13, 1992, the Company entered into a financial and business consulting agreement on a month to month basis for a fee of $9,000 for each thirty [30] day period during the term of the Consulting Agreement. On July 31, 1992 and August 13, 1992, the Company sold to an individual of the consulting firm a total of 6,632 shares of the Company's common stock at a price of $100 in lieu of the consulting fees due for the months of July and August 1992. Under the Company's agreement with the individual, the Company has agreed to include 3,316 of these shares, representing one-half of shares, in the registration statement. Commencing September 1992, and monthly fee was $18,000. This consulting agreement was terminated in October 1992.

      In 1991, the Company entered into employment agreements with four officers of the Company for annual compensation adjusted by CPI totaling $442,500 plus bonuses and expenses. These agreement terminate in the year 2001 and are adjusted annually in accordance with the Consumer Price Index.

      In connection with a settlement agreement and cancellation of an employment agreement reached in July of 1994, the Company has agreed to cancel a loan receivable for $56,226 from Edward Winter, a former employee and director of the Company. In consideration for its agent, Mr. Winter has agreed to return 26,269 shares of convertible preferred stock to the Company. The Company agreed to pay to Mr. Winter one months severance pay and one months vacation pay for $22,500. The Company paid a total of $75,000 as a settlement on a ten year employment agreement in various payments through September 1994.

      The Company leases various office and storage facilities, automobiles and equipment operating leases expiring between 1995 and 1999. Rental expense under operating leases for the fiscal year ended March 31, 1995, 1994 and 1993 was $424,366, $576,376 and $617,722, respectively.

      The following is the approximate aggregate future minimum rentals for the next five years for operating leases:

      March 31,
        1996                                    $ 191,036
        1997                                      180,761
        1998                                     155,806
        1999                                      11,426
        2000                                           --
                                                ---------
      Total Future Minimum Lease Payments $ 539,029


      On April 13, 1995, the Board of Directors approved the spin-off of its custom duplication business. Pursuant to this transaction, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000. The Company agreed to a non compete agreement with this new custom duplication venture by the Company's former President.

      On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The President of Central Video is the former President of the Company. The Company is receiving $750,000 of future duplication services and is giving up equipment with a value of approximately $630,000. In addition, Central Video entered into a sublease for the remaining thirteen month lease. The Company has guaranteed the Company's former President a minimum of $2,500,000 a year production orders for the next three years. Central Video has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company. The Company has agreed to pay the Company's former President a 3% commission on orders the Company places with Central Video.
      During the December 31, 1993 quarter, four preferred shareholders converted a total of 194,935 shares of the Company's preferred stock into 380,122 shares of the Company's common stock. These shareholders sold their shares of common stock at $1.20 per share and utilized the proceeds to pay their stock subscription.

      Also during the December 31, 1993 quarter, another preferred shareholder converted 148,891 shares of the Company's preferred stock into 290,339 shares of the Company's common stock. The shareholder sold these shares of common stock at $1.50 per share and made available to the Company a $400,000 credit line from the proceeds of the stock sale.

      On February 16, 1994, at is annual shareholder's meeting, an approval to increase the authorized common stock of the Company from 5,000,000 shares of common stock, no par value, to 15,000,000 shares was received.

      Earnings per share are based on the weighted average number of common shares outstanding for the years ended March 31, 1995, 1994 and 1993 as restated to include the number of shares issued in the business combination with TAV reflecting conversion for a preferred share of stock into 1.95 shares of common stock. The weighted average number of shares have been adjusted for all periods to reflect the one-for twenty reverse stock split effected on July 2, 1993.

      Also on June 20, 1995, the Company accepted an offer by an unaffiliated Company to convert an outstanding obligation for approximately 1,700,000 shares of the Company's common stock. The conversion is effectuated at $.26 per share of common stock. The market value at the time of conversion was $.10 per share of common stock.

      On June 20, 1995, the Company accepted an offer by the Company's Chief Executive Offer to convert an outstanding obligation to him totaling $1,131,434 into 9,051,231 shares of the Company's common stock. The conversion is effectuated at a 25% premium rate of $.125 per share of common stock. The market value at the time of conversion was $.10 per share of common stock.

      The Company believes each of the foregoing transactions are on terms no less favorable than could be obtained from unaffiliated third parties.

                                    PART IV

Item 14.  Exhibits, Financial Statement
            Schedules and Reports on Form 10-K
(a) (1)Financial Statements

      The following financial statements are included in Part IV, Item 14:

Report of Independent Certified Public AccountantsB-1

Consolidated Balance Sheets (Assets) at
 March 31, 1995 and 1994                                    B-2

Consolidated Balance Sheets, Liabilities and
 Stockholders' Equity for the years
  March 31, 1995 and 1994                             B-3

Consolidated Statements of Operations for the
 years ended March 31, 1995, 1994 and 1993          B-4

Consolidated Statements of Stockholders'
 Equity for the years March 31, 1992,
 1993, 1994 and 1995                                        B-5

Consolidated  Statements of Cash Flows for the years ended March 31, 1995,  1994 and 1993 B-6 - B-7

Notes to Financial Statements                               B-8 - B-19

(a)(2)  Financial Statement Schedules

Independent Auditors Report on
 Supplementary Schedules                                    S-1

Schedule VIII - Valuation and Qualifying
 Accounts                                                         S-2

(a)(3) Exhibits.
      The following is a list of exhibits filed as part of this filing. Where so indicated by footnote, the exhibits have been previously filed and are hereby incorporated by reference.

Exhibit No.


2.1 Agreement dated December 28, 1990, by and among the Company, the California Subsidiary and the shareholders of the California Subsidiary*****

3.1   Articles of Incorporation, as amended**

3.2   By-laws, as amended**

4.1   Certificate for shares of Common Stock**

10.1  Agreement between the Registrant and the California
      Subsidiary, as amended on March 13, 1989***

10.2 Agreement between the Registrant and Aims Media, Inc., dated October 12, 1988**

10.3  Agreement between Registrant and Hollywood Video, Inc., dated
      May 18, 1988**

10.4  Employment Agreement between the Registrant and Jeffrey I.
      Schillen, dated January 1, 1989**

10.5 Sublease agreement between National Media and the Registrant, dated March 1, 1989, for property leased at 920 Route 33, Freehold, New Jersey**

10.6  Registrant's Incentive Stock Option Plan, effective January 1,
      1989**

10.7  Registrant's Restricted Stock Plan, effective May 25, 1989**

10.8  Consulting Agreement between Registrant and Hibbard Brown &
      Co., Inc**

10.9  Amended Agreement between the Registrant and the California
      Subsidiary dated September 9, 1989****

10.10 Agreement between the Registrant and Imageways, Inc.,
            dated February 1, 1990****


10.11 Agreement between the Registrant and Majestic Entertainment, Inc., dated February 2, 1990****

10.12 Agreement between the Registrant and American Media, Inc., dated January 1, 1990****

10.13 Agreement between the Registrant and Coe Films, Inc., dated
      February 15, 1990****

10.14 Agreement between the Registrant and the California
      Subsidiary, dated December 29, 1990****

10.15 Employment Agreement between James Lu and the Company's
      California Subsidiary*

10.16 Form of Exclusive Agreement with Independent Distributors of Multi-Level Marketing Company*

10.17 Lease for Office Space in Anaheim, California*

10.18 Employment Agreement between Edward Winters and the Company's California Subsidiary*

10.19 Employment Agreement between Thomas Cheng and the Company's
      California Subsidiary*

10.20 Loan Agreement and Related Documents between General Bank and the California Subsidiary dated December 27, 1990*

10.21 Unsecured Promissory Notes of certain stockholders of the Company, aggregating $1,380,000*

10.22 $150,000 Promissory Note to Hibbard Brown & Co., Inc. dated
      September 11, 1991*

10.23 $50,000 Promissory Note to Hibbard Brown & Co., Inc. dated
      September 24, 1991*

10.24 $100,000 Promissory Note to Hibbard Brown & Co., Inc. dated
      October 2, 1991*

10.25 Form of Agreement by and between JVC and the Company dated
      June 25, 1991*

10.26 Agreement by and between Macrovision Corporation and the Company dated May 23, 1991*

10.27 General Bank Loan Extension Agreements*

10.28 Employment Agreement between Roger Wu and the Company's
      California Subsidiary*

10.29 $500,000 Promissory Note to First National Realty Associates, Inc. dated June 28, 1991*

10.31 Form of Financial Consulting Agreement by and between the Company and Hibbard Brown & Co., Inc.(1)

10.32 $510,000 Promissory Note to Hibbard Brown & Co., Inc. dated as of July 9, 1992.

22.1  Subsidiaries*

* Incorporated by reference to Registrant's Registration Statement on Form S-1, No. 33-4213 dated November 29, 1991.

**    Incorporated by reference to Registrant's Registration
      Statement on Form S-18, No. 33-33997.

***   Incorporated  by  reference  to  Amendment  No.  1  to  the   Registrant's
      Registration Statement on Form S-18 filed with the Securities and Exchange Commission on June 14, 1989 under Registration Number 33-27596.

****  Incorporated  by  reference  to  Amendment  No.  3  to  the   Registrant's
      Registration Statement on Form S-18 filed with the Securities and Exchange Commission on August 11, 1989 under Registration Number 33-27596.

***** Incorporated by reference to the Company's proxy statement dated June 11, 1991.

                                    SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  Anaheim, California
        April __, 1996
                                          DIAMOND ENTERTAINMENT CORP.


                                          By:/s/ James. K.T. Lu
                                             James K.T. Lu
                                             Chairman of the Board,
                                             Chief Executive Officer;
                                             President; Secretary and
                                             Director

                                          By:/s/ Stanley Shih
                                             Stanley Shih
                                             Principal Financial Officer and
                                             Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title             Date


/s/ James K.T. LU                   Chairman of the Board   April __, 1996
- -------------------------
James K.T. Lu                 Chief Executive
                                    Officer; President;
                                    Secretary and Director

/s/ Stanley Shih                    Chief Operating         April __, 1996
- ------------------------
Stanley Shih                        Officer and Treasurer

                                    Executive Vice          April __, 1996
Jeffrey I. Schillen                 President Sales and
                                    Marketing and Director

/s/ Louis Chase                     Sr. V.P. Operations     April __, 1996
- -------------------------
Louis Chase                   and Production
                                    and Director


Sam H.M. Chang                      Director          April __, 1996


Murray T. Scott                     Director          April __, 1996


/s/ Thomas Cheng              Director          April __, 1996
Thomas Cheng
                                         SIGNATURE

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  Anaheim, California
        April __, 1996
                                          DIAMOND ENTERTAINMENT CORP.



                                          By:
                                             James K.T. Lu
                                             Chairman of the Board,
                                             Chief Executive Officer;

                                             President; Secretary and
                                             Director


                                          By:
                                             Stanley Shih
                                             Principal Financial Officer and
                                             Treasurer

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title             Date


                                    Chairman of the Board   April __, 1996
James K.T. Lu                       Chief Executive
                                    Officer; President;
                                    Secretary and Director

                                    Chief Operating         April __, 1996
Stanley Shih                        Officer and Treasurer


                                    Executive Vice          April __, 1996
Jeffrey I. Schillen                 President Sales and
                                    Marketing and Director

                                    Sr. V.P. Operations     April __, 1996
Louis Chase                         and Production
                                    and Director


Sam H.M. Chang                      Director                April __, 1996




Murray T. Scott                     Director                April __, 1996


                        Director                April __, 1996
Thomas Cheng





      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    DIAMOND ENTERTAINMENT CORPORATION
                                    Registrant



                                    By: /s/ James Lu
                                         James Lu, Chairman of the Board,
                                         Chief Executive Officer; President;
                                         Secretary and Director


Dated: April 2, 1996



I:\WP60\DATA\EDGAR\DIAMOND.WPD

INDEX TO FINANCIAL STATEMENTS
- ------------------------------------------------------------------------------



                                                                 Item-Page


I. Diamond Entertainment Corporation
   - Independent Auditor's Report...........................B-1 ....
   - Balance Sheets.........................................B-2 ....B-3
   - Statements of Operations...............................B-4 ....
   - Statements of Stockholders' Equity.....................B-5 ....
   - Statements of Cash Flows...............................B-6 ....B-7
   - Notes to Financial Statements..........................B-8 ....B-19
   - Independent Auditor's Report on Supplementary Schedule.S-1
   - Schedule VIII..........................................S-2






                            . . . . . . . . . . . . . .

Item 6:

SELECTED FINANCIAL DATA
- ------------------------------------------------------------------------------



The following summary of financial information reflects the reverse acquisition completed pursuant to an agreement with Trans-Atlantic Video, Inc. ["TAV"] on July 15, 1991, which has been accounted for under the purchase method of accounting. Since the Acquisition was recorded as a "reverse acquisition" in accordance with generally accepted accounting principles, the historical data of TAV prior to June 30, 1991 has been excluded.

                                           Y e a r s  e n d e d  M a r c h  3 1,
                                   ---------------------------------------------
                                             1995      1 9 9 4      1 9 9 3      1 9 9 2     1 9 9 1
                                           -------      -------      -------      -------     -------
Operating Data:
  Net Sales                                $13,105,750   $13,211,848  $10,575,865   $ 9,419,220  $10,440,739

  Net [Loss]                               $(1,958,468)  $(3,371,116) $(1,601,353)  $  (636,211) $    (9,430)

  Net [Loss] Per Common Share (2)          $      (.57)  $      (.98) $      (.47)  $      (.21) $
  --

  Weighted Average Number of Shares
   Outstanding (2)                           3,423,249     3,423,249    3,419,150     3,031,634    2,864,019

  Book Value Per Share (2)                 $      (.26)  $          .3$          .95$         1.5$
  .33

  Cash Dividends Per Share                 $        --   $        --  $        --   $        --  $        --

Balance Sheet Data:
  Total Assets                             $ 8,583,715   $ 9,693,498  $10,637,809   $ 9,884,973  $ 7,735,092

  Long-Term Liabilities                    $   340,411   $ 2,372,319  $ 2,548,426   $   333,577  $ 1,194,424

  Total Liabilities                        $ 9,490,836   $ 8,504,151  $ 7,399,296   $ 5,118,057  $ 6,787,796

  Working Capital [Deficit]                $(3,495,744)  $(1,087,186) $   212,681   $   235,951  $  (219,281)

  Stockholders' Equity [Deficit]           $  (907,121)  $ 1,189,347  $ 3,238,513   $ 4,766,916  $   947,296


(1)The Company was formed in April of 1985.
(2)See Notes 1 and 11 of Notes to Financial Statements.


                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Shareholders of Diamond Entertainment Corporation



            We  have  audited  the   accompanying   balance  sheets  of  Diamond
Entertainment Corporation as of March 31, 1995 and 1994, and the related statements of operations, stockholders' equity [deficit], and cash flows for each of the three fiscal years in the period ended March 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diamond Entertainment Corporation as of March 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three fiscal years in the period ended March 31, 1995, in conformity with generally accepted accounting principles.

            As discussed in Note 14 to the financial statements, the Company has been named as defendant and co-defendant in various actions. The ultimate liability resulting from these matters cannot presently be determined. Accordingly, no provision for any liability that may result on adjudication has been made in the accompanying financial statements.

            The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 15 to the financial statements, the Company has suffered recurring losses from operations, has a significant working capital deficiency, and has encountered difficulties in paying its creditors on a timely basis, including violating loan agreements, that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 15. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





                                          MORTENSON AND ASSOCIATES, P. C.
                                                Certified Public Accountants.

Cranford, New Jersey
June 30, 1995

Item 8:

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS
- ------------------------------------------------------------------------------


                                                                  March 31,
                                                             1 9 9 5       1 9 9 4

Assets:
Current Assets:
  Certificates of Deposit                                  $  600,000   $   600,000
  Accounts Receivable - Trade - Net                         3,184,349     1,537,472
  Inventory                                                 1,836,600     2,592,921
  Prepaid Expenses and Deposits                                33,732       118,253
  Accrued Interest Receivable - Officers                           --       196,000
                                                           ----------   -----------

  Total Current Assets                                      5,654,681     5,044,646
                                                           ----------   -----------

Property, Plant and Equipment:
  Leasehold Improvements                                           --       305,413
  Furniture, Fixtures and Equipment                         2,040,550     2,392,588
                                                           ----------   -----------

  Totals - At Cost                                          2,040,550     2,698,001
  Less:  Accumulated Depreciation                             954,593     1,338,433
                                                           ----------   -----------

  Property, Plant and Equipment - Net                       1,085,957     1,359,568
                                                           ----------   -----------

Film Masters and Artwork                                    4,423,711     4,316,229

Less:  Accumulated Amortization                             3,741,290     3,183,581
                                                           ----------   -----------

  Total Film Masters and Artwork - Net                        682,421     1,132,648
                                                           ----------   -----------

Other Assets:
  Investment in ATRE                                           50,000        50,000
  Accounts Receivable - ATRE                                1,110,656     1,168,019
  Officers' Loans Receivable                                       --       338,566
  Accrued Interest Receivable - Officers                           --       257,076
  Other Assets                                                     --       292,975
  Due from the Estate of Julius Cohen - Net                        --        50,000
                                                           ----------   -----------

  Total Other Assets                                        1,160,656     2,156,636
                                                           ----------   -----------

  Total Assets                                             $8,583,715   $ 9,693,498
                                                           ==========   ===========


The Accompanying Notes are an Integral Part of These Financial Statements.



                                        B-2




DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


BALANCE SHEETS
- ------------------------------------------------------------------------------


                                                                  March 31,
                                                             1 9 9 5       1 9 9 4

Liabilities and Stockholders' Equity [Deficit]:
Current Liabilities:
  Cash Overdraft                                           $  269,134   $   254,078
  Accounts Payable                                          3,354,875     3,501,124
  Notes Payable                                             4,150,205     1,746,184
  Lease Payable                                               143,316        86,210
  Royalties Payable                                           628,499       353,089
  Accrued Expenses                                            563,859       119,749
  Related Party Payable                                        40,537        71,398
                                                           ----------   -----------

  Total Current Liabilities                                 9,150,425     6,131,832
                                                           ----------   -----------

Long-Term Liabilities:
  Notes Payable                                               181,538     2,160,074
  Lease Payable                                               158,873       187,781
  Accrued Payable                                                  --        24,464
                                                           ----------   -----------

  Total Long-Term Liabilities                                 340,411     2,372,319
                                                           ----------   -----------

Commitments and Contingencies [5] [14]                             --            --
                                                           ----------   -----------

Stockholders' Equity [Deficit]:
  Convertible  Preferred  Stock - No Par  Value,  1,000,000  Shares  Authorized,
   656,174 issued [of which 26,269 are held in Treasury] at March 31, 1995 and 656,174 Issued and Outstanding at March 31, 1994 376,593 376,593

  Common Stock - No Par Value, 15,000,000 Shares Authorized;
   2,143,710 and 2,143,710 Shares Issued and Outstanding at
   March 31, 1995 and 1994, Respectively                    7,804,369     7,804,369

  Additional Paid-in Capital                               (1,410,231)   (1,410,231)

  Retained Earnings [Deficit]                              (7,539,852)   (5,581,384)
                                                           ----------   -----------

  Totals                                                     (769,121)    1,189,347
  Less:Stock Subscriptions Receivable                        (125,000)           --
       Treasury Stock [Preferred] - At Cost                   (13,000)           --
                                                           ----------   -----------

  Total Stockholders' Equity [Deficit]                       (907,121)    1,189,347
                                                           ----------   -----------

  Total Liabilities and Stockholders' Equity [Deficit]     $8,583,715   $ 9,693,498
                                                           ==========   ===========



The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF OPERATIONS
- ------------------------------------------------------------------------------


                                                      Y e a r s  e n d e d
                                                          M a r c h  3 1,
                                                1 9 9 5      1 9 9 4       1 9 9 3
                                                -------      -------       -------

Sales - Net                                  $13,105,750   $13,211,848  $10,575,865

Cost of Goods Sold                             8,451,693    9,663,759     7,983,148
                                             -----------   ----------   -----------

  Gross Profit                                 4,654,057    3,548,089     2,592,717
                                             -----------   ----------   -----------

Operating Expenses:
  Selling Expenses                             2,696,972    3,137,297     1,370,938
  General and Administrative Expenses          3,126,802    2,897,440     2,490,801
  Bad Debt Expense                               482,829      736,787       161,198
                                             -----------   ----------   -----------

  Total Operating Expenses                     6,306,603    6,771,524     4,022,937
                                             -----------   ----------   -----------

  Operating [Loss]                            (1,652,546)  (3,223,435)   (1,430,220)
                                             -----------   ----------   -----------

Other [Income] Expenses:
  Interest Expense                               488,333      396,890       453,388
  Interest Income                               (182,411)    (249,209)     (282,255)
                                             -----------   ----------   -----------

  Total Other Expenses - Net                     305,922      147,681       171,133
                                             -----------   ----------   -----------

  [Loss] Before Taxes                         (1,958,468)  (3,371,116)   (1,601,353)

Provision for Income Taxes                            --           --            --
                                             -----------   ----------   -----------

  Net [Loss]                                 $(1,958,468)  $(3,371,116) $(1,601,353)
                                             ===========   ===========  ===========

Net [Loss] Per Share                         $      (.57)  $     (.98)  $
                                             ===========   ==========   =
  (.47)

Average Number of Shares Outstanding           3,423,249    3,423,249     3,419,150
                                             ===========   ==========   ===========


The Accompanying Notes are an Integral Part of These Financial Statements.



DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF STOCKHOLDERS' EQUITY [DEFICIT]
- ------------------------------------------------------------------------------




                              Convertible                                                                  Total
                            Preferred Stock     Common Stock      AdditionalRetained   Stock             Stockholders'
                           Number of           Number of           Paid-in  EarningsSubscriptioTreasury    Equity
                            Shares     Amount   Shares   Amount    Capital   [DeficitReceivable Stock     [Deficit]

  Balance - March 31, 1992 1,000,000$ 573,923 1,465,017 $7,537,339$(1,410,2$1)(608,91$)(1,325,2$0)   --  $4,766,916

Payment on Stock Subscription
  Receivable                     --        --       --        --        --        --    3,250        --     3,250

Issuance of Stock for Services   --        --    8,232    69,700        --        --       --        --    69,700

Net [Loss] for the year ended
  March 31, 1993                 --        --       --        --        -- (1,601,353)     --        --  (1,601,353)
                           -------- --------- --------  --------  -------- ------------------  --------  ----------

  Balance - March 31, 1993 1,000,000$ 573,923 1,473,249 $7,607,039$(1,410,2$1)(2,210,$68)(1,321$950) --  $3,238,513

Conversion of Preferred Stock to
  Common Stock             (343,826) (197,330) 670,461   197,330        --        --       --        --        --

Payment of Stock Subscription
  Receivable                     --        --       --        --        --        --  456,114        --   465,114

Cancellation of Stock Subscription
  Receivable                     --        --       --        --        --        --  865,836        --   856,836

Net [Loss] for the year ended
  March 31, 1994                 --        --       --        --        -- (3,371,116)     --        --  (3,371,116)
                           -------- --------- --------  --------  -------- ---------- -------  --------  ----------

  Balance - March 31, 1994  656,174   376,593 2,143,710 7,804,369 (1,410,231)(5,581,384)   --        --  1,189,347

Preferred Stock Returned    (26,269)       --       --        --        --        --       --   (13,000)  (13,000)

Stock Subscriptions              --        --       --        --        --        -- (125,000)       --  (125,000)

Net [Loss] for the year ended
  March 31, 1995                 --        --       --        --        -- (1,958,468)     --        --  (1,958,468)
                           -------- --------- --------  --------  -------- ---------- -------  --------  ----------

  Balance - March 31, 1995  629,905 $ 376,593 2,143,710 $7,804,369$(1,410,2$1)(7,539,$52)(125,0$0)(13,000$(907,121)
                           ======== ========= ========= ===================== ========== ======== ================



The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS
- ------------------------------------------------------------------------------


                                                      Y e a r s  e n d e d
                                                          M a r c h  3 1,
                                                1 9 9 5      1 9 9 4       1 9 9 3
                                                -------      -------       -------

Operating Activities:
  Net [Loss]                                 $(1,958,468)  $(3,371,116) $(1,601,353)
                                             -----------   -----------  -----------
  Adjustments  to  Reconcile  Net  [Loss]  to Net Cash  Provided  by [Used  for]
   Operating Activities:
   Depreciation                                  239,787      306,343       308,026
   Amortization of Film Masters and Artwork      604,848    1,359,376       668,739
   Provision for Losses on Receivables           478,149      394,113       161,198
   Losses Resulting from Write-off of Fixed Assets
     and Film Masters and Artwork                274,595      138,177        50,203
   Cancellation of Stock Subscription Receivable      --      865,836            --
   Write-off of Accrued Interest Receivable      205,342           --            --
   Write-off of Officers Loans Receivable         92,915

  Change in Assets and Liabilities:
   [Increase] Decrease in:
     Accounts Receivable - Trade              (1,712,243)     273,675    (1,403,982)
     Inventory                                   756,321     (869,041)      333,777
     Prepaid Expenses and Deposits                84,521       36,360       154,603
     Other Assets                                292,975     (184,117)     (100,858)
     Accounts Receivable - Related Party              --      166,817       (77,186)
     Accrued Interest Receivable - Officers           --      (88,520)     (119,026)

   Increase [Decrease] in:
     Accrued Payable                             (24,464)    (187,987)      312,451
     Accounts Payable                           (146,249)   1,005,889     1,139,746
     Income Taxes Payable                             --         (127)          127
     Related Party Payable                       (30,861)     (47,226)     (155,427)
     Due from Estate of Julius Cohen             (50,000)     357,674       (16,683)
     Deposits                                         --      (42,342)       (3,269)
     Accrued Expenses                            719,521      326,295        22,274
                                             -----------   ----------   -----------

   Total Adjustments                           1,785,157    3,811,195     1,274,713
                                             -----------   ----------   -----------

  Net Cash - Operating Activities - Forward     (173,311)     440,079      (326,640)
                                             -----------   ----------   -----------

Investing Activities:
  Proceeds from Maturity of CD                        --           --     1,000,000
  Advances to ATRE                            (1,565,937)    (256,025)     (126,642)
  Repayments by ATRE                           1,623,300           --            --
  Proceeds of Officers Loans Receivable               --      104,452        56,500
  Payment of Officers Loans Receivable          (112,500)    (112,688)     (108,295)
  Employee Advances                                   --           --         3,916
  Capital Expenditures                          (106,757)    (130,313)     (551,934)
  Masters and Artwork                           (245,078)    (568,955)     (919,459)
                                             -----------   ----------   -----------

  Net Cash - Investing Activities - Forward  $  (406,972)  $ (963,529)  $  (645,914)


The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


STATEMENTS OF CASH FLOWS
- ------------------------------------------------------------------------------


                                                      Y e a r s  e n d e d
                                                          M a r c h  3 1,
                                                1 9 9 5      1 9 9 4       1 9 9 3
                                                -------      -------       -------

  Net Cash - Operating Activities - Forwarded$  (173,311)  $  440,079   $  (326,640)
                                             -----------   ----------   -----------

  Net Cash - Investing Activities - Forwarded   (406,972)    (963,529)     (645,914)
                                             -----------   ----------   -----------

Financing Activities:
  Proceeds from Notes Payable                  7,747,149    7,629,796    12,508,432
  Payments of Notes Payable                   (7,321,664)  (7,756,351)  (11,453,677)
  Payment of Lease Payable                      (114,336)     (77,168)      (79,419)
  Cash Overdraft                                 269,134      254,078            --
  Stock Subscription Proceeds                         --      456,114         3,250
                                             -----------   ----------   -----------

  Net Cash - Financing Activities                580,283      506,469       978,586
                                             -----------   ----------   -----------

  Net [Decrease] Increase in Cash and
   Cash Equivalents                                   --      (16,981)        6,032

Cash and Cash Equivalents - Beginning of Years        --       16,981        10,949
                                              ----------   ----------   -----------

  Cash and Cash Equivalents - End of Years   $        --   $       --   $    16,981
                                             ===========   ==========   ===========

Supplemental Disclosures of Cash Flow Information:
   Cash paid during the years for:
     Interest                                $   371,219   $  338,885   $   407,728
     Income Taxes                            $        --   $       --   $        --

Supplemental Schedule of Non-Cash Investing and Financing Activities:
  During the year ended March 31, 1993, the Company issued 8,232 shares of common stock to individuals for $1,300 in cash and consulting services valued at $69,700.

  During September 1993 and October 1993, the Company collected additional $456,114 of the outstanding stock subscription receivables. In March of 1994, the Company cancelled the balance due of $865,836 on the stock subscription receivable. On December 20, 1994, the Company revoked its June 23, 1994 election to forgive this obligation. In December of 1994, the Company agreed to reduce the price per share on the unpaid stock [See Note 18].

  During the year ended March 31, 1995, the Company entered into a capital lease for equipment for $43,557.

  In July 1994, the Company entered into a settlement agreement with a former employee and director of the Company to return 26,269 shares of convertible preferred stock.





The Accompanying Notes are an Integral Part of These Financial Statements.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS
- ------------------------------------------------------------------------------




[1] Summary of Significant Accounting Policies

Organization and Business - The Company commenced operations in April of 1985 to engage in the manufacture of video tapes and other video products. Prior to August 21, 1990, the Company was known as ATI Mark V Products, Inc. On July 15, 1991, the Company completed a reverse acquisition with Trans-Atlantic Video, Inc. ["TAV"].

Name Change - On August 21, 1990, the Board of Directors approved changing the name of the Company to Diamond Entertainment Corporation from ATI Mark V Products, Inc.

Revenue Recognition - The Company duplicates and packages custom video cassettes for companies and individuals within the multi-level marketing industry. The Company also markets and sells a variety of video cassette programs to national and regional chain stores, department stores, drug stores, supermarkets and similar types of retail outlets. These outlets generally sell the Company's products to the public at retail prices. The Company's marketing strategy is to distribute directly to the retail chain outlets to allow the Company to market its products at all consumer levels. Sales are recorded by the Company when products are shipped to customers. Sales are shown net of returns and allowances of $37,992, $86,192, and $64,130 for the years ended March 31, 1995, 1994 and
1993, respectively.

Inventories - Inventories are stated at the lower of cost [under the first-in, first-out method] or market.

Depreciation - Property, plant and equipment are presented at cost. Depreciation is computed by the straight-line method for all assets over the estimated useful lives of the respective asset as follows:

Furniture and Fixtures        5 - 10 Years
Equipment                          7 Years

Leasehold improvements are being amortized over the lesser of their estimated useful lives or the remaining term of the lease.

Depreciation expense for the years ended March 31, 1995, 1994 and 1993 is $239,787, $306,343 and $308,026, respectively.

On sale or retirement, the asset cost and related accumulated depreciation are removed from the respective accounts, and any related gain or loss is reflected in income. Repairs and maintenance are charged to expense when incurred.

Film Masters and Artwork - The cost of film masters and related artwork is capitalized and amortized using the individual-film-forecast computation method which amortizes costs in the ratio that current gross revenues bear to anticipated total gross revenues over a period of up to five years. The Company periodically reviews its estimates of future revenues for each master and if necessary a revision is made to amortization rates and a writedown to net realizable value may occur. The net film masters and artwork are presented on the balance sheet at the net realizable value for each master. Film masters consist of original "masters" which are purchased for the purpose of reproduction and sale.

Amortization expense for the years ended March 31, 1995, 1994 and 1993 is $604,848, $1,359,376 and $668,739, respectively.

During fiscal 1994, the Company reduced its estimate of the useful lives of its "non-classic" film masters from five to three years. This change had the effect of increasing the net loss for March 31, 1994 by $601,578 [$.17 loss per share].

Based on the Company's estimate of revenues as of March 31, 1994, approximately 89 percent of the total of unamortized film costs will be amortized during the two years ending March 31, 1996.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #2
- ------------------------------------------------------------------------------


[1] Summary of Significant Accounting Policies [Continued]

Bad Debts - An allowance for doubtful accounts is computed based on a review of each individual account receivable and its respective collectibility. The allowance for doubtful accounts is $388,987 and $357,333 at March 31, 1995 and 1994, respectively.

Deferred Taxes - There are no material differences between the accounting methods used for financial and tax purposes. The Company has sustained losses in recent years and has a large net operating loss carryforward. No deferred taxes are reflected in these financial statements.

Concentration of Credit Risk - The Company currently has a $600,000 certificate of deposit which is subject to credit risk beyond the insured amounts.

[2] Accounts Receivable

Accounts receivable consists of:
                                                 March 31,
                                             1 9 9 5     1 9 9 4

Insured Accounts Receivable *             $2,726,401  $1,225,587
Non-Insured - Accounts Receivable            457,948     311,885

  Accounts Receivable - Net of Allowance  $3,184,349  $1,537,472
  --------------------------------------  ==========  ==========

* Covered by Credit Insurance.

Substantially all of the accounts receivable at March 31, 1995 have been pledged as collateral for the line of credit [See Note 7].

[3] Inventories

Inventories consist of:
                                                 March 31,
                                             1 9 9 5     1 9 9 4

Raw Materials                             $  484,206  $1,122,379
Work-In Process                                2,261     209,882
Finished Goods                             1,350,133   1,260,660
                                          ----------  ----------

  Totals                                  $1,836,600  $2,592,921
  ------                                  ==========  ==========

[4A] Related Parties Receivables

Related party receivables [long-term] consist of the following:

                                                 March 31,
                                             1 9 9 5     1 9 9 4
Related Party - Long-Term:

Officers                                  $       --  $  338,566
                                          ==========  ==========

 Accrued Interest Receivable - Short-Term $       --  $  196,000
 Accrued Interest Receivable - Long-Term          --     257,076
                                          ----------  ----------

                                          $       --  $  453,076
                                          ==========  ==========
Due from the Estate of Julius Cohen       $       --  $   50,000
                                          ==========  ==========

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #3
- ------------------------------------------------------------------------------

[4A] Related Parties Receivables [Continued]

The Company at December 31, 1993 set up an allowance and incurred a bad debt expense for the receivable from the Estate of Julius Cohen of $342,674. The Company reached a settlement in this matter and collected $65,000 in May of 1994. Such amount has been reflected as other income.

The Company has loaned money to its officers in the form of note receivables totaling $358,149 and $338,566 at an annual interest rate of 10% for the years ended March 31, 1995 and 1994, respectively. Interest income for the periods presented are $31,231, $25,754 and $15,997, respectively. However, in 1995, the Company deemed it necessary to provide an allowance of $358,149 based upon facts and circumstances at that time.

In March 1995, the Company forgave accrued interest receivable totaling $205,342, on the stock subscription receivable that was due on December 31, 1994. This was treated as compensation expense to the four individuals.

[4B] Related Parties Payables

At March 31, 1995 and 1994, the Company owed one of its officers $40,537 and $71,397 which included interest of $6,220 and $22,111, respectively at 10%.

[4C] American Top Real Estate ["ATRE"]

Investment - The Company paid $50,000 for a 50% interest in ATRE. This investment is accounted for on the equity method. The investee has not incurred any significant earnings or losses to date, therefore, this investment does not reflect any adjustments for earnings and losses. On January 19, 1994, ATRE entered into an amended agreement to sell a parcel of land for $4,400,000. ATRE has a 70% interest in this land. In August of 1994, the escrow agreement for $4,400,000 was cancelled on this contract due to the final user's request for a two year delay. ATRE declined to accommodate this request [See Note 19D].

Accounts Receivable - The Company has advanced [including interest] to ATRE $1,110,656 and $1,168,019 as of March 31, 1995 and 1994, respectively. These balances include interest income of $111,365 and $104,025 for the years ended March 31, 1995 and 1994, respectively, at an annual rate of 10%.

[5] Commitments

[A] Royalty Commitments - The Company has entered into various royalty agreements for exclusive licensing of titles for terms of one to five years. Certain agreements include minimum guaranteed payments. For the years ended March 31, 1995 and 1994, royalty expense was $481,080 and $533,324, respectively, pursuant to these agreements.

[B] Video Agreements - The Company has entered into various agreements to manufacture, duplicate and distribute videos. Commissions are paid based upon number of videos sold.

[C] Accounts Payable - The Company is currently delinquent on a significant amount of its accounts payable.

[D] Consulting Agreement - On July 13, 1992, the Company entered into a financial and business consulting agreement on a month to month basis for a fee of $9,000 for each thirty [30] day period during the term of the Consulting
Agreement. On July 13, 1992 and August 13, 1992, the Company sold to an individual of the consulting firm a total of 6,632 shares of the Company's common stock at a price of $100 in lieu of the consulting fees due for the months of July and August 1992. Under the Company's agreement with the individual, the Company has agreed to include 3,316 of these shares, representing one-half of the shares, in the registration statement. Commencing September 1992, the monthly fee was $18,000. This consulting agreement was terminated in October 1992.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #4
- ------------------------------------------------------------------------------



[5] Commitments [Continued]

[E] Employment Agreements - In 1991, the Company had entered into employment agreements with four officers of the Company for annual compensation totaling $442,500 plus bonuses and expenses. These agreements terminate in the year 2001 and are adjusted annually in accordance with the Consumer Price Index [See Notes 5F and 19A]

[F] Settlement Agreement - In connection with a settlement agreement and cancellation of an employment agreement reached in July of 1994, the Company has agreed to cancel a loan receivable for $126,961 and accrued interest receivable on this loan for $56,226 from an employee of the Company. In addition, the individual has agreed to return 26,269 shares of convertible preferred stock to the Company. The Company agreed to pay one months severance pay and one months vacation pay for $22,500. The Company paid a total of $75,000 as a settlement on a ten year employment agreement in various payments through September 1994.

[6] Lease Commitments

[A] Operating Leases - The Company leases various office and storage facilities, automobiles and equipment under operating leases expiring between 1995 and 1999. Rental expense under operating leases for the fiscal years ended March 31, 1995, 1994, 1993 was $424,366, $576,376 and $617,722, respectively [See Note 19E].

The following is the approximate aggregate future minimum rentals for the next five years for operating leases:

March 31,
  1996                                    $  191,036
  1997                                       180,761
  1998                                       155,806
  1999                                        11,426
  2000                                            --
                                          ----------

  Total Future Minimum Lease Payments     $  539,029

[7] Notes Payable

Notes payable consist of the following:

                                       M a r c h  3 1,  1 9 9 4
                        ---------------------------------------
                        Interest
     Type of Loan       Expense  Amount   Current Long-Term Rate     Due Date

Bank Line of Credit     $157,980$1,756,70$1,156,70$600,000Prime + 2%Aug.31, 1994
Former Underwriter Loan 58,005  611,952  101,952  510,000     10%   July1, 1995
Line of Credit - Private Investor94,008752,042--  752,042     12%   Apr.15, 1995
Equipment Loan          27,611  257,108   35,905  221,203    11.5%  Nov.15, 1999
Equipment Loan          10,929   89,884   27,503   62,381    11.5%  Feb.15, 1997
Equipment Loan           2,053   10,438    6,305    4,133    14.9%  Oct.9, 1995
Equipment Loan           1,646   13,653    3,338   10,315     12%   Sept.3, 1997
Line of Credit              --  414,475  414,475       --     18%   Nov.30, 1994

  Totals                $352,232$3,906,25$1,746,18$2,160,074

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #5
- ------------------------------------------------------------------------------




[7] Notes Payable [Continued]

                                       M a r c h  3 1,  1 9 9 5
                        ---------------------------------------
                      Interest
     Type of Loan    Expense  Amount   Current Long-Term Rate     Due Date

Bank Line of Credit (A) $181,567$1,598,97$1,598,97$    --  Prime +2%Feb.15,1995
Former Underwriter Loan (B)59,958676,031 676,031       --    10%   April1, 1995
Line of Credit - Private Investor (C)45,875752,042752,042-- 12%   April 15, 1995
Equipment Loan (D)      23,785  221,203   39,665  181,538     10%   Nov.15, 1999
Line of Credit (E)        --  968,494  968,494    -- 15%Revolving Line of Credit
Line of Credit (F)       --  115,000  115,000    -- 18% Revolving Line of Credit

  Totals                $311,185$4,331,74$4,150,20$181,538

[A] Bank Line of Credit - On March 14, 1994, the Company was granted an extension until June 30, 1994 on the bank line of credit of $1,756,706 at March 31, 1994. At March 31, 1994, the Company was current on all of its obligations with respect to the bank line of credit and received a waiver from the bank for its lack of compliance with certain financial requirements under the line of credit. However, as of March 31, 1995, the Company had not been granted an extension beyond its extended due date of February 28, 1995 and was not in compliance with various financial requirements under the line of credit. Therefore, this debt has been classified as a current liability [See Notes 19C and 20D].

The banks prime rate at March 31, 1995 and 1994 was 9.5% and 6.5%, respectively.

The certificates of deposit, the accounts receivable and inventory at March 31, 1995 and 1994 are pledged as collateral against the bank loans of $1,598,973 and $1,756,706 for the years ended March 31, 1995 and 1994, respectively.

The notes are secured by personal assets of two of the Company's officers who have also given personal guarantees.

Pursuant to its agreement with the bank, the Company maintains keyman life insurance on the president of the Company and has named the bank as the beneficiary of this policy.

[B] Former Underwriter Loan - On July 15, 1992, the Company signed a promissory note for $510,000 with a former Underwriter. The interest rate for the note was ten [10%] percent per annum. The former Underwriter received a total of 25,500 shares of common stock purchase warrants exercisable at $15 per share, for a term of three [3] years in consideration for the entire amount. On August 28, 1992, the former Underwriter voluntarily surrendered to the Company these warrants and the warrants were cancelled. The total indebtedness of $676,031 was due April 1, 1995 and on June 15, 1995, this obligation was purchased by an unaffiliated company [See Note 20B].

[C] Private Investor - Line of Credit - On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to the private investor until April 15, 1995 or from the net proceeds of a public offering, whichever was earlier. On March 31, 1995, the Company owed a total of $812,455 of which $752,042 was principal and $60,413 was accrued interest payable. The Company was in default on the due date, however these obligations were assigned to the Company's Chief Executive Officer in May 1995 [See Notes 19F and 20A].

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #6
- ------------------------------------------------------------------------------



[7] Notes Payable [Continued]

[D] Equipment Loan - In January 1991, the Company entered into a loan transaction with a vendor for the principal sum of $369,633 payable in 24 consecutive equal monthly installments of $17,747 at an interest rate of 14% per annum commencing February 15, 1991. This loan was renegotiated in December 1991 for the principal sum of $301,657 and calls for 30 consecutive equal monthly installments of $11,618 at a reduced interest rate of 11.5% per annum commencing January 15, 1992. This loan was renegotiated in March 1993 for the principal sum of $292,058.12 and calls for a payment in the amount of $5,000 per month until full payment has been completed. The balance due at March 31, 1995 is $221,203.

[E] Line of Credit - On August 19, 1992, the Company renewed the revolving line of credit with an investor. The revolving line of credit is for up to a maximum of $600,000 with a commitment to borrow a minimum of $2,000,000 during a one year period. This loan is made in amounts which is equal to 70% of the pledged invoice's amount and it is secured by (i) a first security interest in certain accounts receivable from two specific customers, (ii) personally guaranteed by two of the officers of the Company. Repayment is to be made upon receipt of any payment of pledged invoice, 115% of the amount borrowed. As of March 31, 1995 and 1994, the outstanding loan balance were $968,494 and $-0-, respectively.

[F] Line of Credit - On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoices amount and is secured by (i) a first interest in certain accounts receivable from five specific customers, (ii) personal guarantee by two of the officers of the Company. As of March 31, 1994, the Company owed $414,475 including accrued loan fee of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days. As of March 31, 1995, the Company owed $115,000.

All loans are subordinate to the bank's line of credit at March 31, 1995 and 1994.

Following are maturities of long-term debt for each of the next five years:

1996                    $4,150,205
1997                        43,818
1998                        48,407
1999                        53,475
2000                        35,838
Thereafter                      --
                        ----------

  Total                 $4,331,743

The average interest rate is 12.75% and 12.68% for March 31, 1995 and 1994, respectively.


I:\WP60\DATA\EDGAR\DIAMOND.WPD
                                      B-13

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #7
- ------------------------------------------------------------------------------





[8] Capital Leases

The Company is the lesser of equipment under capital leases expiring in various years through 2000. The assets and liabilities under capital leases are received at the lower of the present value of the minimum lease payments or the fair value of the assets. The assets are depreciated over the lower of their related lease terms or their estimated productive lives. Depreciation of assets under capital leases is included in depreciation expense for 1995 and 1994.

Following is a summary of property held under capital leases:

                                           March 31,
                                       1 9 9 5     1 9 9 4

Furniture, Fixtures and Equipment   $  619,771  $  591,214
Less:  Accumulated Depreciation        205,611     130,739
                                    ----------  ----------

  Totals                            $  414,160  $  460,475
  ------                            ==========  ==========

Minimum future lease payments under capital leases as of March 31,1995 for each of the next five years and in the aggregate are:

Year ended March 31, 1995

1996                                            $  180,160
1997                                               148,633
1998                                                18,235
1999                                                 4,265
2000                                                 2,133
                                                ----------

Total Minimum Lease Payments                       353,426
Less:  Amount Representing Interest                 51,237

  Present Value of Net Minimum Lease Payments   $  302,189

[9] Income Taxes

As of March 31, 1995, the Company had approximately $7,700,000 in net operating losses expiring in various years ending 2009 that will be carried forward to be utilized against future Company earnings.

Effective April 1, 1993, the Company adopted FAS No. 109 "Accounting for Income Taxes." The Company has a deferred tax asset of approximately $3,000,000 arising from the net operating loss carry forward. However, due to the uncertainty that the Company will generate income in the future sufficient to fully or partially utilize these carry forwards, an allowance of $3,000,000 has been established to offset this asset. The effect of adoption on current and prior financial statements is immaterial.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #8
- ------------------------------------------------------------------------------



[10] Capital Stock

[A] On March 31, 1990, two officers and three employees acquired 3,000 additional shares of common stock by executing five promissory notes totaling $1,380,000. These notes carried interest at 9% and are due on March 31, 1995. Commencing September 1, 1993, the Board of Directors approved changing the interest rate from 9% to 7.25% per annum on the stock subscription receivable. Interest income of $119,026 and $121,330 have been recorded for the year ended March 31, 1994 and 1993. On March 31, 1994, the Company cancelled the principal balance of $865,836 on the stock subscription receivable and compensation expense of $865,836 was recorded accordingly [See Notes 4A and 18].

[B] On July 15, 1991 as a part of a business combination with Trans-Atlantic Video, Inc., the Company issued 1,000,000 shares of voting preferred stock which were convertible into 1,950,000 shares of voting common stock.

[C] On February 16, 1994, at its annual shareholders' meeting, an approval to increase the authorized common stock of the Company from 5,000,000 shares of common stock, no par value, to 15,000,000 shares was received.

[D] During the December 31, 1993 quarter, four preferred shareholders converted a total of 194,935 shares of the Company's preferred stock into 380,122 shares of the Company's common stock. These shareholders sold their shares of common stock at $1.20 per share and utilized the proceeds to pay their stock subscription.

Also during the December 31, 1993 quarter, another preferred shareholder converted 148,891 shares of the Company's preferred stock into 290,339 shares of the Company's common stock. The shareholder sold these shares of common stock at $1.50 per share and made available to the Company a $400,000 credit line from the proceeds of the stock sale.

[E] In July 1994, the Company entered into a settlement agreement with a former employee and director of the Company. Under the settlement agreement, the former employee and director returned 26,269 shares of convertible preferred stock to the company. The Company assigned a value of $13,000 to these treasury shares based on fair value of the stock.

[11] Earnings Per Share

Earnings per share are based on the weighted average number of common shares outstanding for the years ended March 31, 1995, 1994, and 1993 as restated to include the number of shares issued in the business combination with TAV reflecting conversion for a preferred share of stock into 1.95 shares of common stock. The weighted average number of shares have been adjusted for all periods to reflect the one-for-twenty reverse stock split effected on July 2, 1993. The effect of warrants has not been included as its effect would be anti-dilutive.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #9
- ------------------------------------------------------------------------------



[12] Segmented Information

The Company's operations are classified in two principal industry segments:

Video Tapes - Engage in the manufacture of tapes and other video products.

Household Products and Cellular Phones - Engaged in the sale of household products and cellular phones.

                                           Y e a r s  e n d e d
                                              M a r c h  3 1,
                                       1 9 9 5     1 9 9 4     1 9 9 3
                                       -------     -------     -------
Revenues:
  Video Tapes                       $13,105,780 $13,163,748 $ 9,971,368
  Household Products and Cellular Phones     --      48,100     604,497

  Total Revenues                    $13,105,750 $13,211,848 $10,575,865
  --------------                    =========== =========== ===========

Operating Earnings [Loss]:
  Video Tapes                       $(1,652,546)$(3,263,964)$(1,415,613)
  Household Products and Cellular Phones     --      40,529      (4,607)

  Totals                            $(1,652,546)$(3,223,435)$(1,420,220)

  Earnings [Loss] Before Income Taxe$(1,958,468)$(3,371,116)$(1,601,353)

Identifiable Assets:
  Video Tapes                       $ 8,583,715 $ 9,693,498 $10,619,925
  Household Products and Cellular Phones     --          --      17,884

  Total Identifiable Assets         $ 8,583,715 $ 9,693,498 $10,637,809
  -------------------------         =========== =========== ===========

Capital Additions:
  Video Tapes                       $        -- $   699,268 $ 1,423,363
  Household Products and Cellular Phones     --          --          --
                                        ------- ----------- -----------

  Total Capital Additions           $        -- $   699,268 $ 1,423,363
  -----------------------           =========== =========== ===========

Depreciation and Amortization Expense:
  Video Tapes                       $   915,425 $ 1,665,719 $   952,906
  Household Products and Cellular Phones     --          --      23,859
                                        ------- ----------- -----------

  Total Depreciation and Amortization
   Expense                          $   915,425 $ 1,665,719 $   976,765
   -------                          =========== =========== ===========

[13] Stock Warrants

In connection with the November 29, 1991 public offering for 575,000 shares of common stock with net proceeds of approximately $4,300,000, the Company has outstanding 230,000 of its Class A common stock warrants. Each warrant entitles the holder to purchase one share of common stock. The class A warrants have exercise prices of $10 per share from June 1, 1992 to May 31, 1993; of $15 per share from June 1, 1993 to May 31, 1994; of $20 per share from June 1, 1994 to May 31, 1995. Each Class A warrant is redeemable by the Company at $.01 per share subject to certain conditions relative to the market price of the Company's common stock.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #10
- ------------------------------------------------------------------------------

[14] Litigation

The Company has been named as defendant and co-defendant in various legal actions filed against the Company in the normal course of business. The Company believes that it has adequate legal defenses and intends to vigorously defend itself in these actions. The Company believes after consulting with counsel that an adverse decision in any one lawsuit would not have a material adverse impact on the Company, however, the aggregate affect of an adverse decision in a majority of the lawsuits outstanding could have a material adverse impact on the Company.

On May 12, 1993, the Company was named as a defendant in claim for a breach of a license agreement along with infringement on the licensor's patent and trademark rights and failure to pay royalties pursuant to the license agreement. The complaint was settled for $400,000, which was charged to fiscal 1994 operations.

[15] Going Concern

The Company's financial statements are prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company has incurred net losses for the years ended March 31, 1995, 1994 and 1993 of $1,958,468, $3,371,116 and $1,601,353,
respectively. The Company has also encountered difficulties in complying with financial requirements under its bank line of credit and has been experiencing difficulties in paying its vendors on a timely basis. These factors create uncertainty whether the Company can continue as a going concern. The Company's plans to mitigate the effects of the uncertainties are (i) the successful reduction of its operating expenses in fiscal 1996 by elimination of its 1395 Manasero Street, California facility while still maintaining its sales volume,
(ii) to sell a parcel or all of 2 parcels of property owned by ATRE [50% owned by the Co.] located in Vancouver, WA, (iii) to further upgrade and increase its products lines and thus reach a consistently higher gross profit margin mix and realize profitability, (iv) to pledge sales invoices against the bank line of credit and pay off the bank line of credit, and seek another asset base lending line of credit (v) to successfully convert debt obligations into equity, and
(vi) to negotiate with several reliable investors to provide the Company with additional working capital

Management believes that these plans can be effectively implemented in the next twelve months. The Company will continue to seek additional interim financing from private sources to supplementary support its cash needs for the next twelve months during the implementation of these plans to achieve profitability. The Company's ability to continue as a going concern is dependent on the implementation and success of these plans. The financial statements do not include any adjustments in the event the Company is unable to continue as a going concern.

[16] Major Customers

For the year ended March 31, 1995, the Company had net sales to one customer in its last fiscal quarter that amounted to approximately $2,650,000 or 20% of net annual sales. For the year ended March 31, 1994, the Company had net sales to one customer that amounted to $1,572,000, or 12% of net sales. For the year ended March 31, 1993, the Company had net sales to one customer that amounted to approximately $1,126,000, or 11% of net sales.

[17] New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No.121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #11
- ------------------------------------------------------------------------------




[18] Stock Subscription Receivable

On December 20, 1994, the Board of Directors revoked its June 23, 1994 election to forgive a receivable due from its shareholders for approximately $866,000 relating to their subscription of shares of common stock of the Company. The Board resolved on December 20, 1994 that the Company would reduce the price on the unpaid shares of stock to $.125 per share. In March of 1995, the Company forgave the accrued interest receivable of $205,342 on the stock subscription receivable.

[19] Subsequent Events

[A] Spin-off of Custom Duplication Business - On April 13, 1995, the Board of Directors approved the spin-off of its custom duplication business. Pursuant to this transaction, the Company's former President surrendered his employment contract and returned 146,654 shares of the Company's preferred stock back to the Company as treasury stock. Equipment with a carrying value of approximately $170,000 was transferred from the Company and the Company's former President assumed all remaining obligations on these assets of approximately $75,000. The Company agreed to a non compete agreement with this new custom duplication venture by the Company's former President [See Note 20C].

[B] Sale of Multi Media Assets - On May 8, 1995, the Company closed the sales agreement with a Mexican company, Central Video, for $750,000 by allowing credit to the Company for future duplication services. The President of Central Video is the former President of the Company. The Company is receiving $750,000 of future duplication services and is giving up equipment with a book value of approximately $630,000. In addition, Central Video entered into a sublease for the remaining thirteen month lease. The Company has guaranteed the Company's former President a minimum of $2,500,000 a year of production orders for the next three years. Central Video has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company. The Company has agreed to pay the Company's former President a 3% commission on orders the Company places with Central Video [See Note 20C].

[C] Bank Line of Credit - In May 1995, the Company reached an agreement with the bank to pledge $1,300,000 of sales invoices to offset the remaining bank liability of approximately $940,000.

[D] Partial Sale of ATRE Real Estate - In May 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December of 1995.

[E] New Lease - On June 27, 1995, the Company entered into a new lease for additional warehouse space for a monthly rental of $3,637, for six months.

[F] Assignment and Assumption of Debt Obligations to Chief Executive Officer - In May of 1995, three debt obligations totaling $1,131,434 were assigned to the Company's Chief Executive Officer. This officer issued promissory notes to the three entities [ See Notes 7C and 20A ].

[20] Subsequent Events  [Unaudited]

[A] Equity Conversions - On July 19, 1995, the Chief Executive Officer of the Company converted three debt obligations totaling $1,131,434 into 8,212,785 shares of the Company's common stock [See Note 19F]. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

DIAMOND ENTERTAINMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS, Sheet #12
- ------------------------------------------------------------------------------



[20] Subsequent Events  [Unaudited] [Continued]

[B] Purchase of Debt Obligations and Equity Conversion - Pursuant to the June 15, 1995 assignment of debt agreement, the Company's $676,031 obligation to its former underwriter was purchased by an unaffiliated Company [See Note 7B]. On July 19, 1995, an agreement was reached to issue 2,538,446 shares of the Company's common stock for this obligation. The conversion is effectuated at .26 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

[C] Pro Forma Data - The following summarized pro forma information assumes the spin-off of the custom duplication business [See Note 19A] and the sale of multi-media assets [See Note 19B] in May of 1995 had occurred as of March 31, 1995. In addition, it also assumes the debt to equity conversions accepted in July of 1995 took place as of March 31, 1995 [See Notes 20A and 20B].

                                        Historical  Adjustments      As Adjusted

Current Assets                         $5,654,681   $  250,000 [19B] $ 5,904,681

Property, Plant and Equipment - Net     1,085,957     (630,000)[19B]
                                                      (170,000)[19A]     285,957

Film Masters and Artwork - Net            682,421                        682,421
Other Assets                            1,160,656      500,000 [19B]   1,660,656
                                       ----------                    -----------

  Total Assets                         $8,583,715                    $ 8,533,715
  ------------                         ==========                    ===========

Current Liabilities                    $9,150,425     (676,031)[20B]
                                                    (1,131,434)[20A]
                                                       (75,000)[19A] $ 7,267,960

Long-Term Liabilities                     340,411                        340,411

Stockholders' Equity                     (907,121)   1,131,434 [20A]
                                                       676,031 [20B]
                                                       120,000 [19B]
                                                       (95,000)[19A]     925,344
                                       ----------                    -----------

  Total Liabilities and Stockholders'
   [Deficit]                           $8,583,715                    $ 8,533,715
   ---------                           ==========                    ===========


[D] Bank Line of Credit - As of July 12, 1995, the Company owed approximately $373,000 on the bank line of credit.




                    .  .  .  .  .  .  .  .  .  .  .  .  .  .

             INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTARY SCHEDULE



To the Board of Directors and Shareholders of Diamond Entertainment Corporation



            Our audits of the financial statements of Diamond Entertainment Corporation presented in the preceding section of this report were made for the purpose of forming an opinion on such financial statements taken as a whole. We have also examined Supplemental Schedule VIII. The supplemental schedule is presented for purposes of complying with the Securities and Exchange Commission's rules and regulations under the Securities Exchange Act of 1934 and is not otherwise a required part of the financial statements. The supplemental schedule has been subjected to the auditing procedures applied in the audits of the financial statements.

            In our opinion, the schedule referred to above fairly states, in all material respects, the financial data required to be set forth therein in relation to the financial statements taken as a whole.






                                          MORTENSON AND ASSOCIATES, P. C.
                                                Certified Public Accountants.

Cranford, New Jersey
June 30, 1995

DIAMOND ENTERTAINMENT CORPORATION
- ------------------------------------------------------------------------------


SCHEDULE VIII - VALUATION AND QUALIFYING ACCOUNTS
- ------------------------------------------------------------------------------


                                 Balance at    Charged   Deductions  Balance at
                                  Beginning     Against     from        Close
                                   of Year     Income     Reserves     of Year

For the year ended March 31, 1993:
  Deducted from Related Assets Allowance
   for Doubtful Accounts         $   278,435 $   161,198 $   254,300 $   185,333
                                 =========== =========== =========== ===========

For the year ended March 31, 1994:
  Deducted from Related Assets Allowance
   for Doubtful Accounts         $   185,333 $   227,296 $    55,296 $   357,333
                                 =========== =========== =========== ===========

For the year ended March 31, 1995
  Deducted from Related Assets Allowance
   for Doubtful Accounts         $   357,333 $   478,149 $    88,346 $   747,136
                                 =========== =========== =========== ===========

Item 7:

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------


Year ended March 31, 1995 compared with the year ended March 31, 1994.

Results of Operations

The Company's operating [losses] for the years ended March 31, 1995 and 1994 were $(1,652,546) and $(3,223,435), respectively, a decrease of $1,570,889 in
1995. This decrease was mainly attributable to a gross profit increase of approximately $1,100,000 and a decrease in operating expenses of approximately $500,000. The Company's operating [loss] continues to remain high because of the Company's insufficient gross profit to cover the operating expenses.

The Company's sales for the years ended March 31, 1995 and 1994 were $13,105,750 and $13,211,848, respectively. This reflects a decrease of $106,098 or 1% from 1994. Management believes this sales decrease was primarily the result of sales orders not being able to be completed because of working capital deficiencies. In the last quarter of fiscal 1995, the Company acquired a new significant customer whose sales for the March 1995 quarter were approximately $2,600,000.

At March 31, 1995, the Company's video business had two major divisions. A brief description of these two divisions is as follows:


The Standard Video Line and the Premier Line are considered the Multi Media Division [formerly known as the "Entertainment Division"]. This division sells products that are either owned by the Company or licensed. The customer base is predominantly retail stores or distributors. Sales for the years ended March 31, 1995 and 1994 for the Multi Media Division were approximately $12,100,000 and $9,600,000, respectively, or a 26% increase over 1994. On May 8, 1995, the Company closed a $750,000 sales agreement with a Mexican company for equipment with a book value of approximately $630,000 by allowing credit to the Company for future duplication services. The Company has guaranteed a minimum of $2,500,000 a year production orders for the next three years. The Mexican company has agreed to provide a maximum of a $3,000,000 90 day credit line to the Company.

The Multi Level Marketing Division and Custom Video Duplication Division were considered the Custom Duplication Division. This division sells mainly custom duplication services to companies that required video duplication, packaging and fulfillment services. Sales for the years ended March 31, 1995 and 1994 for the Custom Duplication Division were approximately $1,000,000 and $3,600,000, respectively, or a 72% decrease from 1994. On April 13, 1995, the Board of Directors approved the spin off of its custom duplication business to the Company's former President. Equipment with a book value of approximately $170,000 was transferred from the Company and the Company's former President assumed all the remaining obligations on these assets of approximately $75,000. The Company believes these transactions will enable the Company to concentrate its efforts and resources into product development, marketing and distribution and at the same time reduce certain overhead costs. The Company will utilize four contractors who specialize in video tape and CD-Rom manufacturing. The Company believes that these arrangements will enable the Company to meet its sales and distribution needs. The Company agreed to a non-compete agreement with this new custom duplication venture by the Company's former President.


Cost of sales for the years ended March 31, 1995 and 1994 were $8,451,693 and $9,663,759 or 64% and 73% of sales, respectively.

Gross profit for the years ended March 31, 1995 and 1994 were $4,654,057 and $3,548,089, or 36% and 27% of sales, respectively. The Company's gross profit increased by 9% as a percentage of sales, for the years ended March 31, 1995 as compared to March 31, 1994. Depreciation and amortization, included in the cost of goods sold, for the years ended March 31, 1995 and 1994 were $915,425 and $1,665,719, respectively.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1995 compared with the year ended March 31, 1994.

Results of Operations [Continued]

Operating expenses for the years ended March 31, 1995 and 1994 were $6,306,600 and $6,771,524, respectively. During the three months ended June 30, 1994, the Company wrote-off a receivable totaling $183,187. This was the result of management's settlement with a former employee of the Company in July of 1994. In the last fiscal quarter of 1995, the Company forgave accrued interest receivable totaling approximately $274,000 relating to stock subscription receivables. Also in the last fiscal quarter of 1995, the Company incurred an additional bad debt expense of approximately $360,000 by providing an allowance for officers loans totaling $360,000.

Interest expense for the years ended March 31, 1995 and 1994 was $488,333 and $396,890, respectively. As of March 31, 1995, the outstanding bank debt was $1,598,973.

Liquidity and Capital Resources

The Company's working capital [deficit] at March 31, 1995 was $(3,495,744) as compared with a working capital [deficit] of $(1,087,186) at March 31, 1994.

Operations

For the years ended March 31, 1995, cash utilized for operations was $(173,311). The Company's net loss of $1,958,468 has been funded primarily by the successful collection efforts on its accounts receivable. The Company intends to utilize future debt or equity financing or debt to equity conversions to help satisfy past due obligations and to pay down its debt obligations.

The Company has frequently been unable to pay its obligations for merchandise and services as they become due. The Company has not been operating profitably and it cannot be certain that it will earn sufficient profits in the foreseeable future which would permit the Company to meet its anticipated working capital needs. A lack of working capital has inhibited the Company's ability to deliver orders. Should the Company experience the continued cash flow deficiencies and lack of profitability, additional financing may be required.

Investing

Capital expenditures and leases for the years ended March 31, 1995 and 1994 were $106,757 and $130,313, respectively. For March 31, 1995 and 1994, investments in masters and artwork were $245,078 and $568,955, respectively. Management believes it is necessary to increase its licensed products in both classic movies and its standard video line for its Entertainment Division. The Company believes it takes from nine months to one year after the purchase of the masters and artwork to establish and penetrate the marketplace with new releases.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1995 compared with the year ended March 31, 1994.

Liquidity and Capital Resources [Continued]

Financing

The Company intends to reduce its bank line of credit to lower its interest burden. In May 1995, the Company reached an agreement with the bank to pledge $1,300,000 of sales invoices to offset the remaining bank liability of approximately $940,000. The Company has realized an improved collection cycle of its accounts receivable and has added quality and new products to its video library. The Company believes with an injection of capital, the Company would be in an improved financial position. The Company anticipates achieving improved bank financing, sales growth and obtaining profitability to provide the means of financial and operational support for the next twelve months. If any of these factors are not achieved, adverse effects could result. The Company believes that should these adverse effects materialize, management will seek additional financing through perhaps a private placement or vendor support in order to survive. There can be no guarantee that the Company will be successful in these efforts.

Management intends to seek additional equity financing from unaffiliated individuals in private offerings and to secure an additional line of credit until operations generate a positive cash flow. If the Company is unsuccessful in obtaining additional equity or debt financing, then the Company's liquidity and capital resources could be adversely affected.

During the year ended March 31, 1995, the Company advanced to American Top Real Estate ["ATRE"] $1,565,937 and repaid $1,623,300 of advances to ATRE. The Company has a 50% interest in ATRE. In May of 1995, the Company entered into a sales agreement for two acres of land for approximately $940,000. The closing for these parcels of land is anticipated to be December of 1995. The Company believes that the sales of additional ATRE parcels will be accomplished in 1996 and 50% of the proceeds will be utilized to repay the Company in 1996 based upon the Company's percentage of investment of 50%. The Company is required by the partnership agreement to make additional advances to the ATRE partnership in the next twelve months. A further delay in the sales of these parcels will require additional capital contributions to be made. These additional capital contributions by the Company and any further delay in the sales of these parcels will have a negative impact on the Company's financial position. Therefore, ATRE and the Company are seeking additional equity partners to inject capital to be used for ATRE's short- and long-term needs.


The Company's volume of borrowing with the bank's line of credit for the years ended March 31, 1995 and 1994 was approximately $7,500,000 and $7,700,000, respectively. On November 4, 1994, the Company was granted an extension from September 1, 1994 until February 28, 1995 on the bank line of credit. The Company has not been in compliance with certain financial requirements under the line of credit and has not received a waiver from the bank for its lack of compliance with certain requirements. The waiver expired February 28, 1995. The Company pledged invoices totaling $1,313,000 in May 1995. As of July 12, 1995, the Company owed approximately $370,000. Two officers of the Company, the CEO, James Lu and the COO, Thomas Cheng, have guaranteed this line of credit.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1995 compared with the year ended March 31, 1994.

Liquidity and Capital Resources [Continued]


On August 12, 1992, the Company obtained two lines of credit totaling $1,205,035 from a private investor. The balance at March 31, 1995 of $812,455 was due April 1, 1995. Interest was at 12% per annum. As additional consideration for the lines of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit will terminate upon default by the Company and are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of American Top Real Estate. These loans are personally guaranteed by two of the officers of the Company, the CEO, James Lu and COO, Thomas Cheng. On March 31, 1995, the Company was in default on the due date, however these obligations were assigned to the Company's Chief Executive Officer, James Lu in May 1995 and in July 1995 Mr. Lu converted this obligation to the Company's common stock.


On November 6, 1992, the Company obtained an additional revolving line of credit up to a maximum of $600,000 from another private investor. This loan is made in amounts equal to 70% of the pledged invoice's amount and is secured by (i) a first security interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of March 31, 1994, there were no loans outstanding under this revolving line of credit. Repayment of 115% of the amount borrowed is to be made upon receipt of any payment of pledged invoices. As of March 31, 1995, the Company owed $968,494 plus 15 % interest against sales invoices amounting to $1,430,855.

On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoice's amount and is secured by (i) a first interest in certain accounts receivable from five specific customers and (ii) personal guarantees by two of the officers of the Company. As of March 31, 1995, the Company owed $115,000 including accrued loan fees of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days.

On June 20, 1995, the Company accepted an offer by the Company's Chief Executive Officer to convert an outstanding obligation to him totaling $1,131,434 into 8,212,785 shares of the Company's common stock. The conversion is effectuated at a 38% premium rate of .138 per share of common stock. The market value at the time of conversion was .10 per share of common stock.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1995 compared with the year ended March 31, 1994.

Liquidity and Capital Resources [Continued]

On August 12, 1992, the Company obtained two lines of credit from a private investor. Interest is 12% per annum. As additional consideration for the line of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of ATRE. These loans are personally guaranteed by two of the officers of the Company. On October 27, 1993, the Company was granted an extension on the total indebtedness of $752,042 to a private investor until April 15, 1995 or from the net proceeds of the proposed public offering, whichever was earlier. On March 31, 1995, the Company owes a total of $812,455 of which $752,042 is principal and $60,413 is accrued interest. The Company was in default on the due date, however in May of 1995, these obligations were assigned to the Company's Chief Executive Officer. On July 19, 1995, the officer agreed to convert this debt obligation into shares of common stock.

Management believes that a stronger marketing effort to be a sales oriented company needs to be addressed. Management is currently expanding its sales force in all divisions with individuals who have the industry experience and contacts.

New Authoritative Pronouncements

The FASB has issued SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities," which the Company adopted on April 1,1995. The adoption did not have a material impact on the Company's financial position or results of operations. In October of 1994, the FASB issued SFAS No. 119, "Disclosure above Derivative Financial Instruments and Fair Value of Financial Instruments." While SFAS No. 119 primarily creates new disclosure requirements for derivative financial instruments which the Company does not trade in at this time, the technical disclosure amendments to SFAS No. 107 created by SFAS No. 119 will be implemented on April 1,1996. The FASB has also issued SFAS No.121, "Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of". The Company will adopt SFAS No. 121 on April 1, 1996.

Impact of Inflation

The Company does not believe that inflation had an impact on sales or income during the past several years. Increases in supplies or other operating costs could adversely affect the Company's operations; however, the Company believes it could increase prices to offset increases in costs of goods sold or other operating costs.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1994 compared with the year ended March 31, 1993.

Results of Operations

The Company's operating [loss] for the years ended March 31, 1994 and 1993 was $(3,223,435) and $(1,430,220), respectively, an increase of $1,793,215 in 1994.
This increase was mainly attributable to an increase in selling expenses which was primarily attributable to the Company's $400,000 royalty expense accrual in June 1993 resulting from a dispute with a licensor, a bad debt expense of approximately $350,000 resulting from the settlement of the receivable from the Estate of Julius Cohen, and the cancellation of the stock subscription receivable of approximately $865,000 in March of 1994. The Company's operating loss continues to remain high because of the Company's insufficient gross profit to cover the operating expenses.

The Company's sales for the years ended March 31, 1994 and 1993 were $13,211,848 and $10,575,865, respectively. This reflects an increase of $2,635,983 or 25% over 1993. The sales increase was primarily a result of the Company securing several major national retail chains' orders and the continuous effort in market development and new title acquisitions.

The Company's video business has two major divisions. A brief description of these two divisions is as follows:


The Standard Video Line and the Premier Line are considered the Multi-Media Division [formerly the "Entertainment Division"]. This division sells products that are either owned by the Company or licensed by licensors. The customer base is predominantly retail stores or distributors. Sales for the years ended March 31, 1994 and 1993 for the Multi-Media Division were approximately $9,600,000 and $8,000,000, respectively, or a 20% increase over 1993.


The Multi Level Marketing Division and Custom Video Duplication Division are considered the Custom Duplication Division. This division sells mainly custom duplication services to companies that require video duplication, packaging and fulfillment services. Sales for the years ended March 31, 1994 and 1993 for the custom duplication division were $3,600,000 and $2,000,000, respectively, or a 80% increase over 1993.

Cost of sales for the years ended March 31, 1994 and 1993 were $9,663,759 and $7,983,148 or 73% and 75%, respectively.

Gross profit for the years ended March 31, 1994 and 1993 were $3,548,089 and $2,592,717, or 27% and 25%, respectively. The Company's gross profit increased by 2% for the years ended March 31, 1994 as compared to March 31, 1993. The Company recognized the increasing competition in the Entertainment Division and began to increase its marketing and sales efforts in the Custom Duplication Division. The Company has experienced a high cost of sales because of the increased depreciation of its new duplication equipment and the higher cost of materials due to the necessity for a better quality tape and housing. Depreciation and amortization, included in the cost of goods sold, for the years ended March 31, 1994 and 1993 were $1,665,719 and $976,765, respectively.

Selling, general and administrative expenses for the years ended March 31, 1994 and 1993 were $6,771,524 and $4,022,937, respectively. Management is continuing to expand its marketing efforts by increasing its sales force and efforts. In addition, the Company accrued in the quarter ended June 30, 1993, a royalty expense pursuant to its negotiations of a claim for a breach of a license agreement along with infringement on a licensor's patent and trademark rights, in the quarter ended December 31, 1993, a bad debt expense of approximately $350,000 was recorded resulting from the settlement of a receivable and in the quarter ended March 31, 1994, compensation expense was recorded for approximately $865,000 resulting from the cancellation of the stock subscription receivable.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1994 compared with the year ended March 31, 1993.

Results of Operations [Continued]

Interest expense for the years ended March 31, 1994 and 1993 were $396,890 and $453,388. This represents a decrease of approximately 12%. During May 1992, the Company liquidated $1,000,000 of its $1,600,000 certificate of deposits to further reduce its bank debt. As of March 31, 1994, the outstanding bank debt was approximately $1,760,000.

During the year ended March 31, 1994, the Company incurred a bad debt expense of $342,674. This was the result of managements' determination to reach a settlement with the Estate of Julius Cohen.
Management settled this matter for $50,000 in May of 1994.

On April 1, 1993, the Company entered into a 50% joint venture with a Taiwan Company. The Company will provide video titles and consign finished goods to the Taiwan Company. The Taiwan Company is responsible for the marketing and office administration . Continuous efforts will be made to penetrate educational channels. The Company will continue to increase the number of categories of products to be dubbed in Chinese or subtitled for infusion into this market. On September 8, 1993, the Company entered into a 50% joint venture with a Korean Company. The Company will provide video titles to duplicate and sales into Korean market.

Liquidity and Capital Resources

The Company's working capital [deficit] at March 31, 1994 was $(1,087,186) as compared with working capital of $212,681 at March 31, 1993.

Operations

For the year ended March 31, 1994, cash generated from operations was approximately $440,000. The Company's net loss of $3,371,116 has been funded primarily by the extending of its accounts payable. The Company intends to utilize future equity financing to help satisfy past due obligations and to pay down its debt obligations.

The Company has frequently been unable to timely pay its obligations for merchandise and services as they become due. Management has been successful in obtaining extensions until after March 31, 1995 for a total balance of $24,464 from its vendors at March 31, 1994. Approximately half of the proposed net offering proceeds will be used to satisfy accounts payable and other indebtedness. The Company has not been operating profitably and it cannot be certain that it will earn sufficient profits in the foreseeable future which would permit the Company to meet its anticipated working capital needs. A lack of working capital will inhibit the Company's ability to deliver orders. Should the Company experience the continued cash flow deficiencies and lack of profitability, additional financing may be required.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1994 compared with the year ended March 31, 1993.

Liquidity and Capital Resources [Continued]

Investing

Capital expenditures and leases for the years ended March 31, 1994 and 1993 were $130,313 and $551,934, respectively. For March 31, 1994 and 1993, investments in masters and artwork were $568,955 and $919,459, respectively. Management believes it is necessary to increase its licensed products in both classic movies and its standard video line for its Entertainment Division. The Company believes it takes from nine months to one year after the purchase of the masters and artwork to establish and penetrate the marketplace with new releases.

Management also anticipates in the future, additional investments in catalogue design to reflect a top-quality image and in equipment hardware and software to expand, improve and protect the duplicating process for the Custom Duplication Division.

Financing

Management believes that net proceeds from the proposed public offering will support the financial needs of the Company for approximately six to twelve months. Management anticipates utilizing the net proceeds of approximately $1,000,000 from the proposed public offering to primarily reduce its past due accounts payable and certain indebtedness. The Company also intends to reduce its bank line of credit to lower its interest burden. The Company has realized stronger sales growth for the fiscal year ended March 31, 1994, an improved collection cycle of its accounts receivable and has added quality and new products to its video library. The Company believes with this injection of capital, the Company will be in an improved financial position. The Company anticipates achieving improved bank financing, continued sales growth and obtaining profitability to provide the means of financial and operational support beyond the offering. Should any of these factors not be achieved, then adverse effects could materialize. The Company believes that should these adverse effects materialize, then management will seek additional financing through perhaps a private placement or vendor support in order to survive. There can be no guarantee that the Company will be successful in these efforts.

The underwriter of the proposed public offering has been named a defendant in regulatory matters and various litigation. This could possibly have an adverse effect on the Company's liquidity.

Management intends to seek additional equity financing and to secure an additional line of credit until operations generate a positive cash flow. Should the Company experience delays in the proposed public offering or is unsuccessful in obtaining additional equity or debt financing, the Company's liquidity and capital resources could be adversely affected.

During periods of temporary cash shortages, the officers of the Company have provided and will continue to provide within their means, additional debt financing for the Company.

During the year ended March 31, 1994, the Company advance to American Top Real Estate [ATRE] $152,000. The Company has a 50% interest in ATRE. On January 19, 1994, ATRE entered into an agreement to sell a parcel of land for $4,400,000. ATRE has a 70% interest in this land. It is anticipated that this sale will be consummated in the first quarter of 1995 and that proceeds from this sale will be first utilized to repay the Company and the other two ATRE shareholders their advances and interest on those advances.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1994 compared with the year ended March 31, 1993.


Liquidity and Capital Resources [Continued]

On May 6, 1992, the Company borrowed $150,000 from the Underwriter due April 1, 1995 with annual interest of 10%. The Underwriter shall receive prepayment of up to $350,000 of this indebtedness should the Company realize net cumulative proceeds of $1,000,000 or more from any public or private financing. As additional consideration, the Underwriter received a Common Stock Purchase Warrant for 7,500 shares of Common Stock, exercisable at a price of $15 per share for a term of three [3] years. On May 20, 1992 and May 27, 1992, an additional $100,000 was borrowed from the Underwriter of the public offering due April 1, 1995 with annual interest of 10%. In addition, on June 2, 9 and 15, 1992, an additional $150,000 was borrowed from the Underwriter of the public offering due April 1, 1995 with annual interest of 10%. As additional consideration, the Underwriter received a Common Stock Purchase Warrant for an additional 10,000 shares of Common Stock, exercisable at a price of $15.00 per share for a term of three [3] years. On June 29, 1992 and July 9, 1992, total additional loans of $110,000 were borrowed from the Underwriter. Consequently, the Underwriter was issued a new note for the entire amount of $510,000, cancelling the previous notes of $150,000, $100,000, $150,000 and $110,000 which is due on July 1, 1995 at an interest rate of ten percent [10%] per annum and issued a total of 25,500 shares of Common Stock Purchase Warrants exercisable at $15 per share for a term of three [3] years were issued. These warrants were surrendered by the Underwriter in August of 1992 and were cancelled.

In March 1994, the Company was granted an extension on the total indebtedness due to the Underwriter from April 1, 1995 to July 1, 1995 and approximately $350,000 is to be paid from the net proceeds of the proposed public offering. It cannot be guaranteed that the Underwriter will continue to support the financial needs of the Company by making loans to the Company.

The Company's volume of borrowing with the bank's Line of Credit for the years ended March 31, 1994 and 1993 were approximately $8,000,000 and $12,000,000, respectively. At March 31, 1994, the Company's line of credit balance was approximately $1,760,000, which is due on August 31, 1994, except for $600,000 which is due on April 1, 1995. The Company is current on all of its interest obligations with respect to the bank line of credit, however, as a result of the business combination and the sustained operation losses, the Company has not been in compliance with certain financial ratio covenants required under the line of credit. The Company has received a waiver from the bank for its lack of compliance with certain financial ratio covenants. The waiver expires upon the successful completion of the public offering. The Company believes that the proposed offering proceeds and an improvement in sales would help the Company comply with the financial ratio covenants. Two officers of the Company have guaranteed this line of credit.

On August 12, 1992, the Company obtained two lines of credit totaling $1,205,035 from a private investor. One of the lines of credit for $798,135 is classified as a long-term liability, of which $452,993 has been repaid as of March 31, 1994. The remaining balance of $345,142 is due April 1, 1995. The other line of credit of $406,900 is due April 1, 1995 and is also classified as a long- term liability. Interest of 12% per annum shall be paid each month commencing August 1, 1992. As additional consideration for the lines of credit, the Company issued a total of 25,000 warrants to purchase 25,000 shares of common stock at $30 per share on or before August 12, 1997. The lines of credit will terminate upon default by the Company and are collateralized by (i) a first security interest [subordinate to the bank] in certain accounts receivable, inventory, and equipment and (ii) a security interest in the Company's shares of American Top Real Estate. These loans are personally guaranteed by two of the officers of the Company.

DIAMOND ENTERTAINMENT CORPORATION
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
- ------------------------------------------------------------------------------



Year ended March 31, 1994 compared with the year ended March 31, 1993.

Liquidity and Capital Resources [Continued]

On November 6, 1992, the Company obtained an additional revolving line of credit up to a maximum of $600,000 from another private investor. This loan is made in amounts equal to 70% of the pledged invoice's amount and is secured by (i) a first security interest in certain accounts receivable from five specific customers, (ii) personally guaranteed by two of the officers of the Company. As of March 31, 1994, the Company owes $-0-. Repayment of 115% of the amount borrowed is to be made upon receipt of any payment of pledged invoices.

On November 10, 1993, the Company obtained an additional revolving line of credit up to a maximum of $400,000 from another private investor. This loan is made in amounts equal to 92.75% of the pledged invoices amount and is secured by
(i) a first interest in certain accounts receivable from five specific customers, (ii) personal guarantee by two of the officers of the Company. As of March 31, 1994, the Company owed $414,475 including accrued loan fees of 7.25% from pledged invoice amounts. Interest rate shall be 18% per annum for repayment not made within 90 days.

Management believes that a stronger marketing effort to be a sales oriented company needs to be addressed. Management is currently expanding its sales force in all divisions with individuals who have the industry experience and contacts.

New Authoritative Pronouncements

The Financial Accounting Standards Board has issued FAS No. 106, "Employers Accounting for Postretirement Benefits Other Than Pensions" and FAS No. 107, "Disclosure about Fair Value of Financial Instruments." However, the adoption of the new statements is not expected to have a material impact on the Company's financial position or results of operations. Currently, the Company does not have postretirement benefits. The Company will adopt FAS 107 on April 1, 1996.

Impact of Inflation

The Company does not believe that inflation has had a material adverse effect on sales or income during the past several years. Increases in supplies or other operating costs could adversely affect the Company's operations; however, the Company believes it could increase prices to offset increases in costs of goods sold or other operating costs.